As filed with the Securities and Exchange Commission on April 23, 2026
Securities Act File
No.
333-290486
Investment Company Act File
No.
811-24122

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 2	☒
Post-Effective Amendment No.	☐

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 2	☒

ALGER NEXT GEN GROWTH FUND
(Registrant Exact Name as Specified in Charter)
100 Pearl Street
, 27
th
Floor
New York,
New York
10004
(Address of Principal Executive Offices)
(212)
806-8800
(Registrant’s Telephone Number, Including Area Code)

Tina Payne, Esq. Fred Alger Management, LLC 100 Pearl Street , 27 th Floor New York, NY 10004 (Name and Address of Agent for Service)	Copy to: Nicole Runyan, P.C. Kim Kaufman, Esq. Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ________.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION
Preliminary Prospectus Dated April 23, 2026
PROSPECTUS
[
●
], 2026
ALGER NEXT GEN GROWTH FUND
Class A Shares
Class Z Shares
SHARES OF BENEFICIAL INTEREST
ALGER NEXT GEN GROWTH FUND (the “Fund”) is a newly-formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified,
closed-end
management investment company.
The Fund’s investment objective is to seek long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.
This prospectus (the “Prospectus”) applies to the offering of two separate classes of common shares of beneficial interest designated as Class A and Class Z (the “Shares”).
The Fund is designed primarily for long-term investors and not as a trading vehicle. The Fund is an “interval fund” (defined below) pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s Shares at net asset value (“NAV”). In connection with any given repurchase offer, it is expected the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 calendar days before the repurchase request deadline (
i.e.
, the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). Shareholders may withdraw or modify their requests to tender their Shares for repurchase at any time prior to the Repurchase Request Deadline as described in the relevant Repurchase Offer Notice (as defined herein). The NAV at which a repurchase is effected will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to seek to provide liquidity to shareholders, you should consider the Shares to be illiquid. The Fund expects to make repurchase offers in the months of March, June, September and December and expects to make its initial repurchase offer after two full quarters upon commencement of operations.
See “Risks Relating to Investment Strategies and Fund Investments—Repurchase Program Risk.”
An investment in the Fund is speculative with a substantial risk of loss. The Fund and Fred Alger Management, LLC (the “Manager”), the Fund’s investment adviser, do not guarantee any level of return or risk on investments and there can be no assurance that the Fund’s investment objective will be achieved. The Fund may also utilize leverage in connection with its investment activities.
See “Summary of Principal Terms—Risk Factors—Leverage Risk” and “Types of Investments and Related Risks—Risks Relating to Investment Strategies and Fund Investments—Leverage Risk”
. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to invest in the Fund.
See “Summary of Principal

Terms—Risk Factors” and “Types of Investments and Related Risks—Risks Relating to Investment Strategies and Fund Investments.”

•
The Fund has no operating history. There is not expected to be any secondary trading market in the Shares. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.

•	Unlike an investor in some closed-end funds, a shareholder should not expect to be able to sell its Shares regardless of how the Fund performs. An investment in the Fund is considered illiquid.

•
Unlike some
closed-end
funds, the Shares are not listed on any securities exchange. The Fund intends to provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares (expected to be 5% of the Fund’s Shares outstanding per quarter). As such, an investor’s ability to redeem his or her interest in the Fund may be significantly limited.

•
The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•
An investor in Class A Shares will pay a sales load of up to 5.25% and offering expenses of up to 0.35% on the amounts it invests. Class Z Shares are not sold subject to a sales load, and an investor in Class Z shares will pay offering expenses of up to 0.35% on the amount it invests. If you pay the maximum aggregate of 5.60% or 0.35% for Class A Shares and Class Z Shares, respectively, based on a minimum investment of $1,000 and $500,000, respectively, you must experience a total return on your net investment of 5.93% and 0.35%, respectively, in order to recover these expenses.

•
The Fund invests in private companies that may be considered highly speculative. As a result, investment in Shares of the Fund involves substantial risks including risks associated with uncertainty regarding the valuations of private company investments, high rate of failure among the early-stage companies, and restricted liquidity in securities of such companies.

The date of this Prospectus is [
●
], 2026.

	Per Class A Share	Per Class Z Share
Price to Public	Current NAV	Current NAV
Sales Load (1)	5.25%	None
Proceeds to Fund Before Expenses (2)	Current NAV less applicable sales load	Current NAV
(1)
Investors purchasing Class A Shares may be charged a sales load of up to 5.25% of the investor’s investment in the Fund. Class A Shares are also subject to a contingent deferred sales load. While neither the Fund nor the Fund’s distributor impose a sales load on Class Z Shares, if an investor buys Class Z Shares through certain selling agents or financial intermediaries, such selling agent or financial intermediary may directly charge shareholders transaction or other fees in such amount as they may determine. The Fund is offering on a continuous basis an unlimited number of common shares of beneficial interest
. See “Plan of Distribution.”
(2)
The Manager has agreed to pay the Fund’s initial organizational expenses. The Fund, and not the Manager, will bear ongoing offering expenses (other than the sales load) associated with the Fund’s continuous offering. See “Summary of Fund Fees and Expenses.”
This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information, dated [●], 2026 (the “SAI”), has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. The SAI and, when available, the Fund’s annual and semi-annual reports, and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at Fred Alger Management, LLC, 100 Pearl Street, 27
th
Floor, New York, NY 10004, or by calling toll-free (800)
992-3863.
Investors may request other information about the Fund or make shareholder inquiries by calling (800)
992-3863
or by visiting
www.alger.com
. In addition, the contact information provided above may be used to request additional information about the Fund and to make shareholder inquiries. The SAI, other material incorporated by reference into this prospectus and other information about the Fund is also available on the SEC’s website at
http://www.sec.gov
. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.
Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.
Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF PRINCIPAL TERMS
The following information is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Alger Next Gen Growth Fund (the “Fund”). Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus and the Statement of Additional Information.

THE FUND
The Fund is a newly-organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified,
closed-end
management investment company. The Fund intends to operate as an “interval fund” (as defined below).

This Prospectus applies to the offering of two separate classes of shares of beneficial interest of the Fund (“Shares”), designated as Class A and Class Z Shares. Each class of Shares will be subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

THE MANAGER
Fred Alger Management, LLC (“FAM” or the “Manager”) serves as the Fund’s investment adviser. FAM is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is non-fundamental
and may be changed by a vote of the Board of Trustees of the Fund (the “Board”), without shareholder approval.

Other policies and investment strategies may also be changed without a shareholder vote. Fundamental investment restrictions contained in the SAI may not be changed without shareholder approval.

INVESTMENT OPPORTUNITIES AND STRATEGIES
The Fund will invest under normal circumstances, primarily in domestic and foreign equity securities of companies that are relevant to the Fund’s investment theme of innovation and Positive Dynamic Change (“Next Gen Growth Companies”). The Manager believes companies undergoing Positive Dynamic Change offer the best opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in growth companies that are within the Fund’s theme of investing in Next Gen Growth Companies. For these purposes, “growth companies” are companies the Manager believes have above average growth potential. The Manager considers a number of factors in determining a company’s growth potential, such as whether the company is included in a third-party growth benchmark or classified as a growth company by a third-party vendor, if the company’s projected earnings per share growth, sales growth per share or free cash flow growth or its trailing earnings per share growth is above the equity market median, if the company’s research and development expenses exceed sales, general and administrative expenses, or if the company is raising capital to grow, fund or

5

expand its business. A company’s growth potential can be determined under any of these factors.

The Fund will invest in Next Gen Growth Companies that are operating and investing in the technology, media and telecommunications sectors and/or other sectors disrupted by innovation, including, but not limited to the energy, healthcare, life science, consumer and retail, mobile internet, digital entertainment and ecommerce, cloud computing, machine learning, artificial intelligence (“AI”), transportation, semiconductors, robotics, logistics and infrastructure, defense and financial services sectors.

In effecting the Fund’s investment strategy, the Manager initially employs its fundamental, proprietary investment research investment process to identify companies undergoing Positive Dynamic Change.

Under normal circumstances, substantially all of the Fund’s assets will be invested in equity securities, including common stocks, partnership interests, business trust shares (which are beneficial ownership interests of trusts organized for investment purposes that are not registered under federal securities laws), other equity investments or ownership interests in business enterprises and pooled investment vehicles, including venture capital funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, and preferred stock or debt obligations that are convertible into equity securities. The Fund’s investments will include early- to late-stage private companies and micro-, small-, medium- and large-capitalization public companies. Additionally, the Fund may also invest in private credit instruments such as direct debt and other yield-oriented investments including debt issued by private companies (which may include loans and debt securities of private equity-backed companies), bonds and fixed income securities of various types, and convertible securities issued by U.S. and foreign companies. Convertible securities may include corporate bonds, debentures, notes, preferred stocks, and any other securities that can be exchanged for equity securities or provide an opportunity for equity participation.

The Fund intends to invest in privately-offered securities through direct investments in private Next Gen Growth Companies or through secondary transactions (
i.e.
, acquisitions of interests in a private company acquired from a party other than the company itself) in such private securities (the “Private Sleeve”). The Fund also invests in publicly-traded equity securities of Next Gen Growth Companies or companies that have significant exposure to Next Gen Growth Companies (the “Publicly-Traded Sleeve”). Under normal circumstances, the Fund expects to invest 20% - 80% of its assets (other than cash and cash-related instruments) in investments in the Private Sleeve and the remainder of its assets in the Publicly-Traded Sleeve. The Manager will consider, among other items, the Fund’s assets under management (“AUM”), historical and expected shareholder subscription and redemption activity, and prevailing market conditions when determining the allocation between the Private Sleeve and the Publicly-Traded Sleeve. The Fund also generally expects to target an approximate 15% exposure to cash or cash-related instruments. Notwithstanding the aforementioned targeted percentages, the percentage mix of the Fund’s portfolio among the Private Sleeve, the Publicly-Traded Sleeve and cash and cash-related instruments may vary significantly due to a variety or combination of other factors, including available investment opportunities, the prevailing market environment, the timing of liquidity events for securities held in the Private Sleeve, the extent of repurchase offer subscriptions and fluctuations in market or fair valuations of securities held in the respective sleeves. There is no minimum amount of Fund assets required to comprise either the Publicly-Traded Sleeve, the Private Sleeve or cash and cash-related instruments. Further, it is presently anticipated that the Publicly-Traded Sleeve could comprise a majority of the portfolio during the first three years (or longer) of the Fund’s operations, as the Fund builds the Private Sleeve of the portfolio.

In addition to making direct investments in the equity and/or debt of private companies, including investments alongside private equity firms, the Fund may gain access to assets in the Private Sleeve through (i) secondary purchases of interests in private equity and other private asset funds managed by unaffiliated asset managers (“Portfolio Funds”), including through privately negotiated transactions, from investors in a Portfolio Fund or directly from the Portfolio Fund (“Secondary Investments”) or (ii) primary investments in Portfolio Funds (“Primary Investments”). The Fund expects to invest principally in Secondary Investments and, to a lesser degree, in Primary Investments, although the allocation among those types of investments may vary from time to time.

Traditional Secondary Investments generally will include purchases by the Fund of interests in Portfolio Funds, typically after the end of the Portfolio Fund’s fundraising period (generally three to seven years into the Portfolio Fund’s operating history), with existing underlying portfolio companies. These Portfolio Funds have generally drawn down substantially all of their capital commitments depending on age and investment cycle stage. Sales of Portfolio Fund interests are often driven by an investor’s need for liquidity or active approach in managing their private fund portfolio. Traditional Secondary Investments typically will be acquired by the Fund in privately negotiated transactions, with a Portfolio Fund’s limited partner or, at times, with the Portfolio Fund’s general partner, as there is no established market for such investments. The Fund may also invest in Secondary Investment transactions that are being led by a Portfolio Fund’s general partner, including end-of
life transactions, which seek to partner potential buyers, such as the Fund, with Portfolio Fund managers to provide liquidity solutions to the limited partners in a Portfolio Fund. These Secondary Investments often involve existing investors in a Portfolio Fund being given the option to sell all or a portion of their Portfolio Fund interests to the Fund during a binding election period. Investors in a Portfolio Fund generally are given the option to sell their interests or roll into a newly-formed Portfolio Fund on new terms.

The Fund may invest in foreign securities (including investments in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)) and securities listed on local foreign exchanges.

The Fund may invest directly or through wholly owned subsidiaries of the Fund (“Subsidiaries”) that primarily engage in investment activities in securities or other assets. Certain investments may be held by these Subsidiaries to help effectuate the investment program of the Fund and while such Subsidiaries will not be registered under the 1940 Act, the Fund will wholly own and control any Subsidiaries. The Fund will comply with the provisions of (i) Section 8 of the 1940 Act governing investment policies on an aggregate basis, and (ii) Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with respect each Subsidiary. Subsidiaries will also comply with the provisions of Section 17 of the 1940 Act, or exemptive relief therefrom, related to affiliated transactions and custody. It is not anticipated that any Subsidiary to the Fund will have an investment adviser, but any investment adviser to a Subsidiary will comply with provisions of the 1940 Act relating to investment advisory contracts. Any Subsidiary of the Fund will be formed for the purpose of effectuating the Fund’s investment program, such as holding portfolio investments in order to minimize any adverse impact on the Fund (e.g., impact to the Fund’s tax obligations or RIC status) or to facilitate financing by the Fund in compliance with Section 18, as noted above. Subsidiaries will not have their own investment strategies or corresponding risks.

The Fund will be concentrated (i.e., more than 25% of the value of the Fund’s assets) in securities of issuers having their principal business activities in groups of industries in the information technology sector.

The Fund will be classified as a
“non-diversified”
investment company under the 1940 Act, which means that it may invest a high percentage of its assets in a limited number of issuers and may invest a larger proportion of its assets in a single issuer.

The Fund is permitted to change its 80% policy without a shareholder vote, provided the Fund conducts a repurchase offer prior to the change, the Fund provides at least 60 days’ prior notice of any change in the policy in advance of the offer, the offer is not oversubscribed and the Fund purchases shares at their net asset value.

LEVERAGE; BORROWING
The Fund may use leverage to the extent permitted by the 1940 Act. The Fund will be permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (e.g., a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets, including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund may also use leverage generated by reverse repurchase agreements, dollar rolls and similar transactions. The Fund intends to utilize leverage for investment purposes, may use leverage to meet redemption requests, may use leverage opportunistically, and may use different types, combinations or amounts of leverage over time, based on the Manager’s views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage may cause the Fund’s net asset value (“NAV”) to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does use leverage, the percentage of its total assets such leverage will represent. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
See “Investment Objective, Opportunities and Strategies—Leverage.”
The foregoing requirements do not apply to Portfolio Funds in which the Fund invests unless such Portfolio Funds are registered under the 1940 Act.

BOARD OF TRUSTEES
The Board has overall responsibility for monitoring and overseeing the Fund’s management and operations. A majority of the Trustees are not “interested persons,” as defined in the 1940 Act, of the Fund (“Independent Trustees”).
See “Management of the Fund.”

DISTRIBUTOR
Fred Alger & Company, LLC, located at 100 Pearl Street, 27th Floor, New York, NY 10004 (the “Distributor”) serves as the Fund’s principal underwriter and will act as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Distributor will not be required to sell any specific number or dollar amount of the Fund’s Shares. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund’s Shares.

The Fund’s Shares will be primarily offered and distributed by the Distributor and its associated persons through investment platforms and financial intermediaries. Those platforms and intermediaries may enter into selling agreements with the Distributor to purchase Shares in the Fund on behalf of their clients. Such selling agents or other financial intermediaries may impose terms and conditions on shareholder accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus.

The Manager, Distributor and/or their affiliates, in their discretion and from their own resources, may pay additional compensation out of their own resources (
i.e.
, not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. The additional compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or based on the aggregate value of outstanding Shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

SHARE CLASSES
The Fund currently offers two separate classes of Shares, designated as Class A Shares and Class Z Shares. Each class of Shares is subject to certain different fees and expenses. The Fund may offer additional classes of Shares in the future.

MINIMUM INVESTMENTS
With respect to Class Z Shares, the minimum initial investment will be $500,000, which may be waived in certain circumstances; subsequent investments may be made in any amount.

With respect to Class A Shares, the minimum initial and subsequent investments, which may be waived in certain circumstances, will be as follows:

Type of Account	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Retirement Accounts (including IRAs)	$500	$50
Asset-based Fee Program Accounts	$250	$50

The minimum initial and additional investments may be reduced by the Fund in the Fund’s discretion for certain investors based on consideration of various factors, including the investor’s overall relationship with the Manager, the investor’s holdings in other funds affiliated with the Manager, and such other matters as the Manager may consider relevant at the time, though Shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and additional investments may also be reduced by the Fund, in its discretion, for clients of certain registered investment advisers, broker dealers and other financial intermediaries based on the consideration of various factors, including but not limited to the registered investment adviser or other financial intermediaries’ overall relationship with the Manager, the type of distribution channels offered by the intermediary and such other factors as the Manager may consider relevant at the time.

In addition, the Fund may, in the discretion of the Manager, aggregate the accounts of clients of registered investment advisers, broker dealers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Manager, the Fund may also aggregate the accounts of clients of certain registered investment advisers, broker dealers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers, broker dealers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediaries’ overall relationship with the Manager, the type of distribution channels offered by the intermediary and such other factors as the Manager may consider relevant at the time.

PURCHASING SHARES
The Fund’s Shares are offered on a daily basis based on the NAV per Share as of the date such Shares are purchased.

Each class of Shares has differing characteristics, particularly in terms of the sales loads that shareholders in that class may bear, and the Distribution and Servicing Fee (as defined below) that each class may be charged.

Investors in Class A Shares may be charged a sales load of up to 5.25% of the subscription amount. Class Z Shares are not subject to a sales load; however, investors purchasing Shares through a financial intermediary could be required to pay transaction or other fees on purchases and sales of Shares to their financial intermediary in such amounts as their financial intermediary may determine. Any such fees will be in addition to an investor’s investment in the Fund and not deducted therefrom. Investors should consult with their financial intermediary about the sales load and any additional fees or charges their financial intermediary might impose on each class of Shares.

Class A Shares of the Fund may be converted for Class Z Shares of the Fund if the investor and the relevant financial intermediary satisfies any then-applicable eligibility requirements for investment in Class Z Shares. Any such conversion will be effected at NAV without the imposition of any sales load, fee or other charges by the Fund.

Please see “Plan of Distribution” on page 40 for purchase instructions and additional information.

UNLISTED CLOSED-END INTERVAL FUND STRUCTURE; SHARE REPURCHASE PROGRAM
The Fund has been organized as a continuously offered,
non-diversified,
closed-end
management investment company.
Closed-end
funds differ from
open-end
funds (commonly known as mutual funds) in that investors in
closed-end
funds do not have the right to redeem their shares on a daily basis. Unlike some closed-end
funds which list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. The Shares have no public history of trading. Therefore, an investment in the Fund, unlike an investment in some closed-end
funds, is not a liquid investment.

To provide some liquidity to shareholders, the Fund is structured as an “interval fund,” a type of fund which makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule
23c-3
under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is expected the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Quarterly repurchases are expected to occur in the months of March, June, September and December. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (the “Repurchase Offer

Notice”) will be sent to shareholders at least 21 and not more than 42 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund expects to determine the NAV applicable to repurchases on the Repurchase Request Deadline, but it will in any case be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund expects to distribute payment to shareholders between one and three business days after the Repurchase Pricing Date but it will in any case distribute such payment no later than seven calendar days after such Date. The Fund’s Shares will not be listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares will be appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks.
See “Types of Investments and Related Risks—Risks Relating to Investment Strategies and Fund Investments—Repurchase Program Risk.”

A shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $1,000 worth of Shares. Such minimum ownership requirement may be waived by the Fund, in its sole discretion. In the event that a shareholder fails to maintain the foregoing minimum account balance, the Fund reserves the right to repurchase all of the Shares held by such shareholder, subject in all cases to the applicable requirements of Rule
23c-3.
The repurchase price payable in respect of Shares repurchased on account of such failure will be determined in the same manner as Shares repurchased pursuant to the Fund’s quarterly repurchase offers.

DISTRIBUTIONS
The Fund intends to make distributions on an annual basis in aggregate amounts representing substantially all of the Fund’s investment company taxable income (including realized short-term capital gains), if any, earned during the year. Distributions may also include net capital gains, if any.
See
“
Distributions.
”

Because the Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to distribute at least 90% of its annual investment company taxable income to its shareholders on an annual basis. Distributions may also include net capital gains, if any. Nevertheless, there can be no assurance that the Fund will pay distributions to shareholders at any particular rate. Each year, a statement on Internal Revenue Service Form
1099-DIV
identifying the amount and character of the Fund’s distributions will be mailed to shareholders.
See “Taxes, RIC Status” below and “Material U.S. Federal Income Tax Considerations.”

FEES AND EXPENSES
On an ongoing basis, the Fund bears its own operating expenses (including, without limitation, its offering expenses). A more detailed discussion of the Fund’s expenses can be found below under “Management Fees,” “Expense Limitation Agreement,” and “Distribution and Servicing Fee.”

MANAGEMENT FEES
Pursuant to an investment advisory agreement between the Fund and the Manager, in consideration of the advisory services provided by the Manager to the Fund, the Manager will be entitled to a management fee (the “Management Fee”). The Management Fee will be calculated and payable monthly at the annual rate of 1.25% of the average daily value of the Fund’s Net Assets. “Net Assets” means the total assets of the Fund minus the Fund’s liabilities.

EXPENSE LIMITATION AGREEMENT
Pursuant to an expense limitation agreement between the Fund and the Manager (the “Expense Limitation Agreement”), the Manager has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that annual operating expenses (excluding (i) Management Fees; (ii) Distribution and Servicing Fees (as defined below); (iii) acquired fund fees and expenses; (iv) dividend expense on short sales; (v) net borrowing costs; (vi) interest; (vii) taxes; (viii) brokerage expenses; (ix) extraordinary expenses (as determined in the discretion of the Board); and proxy expenses (except for such proxies related to: (a) changes or approval of an investment advisory agreement for the Fund, (b) the election to the Board of any trustee who is an “interested person” of the Fund, or (c) any other matters that directly benefit, or relate directly to the operations of, the Adviser or its affiliates, which expenses shall be borne exclusively by the Adviser)) do not exceed 1.25% per annum of the average monthly net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Manager any fees waived under the Expense Limitation Agreement or any expenses the Manager reimburses in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause annual operating expenses for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Manager, whichever is lower. Any such repayments must be made within two years after the date on which the Manager incurred the expense. The Expense Limitation Agreement has a term ending one year from the initial offering of the Fund’s securities under an effective Registration Statement on Form
N-2,
and the Manager may extend the term for a period of one year on an annual basis, subject to the approval of the Board, including a majority of the Independent Trustees. Organizational and certain initial offering and operating expenses incurred prior to the commencement of the Fund’s operations and reimbursed by the Manager are included as reimbursable expenses under the Expense Limitation Agreement, subject to the same two-year
recoupment period.

DISTRIBUTION AND SERVICING FEE
The Fund and the Adviser have applied for, and received, exemptive relief from the SEC with respect to the Fund’s multi-class structure (the “Multi-Class Exemptive Order”). Under the terms of the Multi-Class Exemptive Order, the Fund voluntarily will be subject to Rule
12b-1
under the 1940 Act. Accordingly, the Fund has adopted a distribution and servicing plan for its Class A Shares (the “Distribution and Servicing Plan”) and will pay the Distribution and Servicing Fee with respect to its Class A Shares.

Under the Distribution and Servicing Plan, Class A Shares will be subject to an ongoing distribution and shareholder servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of shareholders who own such shares of the Fund. Class A Shares will pay a Distribution and Servicing Fee to the Distributor at an annual rate of 0.25%, based on the aggregate net assets of the Fund attributable to Class A Shares. For purposes of determining the Distribution and Servicing Fee, NAV will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable.

DIVIDEND REINVESTMENT PLAN
The Fund operates under a dividend reinvestment plan (“DRIP”) administered by UMB Fund Services, Inc. (the “DRIP Agent”). Pursuant to the DRIP, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, will be reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the DRIP on behalf of such participating shareholder.

Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to the DRIP Agent. Such written instructions must be received by the DRIP Agent at least 30 days prior to the record date of the distribution or the shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to shareholders are reinvested in full and fractional Shares.

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES
Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt
entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, neither the Fund nor the Manager will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a shareholder, solely as a result of the ERISA plan’s investment in the Fund.
See “ERISA Considerations.”

VALUATIONS
The Board has designated, pursuant to Rule
2a-5
under the 1940 Act (“Rule
2a-5”),
the Manager as its valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Valuation Committee”) comprised of representatives of the Manager and officers of the Fund to assist in performing the duties and responsibilities of the Valuation Designee. The Valuation Designee has established valuation processes, including but not limited to: making fair value determinations when market quotations for a financial instrument are not readily available in accordance with valuation policies and procedures adopted by the Board; assessing and managing material risks associated with fair valuation determinations; selecting, applying and testing fair valuation methodologies; and overseeing and evaluating pricing services used by the Fund. The Valuation Designee reports its fair valuation determinations and related valuation information to the Board. The Valuation Committee meets on an as-needed
basis and generally meets quarterly to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule
2a-5.

CO-INVESTMENTS
The Fund has applied for an order for exemptive relief (the
“Co-Investment
Exemptive Order”) from the SEC to
co-invest
with other funds managed by the Manager or its affiliates in a manner consistent with the Fund’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

Pursuant to the
Co-Investment
Exemptive Order, if granted, the Fund generally will be permitted to co-invest
with certain of its affiliates if the Fund and each affiliate participating in the transaction acquire, or dispose of, as the case may be, the same class of securities, at the same time, for the same price and with the same conversion, financial reporting and registration rights, and generally with substantially the same other terms. In addition, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Trustees will be required to make certain findings in connection with certain co-investment
transactions. There is no guarantee the
Co-Investment
Exemptive Order will be granted.

SUMMARY OF TAXATION	The Fund intends to elect to be treated as, and intends to qualify and continue to qualify each year to be treated as, a RIC under Subchapter M of the Code. In order to qualify for tax treatment as a RIC for U.S. federal income tax purposes, the Fund will need to assure that (among other things) it distributes annually, an amount equal to at least 90% of its “investment company taxable income.”
See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

FISCAL YEAR AND TAX YEAR	For accounting purposes, the Fund’s fiscal year and tax year end is the 12-month period ending on March 31.

REPORTS TO SHAREHOLDERS
As soon as practicable after the end of each calendar year, a statement on Form
1099-DIV
identifying the sources of the distributions paid by the Fund to shareholders for tax purposes will be furnished to shareholders. In addition, the Fund will prepare and transmit to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

INDEPENDENT ACCOUNTANTS	Deloitte & Touche LLP serves as the independent public registered accounting firm of the Fund.

CUSTODIAN AND TRANSFER AGENT	The Bank of New York Mellon serves as the Fund’s primary custodian (the “Custodian”) and UMB Fund Services, Inc. serves as the Fund’s transfer agent.

RISK FACTORS
There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Equity Securities Risk
.
As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Growth Securities Risk
. Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.

Concentration Risk
.
By focusing on an industry or a group of industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Because the Fund concentrates in a specific industry or group of industries, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries.

•
Information Technology Sector Risk
– The Fund may have a significant portion of its assets invested in securities of technology-related companies. Therefore, the Fund may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or falling profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. Many technology related companies’ securities have historically been more volatile than other securities, especially over the short term.

○
   Internet Company Risk:
Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business.

○
   Semiconductor Company Risk:
Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user
products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductors & semiconductor equipment industry. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductors & semiconductor equipment industry is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductors & semiconductor equipment industry have been and likely will continue to be extremely volatile.

○
   Software Industry Risk:
The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Innovation Risk
. Innovative companies may not be successful. The Fund may invest in a company that does not currently derive any revenue from innovation or developing technologies, and there is no assurance that a company will derive any revenue from innovation or developing technologies in the future.

Repurchase Program Risk
.
Although the Fund intends to implement a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity.

ADR and GDR Risk
. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated.

Artificial Intelligence Securities Risk
. Companies involved in, or exposed to,
AI-related
businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end-user
demand of products and services in various industries that may in part utilize AI. Further, many companies involved in, or exposed to,
AI-related
businesses may be substantially exposed to the market and business risks of other industries or sectors, and the Fund may be adversely affected by negative developments impacting those companies, industries or sectors. In addition, these companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance that companies involved in AI will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology.

Companies that utilize AI in their business operations, and the challenges with properly managing AI’s use could result in reputational harm, competitive harm, and legal liability, and/or an adverse effect on such companies’ business operations. If the content, analyses, or recommendations that AI applications assist companies in producing are or are alleged to be deficient, inaccurate, or biased, the Fund may be adversely affected. Additionally, AI tools used by such companies may produce inaccurate, misleading or incomplete responses that could lead to errors in decision-making or other business activities, which could have a negative impact on the performance of such companies. Such AI tools could also be used against companies in criminal or negligent ways.

AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI companies may face regulatory fines and penalties, including potential forced break-ups,
that could hinder the ability of the companies to operate on an ongoing basis. Country, government, and/or region-specific regulations or restrictions could have an impact on AI and big data companies.

AI companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. AI companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.

Competition for Access to Private Equity Investment Opportunities
. There can be no assurance that the Manager will be able to secure interests on behalf of the Fund in all of the investment opportunities that it identifies for the Fund, or that the size of the interests available to the Fund will be as large as the Manager would desire.

Foreign Securities Risk
. The Fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, lack of liquidity, potential for market manipulation, less developed or less efficient trading markets, limited access to reliable capital, lack of comprehensive company information, political instability, differing audit, regulatory, and legal standards and lack of financial reporting standards.

Investment Risk . An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Large Cap Securities Risk
. Large-capitalization companies are generally less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large-capitalization companies may not rise as much as that of companies with smaller market capitalizations.

Leverage Risk
.
The use of leverage can create risks. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Management Risk
.
The Fund is subject to management risk. The ability of the Manager to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Manager, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Market Risk
.
Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, recessions, or other events could have a significant impact on the Fund and its investments.

Micro-Capitalization Companies Risk
. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Mid Cap Securities Risk
. There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.

New Fund Risk
. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable to a shareholder.

Non-Diversification
Risk
.
The Fund will be classified as a
“non-diversified”
investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Portfolio Fund Risks
. The Fund’s investments in Portfolio Funds are subject to a number of risks. Portfolio Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Although the Manager seeks to receive detailed information from each Portfolio Fund regarding its business strategy and any performance history, in most cases the Manager will have little or no means of independently verifying this information. In addition, Portfolio Funds may have little or no near-term cash flow available to distribute to investors, including the Fund.

Portfolio Fund interests are ordinarily valued based upon valuations provided by the Portfolio Fund managers, which may be received on a delayed basis. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Fund managers. A Portfolio Fund manager may face a conflict of interest in valuing such securities because their values may have an impact on the Portfolio Fund manager’s compensation. The Manager reviews and performs due diligence on the valuation procedures used by each Portfolio Fund manager and monitors the returns provided by the Portfolio

Funds. However, neither the Manager nor the Board is able to confirm the accuracy of valuations provided by Portfolio Fund managers.

The Fund will pay asset-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in Portfolio Funds. Such fees and performance-based compensation are in addition to the Management Fee. In addition, performance-based fees charged by Portfolio Fund managers may create incentives for the Portfolio Fund managers to make risky investments, and may be payable by the Fund to a Portfolio Fund manager based on a Portfolio Fund’s positive returns even if the Fund’s overall returns are negative. Moreover, a shareholder in the Fund will indirectly bear a proportionate share of the fees and expenses of the Portfolio Funds, in addition to its proportionate share of the expenses of the Fund. Thus, a shareholder may be subject to higher operating expenses than if the shareholder invested in the Portfolio Funds directly. In addition, because of the deduction of the fees payable by the Fund to the Manager and other expenses payable directly by the Fund from amounts distributed to the Fund by the Portfolio Funds, the returns to a shareholder will be lower than the returns to a direct investor in the Portfolio Funds. Fees and expenses of the Fund and the Portfolio Funds generally are paid regardless of whether the Fund or Portfolio Funds produce positive investment returns. Shareholders could avoid the additional level of fees and expenses of the Fund by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable, and may not be permitted for investors who do not meet the substantial minimum net worth and other criteria for direct investment in Portfolio Funds.

Portfolio Funds’ Underlying Investments
. The investments made by the Portfolio Funds entail a high degree of risk and in most cases are highly illiquid and difficult to value. The Fund will not obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors. Because the Fund invests in Portfolio Funds, a shareholder’s investment in the Fund will be affected by the costs, investment policies and decisions of the management of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s NAV may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest.

Potential Conflicts of Interest of the Manager and Others
. Alger Associates, Inc. (“Alger Associates”), the ultimate parent company of the Manager, and Alger Associates’ affiliates (“Affiliates”), which include the Manager, may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, Alger Associates and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither Alger Associates nor its Affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, Alger Associates and its Affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate or another account managed by an Affiliate and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The 1940 Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company, as well as affiliated persons of such affiliated persons. Among others, affiliated persons of an investment company include its investment adviser; officers; directors/trustees; any person who directly or indirectly controls, is controlled by or is under common control with such investment company; any person directly or indirectly owning, controlling or holding with power to vote, 5% or more of the outstanding voting securities of such investment company; and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such investment company. Alger Associates’ Affiliates have adopted policies and procedures designed to address potential conflicts of interests. For additional information about potential conflicts of interest and the way in which the Manager addresses such conflicts, please see “Conflicts of Interest” and “Management of the Fund—Portfolio Management—Potential Material Conflicts of Interest” in the SAI.

Private Credit Risk
.
Typically, private credit investments are in restricted securities that are not traded in public markets and subject to substantial holding periods, meaning the Fund may not be able to resell some of its holdings for extended periods, which may be several years. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations.

Privately Placed Securities Risk
. A private placement is an offering of a company’s securities that is not registered with the SEC and is not offered to the public. The issuers of privately placed securities are not typically subject to the same oversight and regulatory requirements, including disclosure and other investor protection requirements, to which public issuers are subject, and there may be very little public information available about the issuers and their performance. The sale or transfer of privately placed securities may be limited or prohibited by contract or law and such investments are generally considered to be illiquid. Privately placed securities are generally fair valued as they are not traded frequently. The Fund may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the Fund to be less liquid. As a result, investments in private placements can result in substantial or complete losses.

Secondary Investments Risk
. The Fund will make Secondary Investments in Portfolio Funds by acquiring the interests in the Portfolio Funds from existing investors in such Portfolio Funds. In such instances, it is generally not expected that the Fund will have the opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. Valuation of Secondary Investments may be difficult, as there generally will be no established market for such investments or for the privately-held portfolio companies held by Portfolio Funds. In addition, the acquisition price paid by the Fund generally will not be identical to the subsequent fair value of the Secondary Investment, which may be, at times, higher or lower than such acquisition price. Moreover, there is no assurance that the Fund will be able to purchase interests at attractive discounts to net asset value, or at all. The overall performance of the Fund depends in large part on the acquisition price paid by the Fund for its Secondary Investments, the structure of such acquisitions and the overall success of the Portfolio Fund.

There is significant competition for Secondary Investments. No assurance can be given that the Fund will be able to identify Secondary Investments that satisfy the Fund’s investment objective or, if the Fund is successful in identifying such

Secondary Investments, that the Fund will be permitted to invest, or invest in the amounts desired, in such Secondary Investments.

Sector Risk
. The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector, as defined by third party sources. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

•
Consumer Discretionary Sector Risk
– The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

•
Health Care Sector Risk
– The Fund may be more susceptible to particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. The healthcare field is subject to substantial governmental regulation and may, therefore, be adversely affected by changes in governmental policies. These factors may lead to limited earnings and/or falling profit margins. As a result, the value of healthcare companies’ securities may fall or fail to rise. In addition, companies in the health care sector can be significantly affected by intense competition, aggressive pricing, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.

•
Industrials Sector Risk
– The Fund may have a significant portion of its assets invested in securities of companies in the industrials sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services.

•
Financials Sector Risk
– The Fund may have a significant portion of its assets invested in securities of financial services companies, which means the Fund may be more affected by the performance of the financials sector than a fund that is more diversified. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses.

•
Communication Services Sector
Risk – Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Small Cap Securities Risk
. There may be greater risk in investing in companies with small market capitalizations rather than larger, more established companies owing to such factors as more limited product lines or financial resources or lack of management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.

Tax Risk
.
To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income,
asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

Unlisted Shares . Unlike some closed-end funds, the Fund’s Shares will not be listed on any securities exchange.

Valuation Risk
.
Because the Fund may invest a significant portion of its assets in non-publicly
traded securities, there will be uncertainty regarding the value of the Fund’s investments, which could adversely affect the determination of the Fund’s NAV.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

SUMMARY OF FUND FEES AND EXPENSES
The fee table below is intended to assist shareholders in understanding the various costs and expenses that the Fund expects to incur, and that shareholders can expect to bear, by investing in the Fund. This fee table is based on estimated expenses of the Fund for the fiscal year ending March 31, 2026, and assumes that the Fund has net assets of $37,500,000 as of such date. The Fund’s actual net assets and expenses, as of such date, may vary, perhaps substantially from these estimates.

	Class A Shares	Class Z Shares
SHAREHOLDER FEES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price) (1)	5.25%	None

Maximum Contingent Deferred Sales Charge	1.00%	None

ANNUAL FUND EXPENSES (as a percentage of projected average net assets attributable to Shares)

Management Fee (2)	1.25%	1.25%

Distribution and/or Servicing Fee (3)	0.25%	None

Other Expenses (4)	1.33%	1.32%
Acquired Fund Fees and Expenses (5)	0.02%	0.02%

Total Annual Expenses	2.85%	2.59%

Fee Waivers and/or Expense Reimbursements (6)	(0.08)%	(0.07)%

Total Annual Fund Operating Expenses (after Fee Waivers and/or Expense Reimbursements)	2.77%	2.52%

(1)
Investors in Class A Shares may be charged a sales load of up to 5.25% of the investment amount. The sales load payable by each shareholder depends upon the amount invested by such shareholder in Class A Shares. The fee table assumes the maximum sales load is charged. Purchases of Class A shares in amounts of $1,000,000 or more may be subject to a 1.00%,
1-year
contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances. The Distributor may, in its discretion, waive all or a portion of the sales load for certain investors. Class Z Shares are each not subject to a sales load; however, investors purchasing Class Z Shares through a financial intermediary could be required to pay transaction or other fees on purchases and sales of Shares to their financial intermediary in such amounts as their financial intermediary may determine. Any such fees will be in addition to an investor’s investment in the Fund and not deducted therefrom. Investors should consult with their financial intermediary about the sales load and any additional fees or charges their financial intermediary might impose on each class of Shares.

(2)	The Fund pays the Manager on the first business day of each month a fee, accrued daily, for the previous month at an annual rate of 1.25%.
(3)
Class A Shares pay a Distribution and Servicing Fee at an annual rate of 0.25% based on the aggregate net assets of the Fund attributable to Class A Shares to the Fund’s Distributor. For purposes of determining the Distribution and Servicing Fee, NAV will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Class Z Shares are not subject to a Distribution and Servicing Fee.

(4)
Other Expenses are based on estimated amounts that have been annualized for the current fiscal year and include, among other things, estimated professional fees and other expenses that the Fund bears, including initial and ongoing offering costs, fees and expenses related to the administration of the Fund, its transfer agent and custodian.

(5)
Shareholders also indirectly
bear
a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds. Generally, asset-based fees payable in connection with Portfolio Fund investments will be less than 1% of the commitment amount of the Fund’s investment, and performance or incentive fees or allocations are typically 10% to 20% of a Portfolio Fund’s net profits annually, although it is possible that such amounts may be exceeded for certain Portfolio Fund managers. The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the Portfolio Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Portfolio Funds. “Acquired Fund Fees and Expenses” are estimated for the Fund’s current fiscal year.
(6)
Pursuant
to the Expense Limitation Agreement, the Manager has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that annual operating expenses (excluding (i) Management Fees; (ii) Distribution and Servicing Fees; (iii) acquired fund fees and expenses; (iv) dividend expense on short sales; (v) net borrowing costs; (vi) interest; (vii) taxes; (viii) brokerage expenses; (ix) extraordinary expenses (as determined in the discretion of the Board); and proxy expenses (except for such proxies related to: (a) changes or approval of an investment advisory agreement for the Fund, (b) the election to the Board of any trustee who is an “interested person” of the Fund, or (c) any other matters that directly benefit, or relate directly to the operations of, the Adviser or its affiliates, which expenses shall be borne exclusively by the Adviser)) do not exceed 1.25% per annum of the average monthly net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Manager any fees waived under the Expense Limitation Agreement or any expenses the Manager reimburses in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause annual operating expenses for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Manager, whichever is lower. Any such repayments must be made within two years after the date on which the Manager incurred the expense. The Expense Limitation Agreement has a term ending one year from the initial offering of the Fund’s securities under an effective Registration Statement on Form
N-2,
and the Manager may extend the term for a period of one year on an annual basis, subject to the approval of the Board, including a majority of the Independent Trustees. The Expense Limitation Agreement may only be terminated upon approval of the Board. Organizational and certain initial operating expenses incurred prior to the commencement of the Fund’s operations and reimbursed by the Manager are included as reimbursable expenses under the Expense Limitation Agreement, subject to the same two-year
recoupment period.

Example:
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown (except that the example incorporates the expense reimbursement arrangements from the Expense Limitation Agreement for only the one-year
example and the first year of the three-, five- and
ten-year
examples). The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Shares.
You would pay the following expenses based on a $1,000 investment in the Fund, assuming a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$79	$135	$194	$353
Class Z Shares	$26	$80	$137	$292
The Examples above are based on the annual fees and expenses set forth on the table above. They should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5% return assumed in the examples. A greater rate of return than that used in the Examples would increase the dollar amount of the asset-based fees paid by the Fund
. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Management Fees.”

FINANCIAL HIGHLIGHTS
Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any financial history as of the date of this prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.
THE FUND
The Fund is a
non-diversified,
closed-end
management investment company that is registered under the 1940 Act. The Fund is structured as an “interval fund” and continuously offers its Shares. The Fund was organized as a Delaware statutory trust on September 10, 2025. The principal office of the Fund is located at 100 Pearl Street, 27 th
Floor, New York, New York 10004 and its telephone number is (800)
992-3863.
Fred Alger Management, LLC, located at 100 Pearl Street, 27
th
Floor, New York, New York 10004, serves as investment adviser to the Fund. FAM has been in the business of providing investment advisory services since 1964. FAM is directly owned by Alger Group Holdings, LLC, a financial services holding company. Alger Group Holdings and FAM are indirectly controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, who own approximately 99% of the voting rights of Alger Associates, the parent company of Alger Group Holdings.
USE OF PROCEEDS
The Fund intends to use the net proceeds from the sale of its securities pursuant to this prospectus to acquire investments in accordance with the Fund’s investment objective and strategies described in this prospectus, marketing to acquire new investors and other general corporate purposes. The Fund is continuously identifying, reviewing and, to the extent consistent with the Fund’s investment objective, funding new investments. The Fund will also use a portion of any such proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments. Under normal circumstances, the Fund expects to invest 20%—80% of its assets (other than cash and cash-related instruments) in investments in the Private Sleeve and the remainder of its assets in the Publicly-Traded Sleeve. The Manager will consider, among other items, the Fund’s AUM, historical and expected shareholder subscription and redemption activity, and prevailing market conditions when determining the allocation between the Private Sleeve and the Publicly-Traded Sleeve. The Fund also generally expects to target an approximate 15% exposure to cash or cash-related instruments.
The Fund currently anticipates being able to invest proceeds from the sale of its Shares within six months after the receipt of such proceeds. The Fund’s investment of proceeds from the sale of its Shares is subject to the availability of appropriate investment opportunities consistent with the Fund’s investment objective and market conditions and may be delayed depending on the time needed to identify, negotiate and execute investments that the Fund selects and due to the fact that it will be difficult to commit to investments prior to the receipt of such proceeds. In addition, the marketplace for companies in the Private Sleeve has become increasingly competitive, and the Fund may encounter delays in locating suitable investment opportunities for the Private Sleeve. Pending the investment of proceeds pursuant to the Fund’s investment objectives and strategies, the Fund intends to invest its assets in the Publicly-Traded Sleeve, including in money market securities, and cash or cash equivalents, which may have returns that are lower than returns from investments in the Private Sleeve. Such delays may impact shareholders’ investment returns.
INVESTMENT OBJECTIVE, OPPORTUNITIES AND STRATEGIES
Investment Objective
The Fund’s investment objective is to seek long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is non-fundamental and
may be changed by a vote of the Board, without shareholder approval.
Investment Opportunities and Strategies
The Fund will invest under normal circumstances, primarily in domestic and foreign equity securities of Next Gen Growth Companies. The Manager believes companies undergoing Positive Dynamic Change offer the best opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in growth companies that are within the Fund’s theme of investing in Next Gen Growth Companies. For these purposes, “growth companies” are companies the Manager believes have above average growth potential. The Manager considers a number of factors in determining a company’s growth potential, such as whether the company is included in a third-party growth benchmark or classified as a growth company by a third-party vendor, if the company’s projected earnings per share growth, sales growth per share or free cash flow growth or its trailing earnings per share growth is above the equity market median, if the company’s research and development expenses exceed sales, general and administrative expenses, or if the company is raising capital to grow, fund or expand its business. A company’s growth potential can be determined under any of these factors.
The Fund will invest in Next Gen Growth Companies that are operating and investing in the technology, media and telecommunications sectors and/or other sectors disrupted by innovation, including, but not limited to the energy, healthcare, life science, consumer and retail, mobile internet, digital entertainment and ecommerce, cloud computing, machine learning, AI, transportation, semiconductors, robotics, logistics and infrastructure, defense and financial services sectors.
In effecting the Fund’s investment strategy, the Manager initially employs its fundamental, proprietary investment research investment process to identify companies undergoing Positive Dynamic Change.
Under normal circumstances, substantially all of the Fund’s assets will be invested in equity securities, including common stocks, partnership interests, business trust shares (which are beneficial ownership interests of trusts organized for investment purposes that are not registered under federal securities laws), other equity investments or ownership interests in business enterprises and pooled investment vehicles, including venture capital funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, and preferred stock or debt obligations that are convertible into equity securities. The Fund’s investments will include early- to late-stage private companies and micro-, small-, medium- and large-capitalization public companies. Additionally, the Fund may also invest in private credit instruments such as direct debt and other yield-oriented investments, including debt issued by private companies (which may include loans and debt securities of private equity-backed companies), bonds and fixed income securities of various types, and convertible securities issued by U.S. and foreign companies. Convertible securities may include corporate bonds, debentures, notes, preferred stocks, and any other securities that can be exchanged for equity securities or provide an opportunity for equity participation.
The Fund intends to invest in privately-offered securities through the Private Sleeve. The Fund also invests in publicly-traded equity securities through the Publicly-Traded Sleeve. The Manager employs a robust due diligence process when assessing potential investment opportunities. As part of the due diligence process, the Manager conducts internal reviews of financial statements, holds discussions with company management, and engages with various third party service providers (
i.e.
, external legal counsel, financial/tax advisors, consultants and research providers) to assist with evaluating potential investments. Under normal circumstances, the Fund expects to invest 20% - 80% of its assets (other than cash and cash-related instruments) in investments in the Private Sleeve and the remainder of its assets in the Publicly-Traded Sleeve. The Manager will consider, among other items, the Fund’s AUM, historical and expected shareholder subscription and redemption activity, and prevailing market conditions when determining the allocation between the Private Sleeve and the Publicly-Traded Sleeve. The Fund also generally expects to target an approximate 15% exposure to cash or cash-related instruments. Notwithstanding the aforementioned targeted percentages, the percentage mix of the Fund’s portfolio among the Private Sleeve, the Publicly-Traded Sleeve and cash and cash-related instruments may vary significantly due to a variety or combination of other factors, including available investment opportunities, the prevailing market environment, the timing of liquidity events for securities held in the Private Sleeve, the extent of repurchase offer subscriptions and fluctuations in market or fair valuations of securities held in the respective sleeves. There is no minimum amount of Fund assets required to comprise either the Publicly-Traded Sleeve, the Private Sleeve or cash and cash-related instruments. Further, it is presently anticipated that the Publicly-Traded Sleeve could comprise a majority of the portfolio during the first three years (or longer) of the Fund’s operations, as the Fund builds the Private Sleeve of the portfolio.

In addition to making direct investments in the equity and/or debt of private companies, including investments alongside private equity firms, the Fund may gain access to assets in the Private Sleeve through (i) Secondary Investments or (ii) Primary Investments. The Fund expects to invest principally in Secondary Investments and, to a lesser degree, in Primary Investments, although the allocation among those types of investments may vary from time to time.
Traditional Secondary Investments generally will include purchases by the Fund of interests in Portfolio Funds, typically after the end of the Portfolio Fund’s fundraising period (generally three to seven years into the Portfolio Fund’s operating history), with existing underlying portfolio companies. These Portfolio Funds have generally drawn down substantially all of their capital commitments depending on age and investment cycle stage. Sales of Portfolio Fund interests are often driven by an investor’s need for liquidity or active approach in managing their private fund portfolio. Traditional Secondary Investments typically will be acquired by the Fund in privately negotiated transactions, with a Portfolio Fund’s limited partner or, at times, with the Portfolio Fund’s general partner, as there is no established market for such investments. The Fund may also invest in Secondary Investment transactions that are being led by a Portfolio Fund’s general partner, including end-of
life transactions, which seek to partner potential buyers, such as the Fund, with Portfolio Fund Managers to provide liquidity solutions to the limited partners in a Portfolio Fund. These Secondary Investments often involve existing investors in a Portfolio Fund being given the option to sell all or a portion of their Portfolio Fund interests to the Fund during a binding election period. Investors in a Portfolio Fund generally are given the option to sell their interests or roll into a newly-formed Portfolio Fund on new terms.
The Fund may invest in foreign securities (including investments in ADRs and GDRs) and securities listed on local foreign exchanges.
The Fund may invest directly or through wholly owned subsidiaries of the Fund (“Subsidiaries”) that primarily engage in investment activities in securities or other assets. Certain investments may be held by these Subsidiaries to help effectuate the investment program of the Fund and while such Subsidiaries will not be registered under the 1940 Act, the Fund will wholly own and control any Subsidiaries. The Fund will comply with the provisions of (i) Section 8 of the 1940 Act governing investment policies on an aggregate basis, and (ii) Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with respect each Subsidiary. Subsidiaries will also comply with the provisions of Section 17 of the 1940 Act, or exemptive relief therefrom, related to affiliated transactions and custody. It is not anticipated that any Subsidiary to the Fund will have an investment adviser, but any investment adviser to a Subsidiary will comply with provisions of the 1940 Act relating to investment advisory contracts. Any Subsidiary of the Fund will be formed for the purpose of effectuating the Fund’s investment program, such as holding portfolio investments in order to minimize any adverse impact on the Fund (e.g., impact to the Fund’s tax obligations or RIC status) or to facilitate financing by the Fund in compliance with Section 18, as noted above. Subsidiaries will not have their own investment strategies or corresponding risks.
The Fund will be concentrated (i.e., more than 25% of the value of the Fund’s assets) in securities of issuers having their principal business activities in groups of industries in the information technology sector.
The Fund will be classified as a
“non-diversified”
investment company under the 1940 Act, which means that it may invest a high percentage of its assets in a limited number of issuers and may invest a larger proportion of its assets in a single issuer.
The Fund is permitted to change its 80% policy without a shareholder vote, provided the Fund conducts a repurchase offer prior to the change, the Fund provides at least 60 days’ prior notice of any change in the policy in advance of the offer, the offer is not oversubscribed and the Fund purchases shares at their net asset value.
Leverage; Borrowing
The Fund may use leverage to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (
e.g.
, a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets, including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund may also use leverage generated by reverse repurchase agreements, dollar rolls and similar transactions. The Fund intends to use leverage for investment purposes, may use leverage to meet redemption requests, may use leverage opportunistically, and may use different types, combinations or amounts of leverage over time, based on the Manager’s views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage may cause the Fund’s NAV to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does use leverage, the percentage of its total assets such leverage will represent.
Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The foregoing requirements do not apply to Portfolio Funds in which the Fund invests unless such Portfolio Funds are registered under the 1940 Act
TYPES OF INVESTMENTS AND
RELATED
RISKS
The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund.
Risks Relating to Investment Strategies and Fund Investments
Equity Securities Risk.
As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Because stock markets tend to move in cycles, stock prices overall may decline. A particular stock’s market value may decline as a result of general market conditions that are not related to the issuing company (
e.g.
, adverse economic conditions or investor sentiment) or due to factors that affect the particular company (
e.g.
, management performance or factors affecting the industry). Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Securities Risk.
Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value. Expected growth may not be realized.
Concentration Risk.
By focusing on an industry or a group of industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Because the Fund concentrates in a specific industry or group of industries, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries.

●
Information Technology Sector Risk.
The Fund may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or falling profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. Many technology related companies’ securities have historically been more volatile than other securities, especially over the short term.

○
Internet Company Risk.
Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business.

○
Semiconductor Company Risk.
Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user
products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductors & semiconductor equipment industry. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductors & semiconductor equipment industry is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductors & semiconductor equipment industry have been and likely will continue to be extremely volatile.

○
Software Industry Risk.
The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Innovation Risk.
Innovative companies may not be successful. Innovative companies may not be able to, or may not continue to, capitalize on their innovations. These companies may face political or legal challenges from competitors, industry groups or local and national governments. The Fund may invest in a company that does not currently derive any revenue from innovation or developing technologies, and there is no assurance that a company will derive any revenue from innovation or developing technologies in the future.
Repurchase Program Risks.
As described under “Share Repurchase Program,” the Fund is an “interval fund” and, to provide some liquidity to shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule
23c-3
under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain shareholders may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these shareholders of their Shares of the Fund may cause repurchases to be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender a number of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a shareholder submits a repurchase request. See “Share Repurchase Program.”
ADR and GDR Risk.
ADRs and GDRs are generally subject to the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks, because their values depend on the performance of the underlying foreign securities. ADRs and GDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary and the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. An unsponsored facility is established without participation by the issuer of the depositary security, the foreign issuer assumes no obligations, and the depository’s transaction fees are paid directly by the ADR or GDR holders. Additionally, the issuers of unsponsored ADRs and GDRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs and GDRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs and GDRs. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated.
Artificial Intelligence Securities Risk.
Companies involved in, or exposed to,
AI-related
businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end-user
demand of products and services in various industries that may in part utilize AI. Further, many companies involved in, or exposed to,
AI-related
businesses may be substantially exposed to the market and business risks of other industries or sectors, and a Fund may be adversely affected by negative developments impacting those companies, industries or sectors. In addition, these companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance that companies involved in AI will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology.
Companies that utilize AI in their business operations, and the challenges with properly managing AI’s use could result in reputational harm, competitive harm, and legal liability, and/or an adverse effect on such companies’ business operations. If the content, analyses, or recommendations that AI applications assist companies in producing are or are alleged to be deficient, inaccurate, or biased, a Fund may be adversely affected. Additionally, AI tools used by such companies may produce inaccurate, misleading or incomplete responses that could lead to errors in decision-making or other business activities, which could have a negative impact on the performance of such companies. Such AI tools could also be used against companies in criminal or negligent ways. AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI companies may face regulatory fines and penalties, including potential forced break-ups,
that could hinder the ability of the companies to operate on an ongoing basis. Country, government, and/or region-specific regulations or restrictions could have an impact on AI and big data companies. AI companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. AI companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.
Competition for Access to Private Equity Investment Opportunities.
There can be no assurance that the Manager will be able to secure interests on behalf of the Fund in all of the investment opportunities that it identifies for the Fund, or that the size of the interests available to the Fund will be as large as the Manager would desire.

Moreover, as a registered investment company, the Fund will be required to make certain public disclosures and regulatory filings regarding its operations, financial status, portfolio holdings, etc. While these filings are designed to enhance investor protections, Portfolio Fund managers and certain private companies may view such filings as contrary to their business interests and deny access to the Fund; but may permit other, non-registered
funds or accounts, managed by the Manager or its affiliates, to invest. As a result, the Fund may not be invested in certain Primary Investments or Portfolio Funds that are held by other unregistered funds or accounts managed by the Manager or its affiliates, even though those investments would be consistent with the Fund’s investment objective.
In addition, certain provisions of the 1940 Act prohibit the Fund from engaging in transactions with the Manager and its affiliates; however; unregistered funds also managed by the Manager are not prohibited from the same transactions. The 1940 Act also imposes significant limits on co-investments
with affiliates of the Fund.
Foreign Securities Risk.
Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, lack of liquidity, potential for market manipulation, less developed or less efficient trading markets, limited access to reliable capital, lack of comprehensive company information, political instability, differing auditing, regulatory and legal standards and lack of accounting and financial reporting standards, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks. There may be less stringent government supervision and oversight of foreign markets than in the United States. There may be less corporate financial information publicly available, less stringent investor protection and disclosure standards, and differing auditing and legal standards.
Investment in foreign currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.
Inflation Risk
.
The Fund’s investments are subject to inflation risk, which is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (
i.e.
, as inflation increases, the values of the Fund’s assets can decline as can the value of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change).
Investment Risk.
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Large Cap Securities Risk.
Large-capitalization companies tend to go in and out of favor based on market and economic conditions. Large-capitalization companies generally are less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large capitalization companies may not rise as much as that of smaller capitalization companies.
Leverage Risk
. The Fund may utilize leverage, that is, borrow money, to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing borrowing funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased returns, but also creates risks for the Fund’s shareholders, including increased variability of the Fund’s net income, distributions, NAV of its Shares in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s shareholders, and in the price at which its Shares trade in the secondary market. The Fund’s leveraging strategy, if utilized, may not be successful.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing returns to shareholders. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to shareholders.
There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for shareholders, including:

•	the likelihood of greater volatility of NAV and dividend rate of Shares than a comparable portfolio without leverage;

•
the risk that fluctuations in interest rates on borrowings or in dividend payments on, principal proceeds distributed to, or redemption of any forms of indebtedness that the Fund has issued will reduce the return to the shareholders;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Fund’s Shares than if the Fund were not leveraged; and

•	leverage may increase expenses (which will be borne entirely by shareholders), which may reduce total return.
Certain types of borrowings by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. These covenants and restrictions may negatively affect the Fund’s ability to achieve its investment objective.
Limited Influence Risk
. A significant portion of the Fund’s investments may represent minority stakes in privately held companies. As is the case with minority holdings in general, such minority stakes that the Fund may hold will have neither the control characteristics of majority stakes nor the valuation premiums accorded majority or controlling stakes. The Fund may also invest in companies for which the Fund has no right to appoint a director or otherwise exert significant influence.
In such cases, the Fund will be reliant on the existing management and board of directors of such companies, which may include representatives of other financial investors with whom the Fund is not affiliated and whose interests may conflict with the Fund’s interests.
Liquidity Risk
. Although the Fund expects that some of its equity investments will trade on public or private secondary marketplaces, certain of the securities the Fund holds will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In addition, while some portfolio companies may trade on private secondary marketplaces, the Fund can provide no assurance that such a trading market will continue or remain active, or that the Fund will be able to sell its position in any portfolio company at the time it desires to do so and at the price it anticipates. The illiquidity of its investments, including those that are traded on private secondary marketplaces, will make it difficult for the Fund to sell such investments if the need arises. Also, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which it has previously recorded its investments. The Fund has no limitation on the portion of its portfolio that may be invested in illiquid securities, and a substantial portion or all of its portfolio may be invested in such illiquid securities from time-to-time.
Market Risk.
Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, recessions, or other events could have a significant impact on the Fund and its investments.

Micro-Capitalization Companies Risk.
Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. In addition, because these companies are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning their securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, regardless of whether the perceptions are based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.
Mid Cap Securities Risk.
There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of mid market capitalization.
New Fund Risk
.
There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable to a shareholder.
Non-Diversification
Risk.
The Fund is a
non-diversified
investment company. As such, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio. This risk is magnified compared to a fund that invests more broadly.
Portfolio Fund Risks.
The Fund’s investments in Portfolio Funds are subject to a number of risks. Portfolio Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. In addition, Portfolio Fund interests may be subject to mandatory minimum holding periods and the risk that redemptions might be restricted. Although the Manager seeks to receive detailed information from each Portfolio Fund regarding its business strategy and any performance history, in most cases the Manager will have little or no means of independently verifying this information. In addition, Portfolio Funds may have little or no near-term cash flow available to distribute to investors, including the Fund. Due to the pattern of cash flows in Portfolio Funds and the illiquid nature of their investments, investors typically will see negative returns in the early stages of Portfolio Funds. Then as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Portfolio Fund’s investments are successful.
Portfolio Fund interests are ordinarily valued based upon valuations provided by the Portfolio Fund managers, which may be received on a delayed basis. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Fund managers. A Portfolio Fund manager may face a conflict of interest in valuing such securities because their values may have an impact on the Portfolio Fund manager’s compensation. The Manager reviews and performs due diligence on the valuation procedures used by each Portfolio Fund manager and monitors the returns provided by the Portfolio Funds. However, neither the Manager nor the Board is able to confirm the accuracy of valuations provided by Portfolio Fund managers. Inaccurate valuations provided by Portfolio Funds could materially adversely affect the value of Shares.
The Fund will pay asset-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in Portfolio Funds. Such fees and performance-based compensation are in addition to the Management Fee. In addition, performance-based fees charged by Portfolio Fund managers may create incentives for the Portfolio Fund managers to make risky investments, and may be payable by the Fund to a Portfolio Fund manager based on a Portfolio Fund’s positive returns even if the Fund’s overall returns are negative. A shareholder will indirectly bear a proportionate share of the fees and expenses of the Portfolio Funds, in addition to its proportionate share of the expenses of the Fund. Thus, a shareholder may be subject to higher operating expenses than if the shareholder invested in the Portfolio Funds directly. In addition, because of the deduction of the fees payable by the Fund to the Manager and other expenses payable directly by the Fund from amounts distributed to the Fund by the Portfolio Funds, the returns to a shareholder will be lower than the returns to a direct investor in the Portfolio Funds. Fees and expenses of the Fund and the Portfolio Funds generally are paid regardless of whether the Fund or Portfolio Funds produce positive investment returns. Shareholders could avoid the additional level of fees and expenses of the Fund by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable, and may not be permitted for investors who do not meet the substantial minimum net worth and other criteria for direct investment in Portfolio Funds.
There is a risk that the Fund may be precluded from acquiring an interest in certain Portfolio Funds due to regulatory implications under the 1940 or other laws, rules and regulations or may be limited in the amount it can invest in voting securities of Portfolio Funds. The Manager also may refrain from including a Portfolio Fund in the Fund’s portfolio in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund if such an investment was made. Rule
18f-4
under the 1940 Act, among other things, may impact the ability of the Fund to enter into unfunded commitment agreements, such as a capital commitment to a Portfolio Fund or as part of a Primary Investment. Under Rule
18f-4,
the Fund may enter into an unfunded commitment agreement that is not a derivatives transaction, such as a capital commitment to a Portfolio Fund, if the Fund reasonably believes, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations. Such regulatory restrictions, including those arising under the 1940 Act, may cause the Fund to invest in different Portfolio Funds or Primary Investments than other clients of the Manager.
If the Fund fails to satisfy capital calls to a Portfolio Fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Portfolio Fund. Any failure by the Fund to make timely capital contributions may impair the ability of the Fund to pursue its investment program, cause the Fund to be subject to certain penalties from the Portfolio Funds or otherwise impair the value of the Fund’s investments.
The governing documents of a Portfolio Fund generally are expected to include provisions that would enable the general partner, the manager, or a majority in interest (or higher percentage) of its limited partners or members, under certain circumstances, to terminate the Portfolio Fund prior to the end of its stated term. Early termination of a Portfolio Fund in which the Fund is invested may result in the Fund having distributed to it a portfolio of immature and illiquid securities, or the Fund’s inability to invest all of its capital as anticipated, either of which could have a material adverse effect on the performance of the Fund.
Although the Fund will be an investor in a Portfolio Fund, shareholders will not themselves be equity holders of that Portfolio Fund and will not be entitled to enforce any rights directly against the Portfolio Fund or the Portfolio Fund manager or assert claims directly against any Portfolio Funds, the Portfolio Fund managers or their respective affiliates. Shareholders will have no right to receive the information issued by the Portfolio Funds that may be available to the Fund as an investor in the Portfolio Funds. Portfolio Funds may be organized inside or outside of the U.S. In addition, Portfolio Funds generally are not registered as investment companies under the 1940 Act; therefore, the Fund, as an investor in Portfolio Funds, does not have the benefit of the protections afforded by the 1940 Act. Portfolio Fund managers may not be registered as investment advisers under the Advisers Act, in which case the Fund, as an investor in Portfolio Funds managed by such Portfolio Fund managers, does not have the benefit of certain of the protections afforded by the Advisers Act.
Commitments to Portfolio Funds generally are not immediately invested. Instead, committed amounts are drawn down by Portfolio Funds and invested over time, as underlying investments are identified-a
process that may take a period of several years, with limited ability to predict with precision the timing and amount of each Portfolio Fund’s drawdowns. During this period, investments made early in a Portfolio Fund’s life are often realized (generating distributions) even before the committed capital has been fully drawn. In addition, many Portfolio Funds do not draw down 100% of committed capital, and historic trends and practices can inform the Manager as to when it can expect to no longer need to fund capital calls for a particular Portfolio Fund. Accordingly, the Manager may make investments and commitments based, in part, on anticipated future capital calls and distributions from Portfolio Funds. This may result in the Fund making commitments to Portfolio Funds in an aggregate amount that exceeds the total amounts invested by shareholders in the Fund at the time of such commitment (
i.e.
, to “over-commit”). To the extent that the Fund engages in an “over-commitment” strategy, the risk associated with the Fund defaulting on a commitment to a Portfolio Fund will increase. The Fund maintains cash, cash equivalents, borrowings or other liquid assets in sufficient amounts, in the Manager’s judgment, to satisfy capital calls from Portfolio Funds.

Portfolio Funds’ Underlying Investments.
The portfolio companies of the Portfolio Funds may involve significant business and financial risk and in most cases are highly illiquid and difficult to value. Certain of the Portfolio Funds may make direct venture capital and growth equity investments, in each case in companies that are in an early stage of development, have little or no operating history, are operating at a loss, or need significant additional capital to support their operations.
In certain cases, the Portfolio Funds will be newly or recently formed entities with no significant operating history upon which to evaluate their likely performance or the likely effectiveness of their fund. An investment in the Fund or its underlying investments is therefore subject to all of the risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment (and/or NAV) could decline substantially. Because the Fund invests in Portfolio Funds, a shareholder’s investment in the Fund will be affected by the costs, investment policies and decisions of the management of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s NAV may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest.
The Portfolio Funds may invest in buyouts, which involve significant financial leverage and are therefore sensitive to declines in revenues and to increases in interest rates and expenses.
While there are no regulatory requirements that the investments of the Portfolio Funds be diversified, some Portfolio Funds may undertake to comply with certain investment concentration limits. Certain of the Portfolio Funds may at times hold large positions in a relatively limited number of investments and may target or concentrate their investments in particular markets, sectors or industries. Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector. As a result, the NAVs of such Portfolio Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the NAV of the Fund.
The securities of the Portfolio Funds in which the Fund invests or plans to invest will generally be illiquid. Subscriptions to purchase the securities of Portfolio Funds are typically subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Portfolio Fund interests that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Portfolio Fund interests, the Fund might obtain a less favorable price than that which prevailed when it acquired or subscribed for such interests, and this may negatively impact the net asset values of the Fund.
Private Credit Risk.
Typically, private credit investments are in restricted securities that are not traded in public markets and subject to substantial holding periods, meaning the Fund may not be able to resell some of its holdings for extended periods, which may be several years. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations.
Privately Placed Securities Risk.
A private placement is an offering of a company’s securities that is not registered with the SEC and is not offered to the public. The issuers of privately placed securities are not typically subject to the same oversight and regulatory requirements, including disclosure and other investor protection requirements, to which public issuers are subject, and there may be very little public information available about the issuers and their performance. The sale or transfer of privately placed securities may be limited or prohibited by contract or law and such investments are generally considered to be illiquid. Privately placed securities are generally fair valued as they are not traded frequently. The Fund may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the Fund to be less liquid. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain privately placed securities at certain times and could make it difficult for the Fund to sell these securities. As a result of the foregoing, investments in private placements can result in substantial or complete losses.
Sector Risk.
The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector, as defined by third party sources. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

•
Consumer Discretionary Sector Risk.
The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

•
Health Care Sector Risk.
The Fund may be more susceptible to particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. The healthcare field is subject to substantial governmental regulation and may, therefore, be adversely affected by changes in governmental policies. These factors may lead to limited earnings and/or falling profit margins. As a result, the value of healthcare companies’ securities may fall or fail to rise. In addition, companies in the health care sector can be significantly affected by intense competition, aggressive pricing, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.

•
Industrials Sector Risk.
The Fund may have a significant portion of its assets invested in securities of companies in the industrials sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services.

•
Financials Sector Risk.
The Fund may have a significant portion of its assets invested in securities of financial services companies, which means the Fund may be more affected by the performance of the financials sector than a fund that is more diversified. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses.

•
Communication Services Sector Risk.
Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Secondary Investments Risk.
The Fund will make Secondary Investments in Portfolio Funds by acquiring the interests in the Portfolio Funds from existing investors in such Portfolio Funds. In such instances, it is generally not expected that the Fund will have the opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. Valuation of Secondary Investments may be difficult, as there generally will be no established market for such investments or for the privately-held portfolio companies held by Portfolio Funds. Secondary Investments may be acquired at a discount to a Portfolio Fund’s NAV to, among other things, compensation the purchaser for providing the seller with liquidity and on account of various transfer restrictions. As a result, Secondary Investments acquired at a discount may result in unrealized gains at the time the Fund next calculates its NAV, as any such discounted Secondary Investment will be marked to its NAV, which may be higher than its acquisition cost. If such unrealized gains are realized upon the Fund’s disposition of Secondary Investments, the Fund may generate distributable gains that are taxable to shareholders. Moreover, there is no assurance that the Fund will be able to purchase interests at attractive discounts to net asset value, or at all. Accordingly, the overall performance and NAV of the Fund may be significantly impacted by the acquisition price paid by the Fund for its Secondary Investments, the structure of such acquisitions and the overall success of the Portfolio Fund.
There is significant competition for Secondary Investments. Many institutional investors, including fund-of-funds
entities, as well as existing investors of Portfolio Funds may seek to purchase Secondary Investments of the same Portfolio Fund which the Fund may also seek to purchase. In addition, some Portfolio Fund managers have become more selective by adopting policies or practices that exclude certain types of investors, such as fund-of-funds.
These Portfolio Fund managers also may be partial to Secondary Investments being purchased by existing investors of their Portfolio Funds. In addition, some secondary opportunities may be conducted pursuant to a specified methodology (such as a right of first refusal granted to existing investors or a so-called
“Dutch auction,” where the price of the investment is lowered until a bidder bids and that first bidder purchases the investment, thereby limiting a bidder’s ability to compete for price) which can restrict the availability of those opportunities for the Fund. No assurance can be given that the Fund will be able to identify Secondary Investments that satisfy the Fund’s investment objective or, if the Fund is successful in identifying such Secondary Investments, that the Fund will be permitted to invest, or invest in the amounts desired, in such Secondary Investments.
Small Cap Securities Risk.
There may be greater risk investing in small capitalization companies rather than larger, more established companies owing to such factors as more limited product lines or financial resources or lack of management depth. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, there are other adverse developments, or if management changes, the Fund’s investment in a small cap company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of small cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization. Small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap securities requires a longer term view.
Valuation Risk
. The Fund may invest a significant portion of its assets in non-publicly
traded securities. As a result, although the Fund expects that some of its equity investments may trade on public or private secondary marketplaces, a market value for its direct investments in certain portfolio companies will typically not be readily determinable. In accordance with Rule
2a-5
under the 1940 Act, for the Fund’s investments for which there are no readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded, the Fund will value such securities at fair value as determined in good faith in accordance with the Manager’s valuation procedures. While the Board retains ultimate authority as to the appropriate valuation of each such investment, the Board has appointed the Manager as the Fund’s Valuation Designee pursuant to Rule
2a-5
under the 1940 Act. The Valuation Designee has established a Valuation Committee comprised of representatives of the Manager and officers of the Fund to assist in performing the duties and responsibilities of the Valuation Designee. Securities for which market quotations are not readily available, including securities that while listed on a private securities exchange or have not actively traded, are valued at fair value pursuant to policies and procedures approved by the Board. The Fund may utilize the services of an independent pricing service, which will prepare valuations for certain of the Fund’s portfolio investments that are not publicly traded or for which the Fund does not have readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded. The types of factors that the Fund takes into account with respect to the valuation of such non-traded
investments include, as relevant and, to the extent available, the valuation of the investment as of the portfolio company’s latest funding round, the portfolio company’s earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. This information may not be readily available because it is difficult to obtain financial and other information with respect to private companies, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate. Because of the inherent uncertainty and often limited markets for such securities, the valuations assigned to such securities by the Valuation Designee may significantly differ from the valuations of other investors in such securities or that would have been assigned by the Valuation Designee had there been an active market for such securities.
Additionally, the valuations reported by Portfolio Fund managers or general partners may be subject to later adjustment or revision. For example, fiscal year-end
NAV calculations of the Portfolio Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. The Fund’s NAV also may be revised as part of the preparation of its financial statements to include adjustments made in accordance with GAAP required at period end for financial reporting purposes and, as a result, the NAV for financial reporting purposes and the returns based upon those NAVs may differ from the NAV and returns for shareholder transactions. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds received by shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. In other words, if the Fund’s NAV is adjusted after Shareholders have received their repurchase proceeds, the adjustment will not, in most cases, result in an adjustment to a Shareholder’s repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund managers or general partners or revisions to the NAV of a Portfolio Fund adversely affect the Fund’s NAV, the remaining outstanding Shares may be adversely affected by prior repurchases to the benefit of shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount.
Similarly, if the Fund’s NAV is adjusted after a shareholder purchases Shares, the adjustment generally will not result in an adjustment to the purchase price of such Shares. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund managers or general partners or revisions to the NAV of a Portfolio Fund adversely affect the Fund’s NAV, a purchasing shareholder may be adversely affected by having purchased Shares at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may benefit a Shareholder who purchased Shares at a NAV lower than the adjusted amount.
Temporary Defensive Strategy Risk.
When the Fund pursues a temporary defensive strategy inconsistent with its principal investment strategies, it may not achieve its investment objective.
Other Risks Relating to the Fund
Anti-Takeover Risk.
The Fund’s amended and restated agreement and declaration of trust (the “Declaration of Trust”) and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire a controlling interest in the Fund. Subject to the limitations of the 1940 Act, the Board may, without shareholder action, authorize the issuance of Shares in one or more classes or series; and the Board may, subject to certain limitations contained in the Declaration of Trust, without shareholder action, amend the Declaration of Trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give shareholders the opportunity to realize a premium over the value of the Shares.
Closed-End
Interval Fund; Liquidity Risks.
The Fund is a
non-diversified,
closed-end
management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment.
Closed-end
funds differ from
open-end
management investment companies, commonly known as mutual funds, in that investors in a closed-end
fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is expected the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Cybersecurity Risk.
As the use of Internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service
attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
Distribution Payment Risk.
The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year
increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s and the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.
Investment Dilution Risk.
The Fund’s investors do not have preemptive rights to any Shares the Fund may issue in the future. The Declaration of Trust authorizes it to issue an unlimited number of Shares. The Board may amend the Declaration of Trust. After an investor purchases Shares, the Fund may sell additional Shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases Shares, such investor’s percentage ownership interest in the Fund will be diluted.
Management Risk.
The Fund is subject to management risk. In managing the Fund, the Manager applies investment strategies, techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the intended results. The ability of the Manager to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Manager, and there can be no assurance that any such personnel will continue to be associated with the Fund.
Operational Risk.
The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Potential Conflicts of Interest of the Manager and Others
. Alger Associates, the ultimate parent company of the Manager, and Alger Associates’ Affiliates, which include the Manager, may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, Alger Associates and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither Alger Associates nor its Affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, Alger Associates and its Affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate or another account managed by an Affiliate and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The 1940 Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company, as well as affiliated persons of such affiliated persons. Among others, affiliated persons of an investment company include its investment adviser; officers; directors/trustees; any person who directly or indirectly controls, is controlled by or is under common control with such investment company; any person directly or indirectly owning, controlling or holding with power to vote, 5% or more of the outstanding voting securities of such investment company; and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such investment company. Alger Associates’ Affiliates have adopted policies and procedures designed to address potential conflicts of interests.

Certain investments may be allocated among the Fund and other investment funds sponsored by the Manager or its affiliates. The Fund is prohibited under the 1940 Act from participating in certain transactions with its affiliates absent an exemptive order from the SEC. Pursuant to the
Co-Investment
Exemptive Order, if granted, the Fund may
co-invest
in portfolio companies with certain affiliated funds subject to compliance with certain conditions and in a manner consistent with regulatory requirements and other pertinent factors. The Trustees will oversee the Fund’s participation in the co-investment
program in the exercise of their reasonable business judgment. Pursuant to the
Co-Investment
Exemptive Order, prior to the Fund’s participation in
co-investment
transactions, the Board, including a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Trustees, will: (i) review the co-invest
policies and procedures adopted by the Manager to ensure that they are reasonably designed to prevent the Fund from being disadvantaged by participation in the co-investment
program; and (ii) approve the Fund’s policies and procedures that are reasonably designed to ensure compliance with the terms of the
Co-Investment
Exemptive Order. In addition, the “required majority” of the Independent Trustees will be required to make certain findings in connection with certain co-investment
transactions. Pursuant to the 1940 Act, the Fund and any affiliated funds may co-invest
in portfolio companies without satisfying the conditions of the
Co-Investment
Exemptive Order only if price is the only term negotiated in the investment.
For additional information about potential conflicts of interest and the way in which the Manager addresses such conflicts, please see “Conflicts of Interest” and “Management of the Fund—Portfolio Management—Potential Material Conflicts of Interest” in the SAI.
Risks Associated with the Fund Distribution Policy.
The Fund intends to make annual distributions. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the NAV of the Shares and, over time, potentially increase the Fund’s expense ratio. If a distribution constitutes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time by the Board.
There is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a return of capital for U.S. federal income tax purposes, thereby reducing the amount of a shareholder’s tax basis in such shareholder’s Shares. When a shareholder sells Shares, the amount, if any, by which the sales price exceeds the shareholder’s tax basis in Shares may be treated as a gain subject to tax. Because a return of capital reduces a shareholder’s tax basis in Shares, it generally will increase the amount of such shareholder’s gain or decrease the amount of such shareholder’s loss when such shareholder sells Shares. To the extent that the amount of any return of capital distribution exceeds a shareholder’s tax basis in Shares, such excess generally will be treated as gain from a sale or exchange of the Shares. As a result from such reduction in tax basis, shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the shareholder’s original investment.
Tax Laws Subject to Change.
It is possible that the current U.S. federal, state, local, or foreign income tax treatment accorded an investment in the Fund will be modified by legislative, administrative, or judicial action in the future. The nature of additional changes in U.S. federal or
non-U.S.
income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after tax rate of return of an investment in the Fund, including with retroactive effect. Potential investors therefore should seek, and must rely on, the advice of their tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.
Tax Risk.
The Fund intends to elect to be treated and continue to qualify as a RIC, so that the Fund generally will not be subject to U.S. federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund’s shareholders, the Fund must, among other things, meet certain source-of-income,
asset diversification

and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to 90% of the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to the Fund’s shareholders. If, in any year, the Fund were to fail to qualify as a RIC, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.
Uncertain Tax Treatment.
The Fund may invest in certain investments may present special tax issues for the Fund and may have uncertain tax treatment. These issues will be addressed by the Fund to the extent necessary in connection with the Fund’s intention to distribute sufficient income each tax year to minimize the risk that it becomes subject to U.S. federal income or excise tax.
Unlisted Shares.
The Fund has been organized as a
closed-end
management investment company.
Closed-end
funds differ from
open-end
management investment companies (commonly known as mutual funds) because investors in a closed-end
fund do not have the right to redeem their shares on a daily basis. Unlike some closed-end
funds, which list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in some closed-end
funds, is not a liquid investment.
MANAGEMENT OF THE FUND
Trustees and Officers
The Board is responsible for the overall management of the Fund. There are currently seven Trustees, a majority of whom are Independent Trustees. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.
Manager
Fred Alger Management, LLC, located at 100 Pearl Street, 27
th
Floor, New York, New York 10004, serves as investment adviser to the Fund. FAM has been in the business of providing investment advisory services since 1964. FAM is directly owned by Alger Group Holdings, LLC, a financial services holding company. Alger Group Holdings and FAM are indirectly controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, who own approximately 99% of the voting rights of Alger Associates, Inc., the parent company of Alger Group Holdings.
Investment Advisory Agreement
FAM serves as investment adviser to the Fund pursuant to a written agreement between the Fund and FAM (the “Advisory Agreement”). FAM is responsible for providing a continuous investment program for the Fund, making decisions with respect to all purchases and sales of assets, and placing orders for the investment and reinvestment of Fund assets.
Pursuant to the Advisory Agreement, and in consideration of the advisory services provided by the Manager to the Fund, the Manager will be entitled to the Management Fee, which is calculated and payable monthly in arrears at the annual rate of 1.25% of the average daily value of the Fund’s Net Assets. “Net Assets” means the total assets of the Fund minus the Fund’s liabilities. The Manager has agreed to voluntarily waive its Management Fee for the six-month
period from the commencement of the Fund’s operations. The Management Fee waived by the Manager during this six-month
period is not subject to recoupment by the Manager under the Expense Limitation Agreement. Such fee waiver is not reflected in the Fund’s fee table. In addition to the Management Fee, the Fund bears other fees and expenses, which may vary and will affect the total expense ratio of the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses). Those expenses are described below in “Fund Expenses.”

In addition, the Fund bears other fees and expenses, which may vary and will affect the total expense ratio of the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).
The Board, including a majority of the Independent Trustees, oversees and monitors the Manager’s advisory services provided pursuant to the Advisory Agreement. After an initial two-year
term, the Board will review on an annual basis the Advisory Agreement to determine, among other things, whether the fees payable under the agreement are reasonable in light of the services provided. A discussion of the Trustees’ basis for approving the Advisory Agreement will be available in the Fund’s first available annual report to shareholders for its March 31 fiscal year end or semi-annual report to shareholders for its September 30 semi-annual fiscal period.
Expense Limitation Agreement
Pursuant to an expense limitation agreement between the Fund and the Manager (the “Expense Limitation Agreement”), the Manager has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that annual operating expenses (excluding (i) Management Fees; (ii) Distribution and Servicing Fees; (iii) acquired fund fees and expenses; (iv) dividend expense on short sales; (v) net borrowing costs; (vi) interest; (vii) taxes; (viii) brokerage expenses; (ix) extraordinary expenses (as determined in the discretion of the Board); and proxy expenses (except for such proxies related to: (a) changes or approval of an investment advisory agreement for the Fund, (b) the election to the Board of any trustee who is an “interested person” of the Fund, or (c) any other matters that directly benefit, or relate directly to the operations of, the Adviser or its affiliates, which expenses shall be borne exclusively by the Adviser)) do not exceed 1.25% per annum of the average monthly net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Manager any fees waived under the Expense Limitation Agreement or any expenses the Manager reimburses in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause annual operating expenses for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Manager, whichever is lower. Any such repayments must be made within two years after the date on which the Manager incurred the expense. The Manager has agreed to voluntarily waive its Management Fee for the six-month
period from the commencement of the Fund’s operations. The Management Fee waived by the Manager during this six-month
period is not subject to recoupment by the Manager under the Expense Limitation Agreement. The Expense Limitation Agreement has a term ending one year from the initial offering of the Fund’s securities under an effective Registration Statement on Form
N-2,
and the Manager may extend the term for a period of one year on an annual basis, subject to the approval of the Board, including a majority of the Independent Trustees. The Expense Limitation Agreement may only be terminated upon approval of the Board. Organizational and certain initial operating expenses incurred prior to the commencement of the Fund’s operations and reimbursed by the Manager are included as reimbursable expenses under the Expense Limitation Agreement, subject to the same two-year
recoupment period.
Organizational and Offering Costs
The Manager has agreed to pay the Fund’s initial organizational expenses. The Fund, and not the Manager, will bear ongoing offering expenses (other than the sales load) associated with the Fund’s continuous offering.
Portfolio Managers
Dan C. Chung, CFA and Ankur Crawford, Ph.D. serve as the Fund’s portfolio managers and oversee the management of, and investment decisions for, the Fund.
Mr. Chung has been employed by the Manager since 1994. He became a portfolio manager in 2000, Chief Investment Officer in 2001, President in 2003, and Chief Executive Officer in 2006. Dr. Crawford has been employed by the Manager since 2004. She became a portfolio manager and a Senior Vice President in 2010 and an Executive Vice President in 2019. She served as a Vice President and an Analyst from 2007 to 2010, and a Senior Analyst from 2010 to 2016.
The SAI provides additional information about the portfolio managers’ compensation, other accounts that they manage, and their ownership of securities of the funds that they manage.

Control Persons
A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. To the knowledge of the Fund and except as noted below, as of April 1, 2026, no persons were deemed to control the Fund.
Alger Capital, LLC has provided an initial investment in the Fund. For so long as Alger Capital, LLC has a greater than 25% interest in the Fund, Alger Capital, LLC may be deemed be a “control person” of the Fund for purposes of the 1940 Act.
Administrator, Custodian, and Transfer Agent
The Fund and The Bank of New York Mellon (the “Administrator”), located at 240 Greenwich Street, New York, NY 10286, have entered into a fund administration and accounting agreement (“Administration Agreement”). Under the Administration Agreement, the Administrator provides the Fund with administrative and fund accounting services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services.
For these and other services it provides to the Fund, the Administrator is paid a monthly fee from the Fund at an annual rate of 0.0275% of the Fund’s average daily net assets for the services it provides to the Fund.
The Bank of New York Mellon, located at 240 Greenwich Street, New York, NY 10286, serves as custodian for the Fund pursuant to a custody agreement under which it holds the Fund’s assets.
UMB Fund Services, Inc., located at 235 W. Galena Street, Milwaukee, WI 53212, serves as the Fund’s transfer agent pursuant to a transfer agency and service agreement.
NET ASSET VALUE
The value of one Share is its NAV. The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments held by the Fund are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).
NAV of a class of Shares is computed by adding together the value allocable to the class of the Fund’s investments plus cash and other assets, subtracting applicable liabilities and then dividing the result by the number of outstanding Shares of the class.
The Board has designated, pursuant to Rule
2a-5
under the 1940 Act, the Manager as its Valuation Designee to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established the Valuation Committee comprised of representatives of the Manager and officers of the Fund to assist in performing the duties and responsibilities of the Valuation Designee. The Valuation Designee has established valuation processes, including but not limited to: making fair value determinations when market quotations for a financial instrument are not readily available in accordance with valuation policies and procedures adopted by the Board; assessing and managing material risks associated with fair valuation determinations; selecting, applying and testing fair valuation methodologies; and overseeing and evaluating pricing services used by the Fund. The Valuation Designee reports its fair valuation determinations and related valuation information to the Board. The Valuation Committee meets on an as-needed
basis and generally meets quarterly to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule
2a-5
under the 1940 Act.
Investments in money market funds and short-term securities held by the Fund having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.
Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. Securities in which the Fund may invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Valuation Designee, with assistance from the Valuation Committee, believes to be the fair value of these securities as of the close of the NYSE. The Valuation Designee may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open.
Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to policies and procedures approved by the Board. The Valuation Designee’s valuation techniques for such securities are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Valuation Designee may significantly differ from the valuations that would have been assigned by the Valuation Designee had there been an active market for such securities.
DISTRIBUTOR
Fred Alger & Company, LLC, with its principal place of business at located at 100 Pearl Street, 27th Floor, New York, NY 10004, serves as the Fund’s principal underwriter and will act as the distributor of the Fund’s Shares, pursuant to a distribution agreement (the “Distribution Agreement”), on a best efforts basis, subject to various conditions.
After the initial term of two years, the Distribution Agreement will continue in effect with respect to the Fund for successive one-year
periods, provided that each such continuance is specifically approved by a vote of a majority of the Board, including a majority of the Independent Trustees. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities.
The Distributor, the Manager, or their affiliates may retain additional selling agents or other financial intermediaries to place Shares in the Fund. Such selling agents or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. Selling agents typically receive the sales load with respect to Class A Shares purchased by their clients. While neither the Fund nor the Distributor impose an initial sales load on Class Z Shares, if a shareholder buys Class Z Shares through certain selling agents or financial intermediaries, such selling agent or financial intermediary may directly charge shareholders transaction or other fees in such amount as they may determine. Investors should consult their financial advisors at such selling agents or financial intermediaries.
Pursuant to the Distribution Agreement, the Distributor shall pay its own costs and expenses connected with the sale of Shares.
PLAN OF DISTRIBUTION
The Fund currently offers two classes of Shares: Class A Shares and Class Z Shares. The Fund relies on the Multi-Class Exemptive Order from the SEC that allows it to issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable. The Fund may in the future offer other classes of Shares. Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

Class A Shares of the Fund may be converted for Class Z Shares of the Fund if the investor and the relevant financial intermediary satisfies any then-applicable eligibility requirements for investment in Class Z Shares. Any such conversion will be effected at NAV without the imposition of any sales load, fee or other charges by the Fund.
Distribution and Servicing Plan and Fee
The Fund has adopted a distribution and servicing plan for its Class A Shares to pay to the Distributor a Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of shareholders who own such Shares. These activities include marketing and other activities primarily intended to result in the sale of Class A Shares and activities related to administration and servicing of Class A Share accounts. The Distribution and Servicing Plan operates in a manner consistent with Rule
12b-1
under the 1940 Act, which regulates the manner in which an
open-end
investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end
investment company, it has undertaken to comply with the terms of Rule
12b-1,
as required under the terms of the Multi-Class Exemptive Order, permitting the Fund to, among other things, issue multiple classes of Shares.
Under the Distribution and Servicing Plan, Class A pays a Distribution and Servicing Fee to the Distributor at an annual rate of 0.25% based on the aggregate net assets of the Fund attributable to Class A Shares. The Distribution and Servicing Fee is paid out of Class A Shares’ assets and decreases the net profits or increases the net losses of the Fund solely with respect to Class A Shares. Class Z Shares are not subject to the Distribution and Servicing Fee and do not bear any expenses associated therewith.
Sales Load – Class A Shares
Unless eligible for a sales load waiver, investors purchasing Class A Shares will pay a sales load based on the amount of their investment in the Fund. The sales load payable by each shareholder depends upon the amount invested by such shareholder in the Fund, but may be up to 5.25%, as detailed below.

Purchase Amount	Sales Load as a % of Offering Price	Sales Load as a % of Net Asset Value	Dealer Allowance as a % of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 - $49,999	4.50%	4.71%	4.25%
$50,000 - $99,999	4.00%	4.17%	3.75%
$100,000 - $249,999	3.50%	3.63%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.25%
$500,000 - $749,000	2.00%	2.04%	1.75%
$750,000 - $999,999	1.50%	1.52%	1.25%
$1,000,000 and over	*	*	1.00%
* Purchases of Class A Shares which, when combined with current holdings of Class A Shares of the Alger Family of Funds offered with a sales load, equal or exceed $1,000,000 in the aggregate may be made at net asset value without any initial sales load, but may be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC is waived if the shareholder qualifies for a waiver, as disclosed below under “Waivers of Sales Charges,” and the shareholder’s financial intermediary notified the Distributor before the shareholder purchased the Class A Shares.
The sales load for Class A Shares will be deducted out of the shareholder’s investment amount, and will not constitute part of shareholder’s investment in the Fund or part of the assets of the Fund. No sales load may be charged without the consent of the Distributor.
In addition, the Fund will combine purchases of Class A Shares made by a shareholder, the shareholder’s spouse or domestic partner, and dependent children when it calculates the applicable sales load.
Waivers of Sales Charges
No initial sales load is imposed on purchases of Class A Shares, and no CDSC is imposed on redemptions of Class A Shares by:

•	employees, officers and/or Trustees of the Distributor and its affiliates,
○	Individual Retirement Accounts (“IRAs”), Keogh Plans and employee benefit plans for those persons, and
○
spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by those persons;

•	accounts managed by the Manager,
○	employees, participants and beneficiaries of those accounts,
○	IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries, and
○	spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries;
•
employee benefit or retirement plans or charitable accounts, including, but not limited to, IRAs, Keogh Plans, 401(k) plans, profit-sharing pension plans, defined benefit plans, Taft-Hartley multiemployer pension plans, 457 plans, 403(b) plans, non-qualified
deferred compensation plans, and other defined contribution plans subject to the Employee Retirement Income Security Act of 1974, as amended, other than employee benefit or retirement plans or charitable accounts that purchase Class A Shares through brokerage relationships in which sales loads are customarily imposed;

•
an investment company registered under the 1940 Act, as amended, in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction;

•	registered investment advisers for their own accounts;
•
certain registered investment advisers, banks, trust companies and other financial institutions (including broker-dealers) that have an agreement in place with the Distributor, as long as the orders for the shares were placed on behalf of their clients;

•	certain financial intermediaries offering self-directed investment brokerage accounts that have an agreement in place with the Distributor;
•	a financial institution as shareholder of record on behalf of:
○	investment advisers or financial planners trading for their own accounts or the accounts of their clients, and who charge a separate fee for their services, and
○
clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the financial institution;

•	a financial institution as shareholder of record on behalf of retirement and deferred compensation plans and trusts used to fund those plans;
•	registered representatives of broker-dealers that have an agreement in place with the Distributor, for their own accounts and their spouses, children, siblings and parents; and
•	children or spouses of individuals who died in the terrorist attacks of September 11, 2001 made directly through the Fund.
It is the shareholder’s responsibility to determine whether a reduced sales load would apply pursuant to the listed sales load waivers listed above, including by communicating with his or her employer or purchasing financial services firm, as applicable. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. Notice should be provided to the selling agent or financial intermediary through whom the purchase is made so they can notify the Fund and give the Fund sufficient information to permit the Distributor to confirm that the shareholder qualifies for such a waiver.
Any CDSC which otherwise would be imposed on redemptions of Class A shares of the Fund will be waived with respect to (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with the following retirement plan distributions:
(i) lump-sum
or other distributions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a five percent owner of the employer maintaining the plan, following attainment of age
70-1/2);
(ii) required

distributions from an IRA following the attainment of age
70-1/2
or from a custodial account under Section 403(b)(7) of the Code following the later of retirement or attainment of age
70-1/2;
and (iii) a
tax-free
return of an excess contribution to an IRA, (c) systematic withdrawal payments, and (d) redemptions by the Fund of Fund shares whose value has fallen below the minimum initial investment amount. For purposes of the waiver described in (a) above, a person will be deemed “disabled” if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.
Payments to Financial Intermediaries
The Manager, Distributor and/or their affiliates, in their discretion and from their own resources, may pay additional compensation out of their own resources (
i.e.
, not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. The additional compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or based on the aggregate value of outstanding Shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.
PURCHASING SHARES
The following section provides basic information about how to purchase Shares of the Fund. The Distributor acts as the distributor of the Shares of the Fund on a reasonable best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Shares are continuously offered through the Distributor. Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Prospective investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediaries’ procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediaries.
Share Class Considerations
When selecting a share class, prospective investors should consider the following:

•	which Share classes are available;
•	how much an investor intends to invest;
•	how long the investor expects to own the Shares; and
•	total costs and expenses associated with a particular Share class.
Each investor’s financial considerations are different. Prospective investors should speak with their financial intermediary to help select a Share class. Not all financial intermediaries offer all classes of Shares. If a financial intermediary offers more than one class of Shares, prospective investors should carefully consider which class of Shares to purchase.
Shares may be purchased through financial intermediaries offering such Shares. Orders will be priced at the appropriate price next computed after they are received by a financial intermediary and accepted by the Fund. A financial intermediary may hold Shares in an omnibus account in the financial intermediary’s name or the financial intermediary may maintain individual ownership records. The Fund may pay the financial intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries are responsible for placing orders correctly and promptly with the Fund, and forwarding payment promptly. The Fund accepts initial and additional purchases of Shares on each day that the NYSE is open for business. Orders will be priced based on the Fund’s NAV next computed (at the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business) after it is received by the transfer agent. Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in United States dollars.

For prospective investors purchasing Shares through certain financial intermediaries, such intermediaries may directly charge transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information. Investors may be subject to purchase deadlines set by their financial intermediary. Please consult your financial firm for additional information. Financial intermediaries who miss the Fund’s deadlines on behalf of their clients on any day may have their purchases delayed until the next day that the Fund accepts purchases orders.
Investors may purchase Class A and Class Z Shares directly from the Fund in accordance with the instructions below. Each initial or subsequent purchase of Shares will be payable in one installment and requires the prospective investor complete and execute a subscription document. The subscription document is designed to provide the Fund with important information about the prospective investor. The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned promptly to the prospective investor without the deduction of any sales load, fees or expenses. In the event that cleared funds and/or a properly completed subscription document are not received from a prospective investor prior to the cut-off
time, prospective investors may have their purchases delayed until the next day that the Fund accepts purchases orders.
An existing shareholder generally may purchase additional Shares by contacting their financial intermediary. The price of the Shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Shares. Subsequent investments may be processed by contacting your financial intermediary.
Minimum Purchase Requirements
With respect to Class Z Shares, the minimum initial investment will be $500,000, which may be waived in certain circumstances; subsequent investments may be made in any amount.
With respect to Class A Shares, the minimum initial and subsequent investments, which may be waived in certain circumstances, will be as follows:

Type of Account	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Retirement Accounts (including IRAs)	$500	$50
Asset-based Fee Program Accounts	$250	$50
The minimum initial and additional investments may be reduced by the Fund in the Fund’s discretion for certain investors based on consideration of various factors, including the investor’s overall relationship with the Manager, the investor’s holdings in other funds affiliated with the Manager, and such other matters as the Manager may consider relevant at the time, though Shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and additional investments may also be reduced by the Fund, in its discretion, for clients of certain registered investment advisers, broker dealers and other financial intermediaries based on the consideration of various factors, including but not limited to the registered investment adviser or other financial intermediaries’ overall relationship with the Manager, the type of distribution channels offered by the intermediary and such other factors as the Manager may consider relevant at the time. Additionally, the Fund reserves the right to accept lesser amounts below these minimums, including for portfolio managers of the Fund, employees of the Manager and its affiliates, and vehicles controlled by such employees and their extended family members. The purchase price of the Shares is based on the NAV as of the date such Shares are purchased.
In addition, the Fund may, in the discretion of the Manager, aggregate the accounts of clients of registered investment advisers, broker dealers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Manager, the Fund may also aggregate the accounts of clients of certain registered investment advisers, broker dealers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers, broker dealers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediaries’ overall relationship with the Manager, the type of distribution channels offered by the intermediary and such other factors as the Manager may consider relevant at the time.
Certificates Will Not be Issued
The Fund will not issue certificates. Instead, the Fund’s Shares will be recorded and maintained on the Fund’s membership register.
Transferability of Shares
The Fund’s Shares are generally freely transferable by the Fund’s shareholders subject to any restrictions imposed by applicable law or contract.
No Escrow
The proceeds of the offering of the Fund’s Shares will not be placed into an escrow account.
Required Information
The Fund is required by law to obtain, verify, and record certain personal information from you or persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth, physical address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account.
The Fund is required to withhold 24% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Fund application.
Fund Closings
The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. The Fund may re-open
to new investment and subsequently close again to new investment at any time at the discretion of the Manager. Any such opening and closing of the Fund will be disclosed to investors via a supplement to this Prospectus.
SHARE REPURCHASE PROGRAM
The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No shareholder will have the right to require the Fund to repurchase such shareholder’s Shares or any portion thereof. Shareholders may not exchange their shares of the Fund for shares of any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks.
The Fund is an “interval fund,” a type of fund which, to provide some liquidity to shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule
23c-3
under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is expected the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Quarterly repurchases are expected to occur in the months of March, June, September and December. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Repurchase Offer Notice is sent to shareholders at least 21 calendar days and no more than 42 calendar days before the Repurchase Request Deadline. The Fund expects to determine the NAV applicable to repurchases on the Repurchase Request Deadline, but it will in any case be calculated no later than the Repurchase Pricing Date. The Fund expects to distribute payment to shareholders between one and three business days after the Repurchase Pricing Date but it will in any case distribute such payment no later than seven calendar days after such date.
A shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $1,000 worth of Shares. Such minimum ownership requirement may be waived by the Fund, in its sole discretion. In the event that a shareholder fails to maintain the foregoing minimum account balance, the Fund reserves the right to repurchase all of the Shares held by such shareholder, subject in all cases to the applicable requirements of Rule
23c-3.
The repurchase price payable in respect of Shares repurchased on account of such failure will be determined in the same manner as Shares repurchased pursuant to the Fund’s quarterly repurchase offers.
The Fund also has the right to repurchase all of a shareholder’s Shares at any time if the aggregate value of such shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund.
Determination of Repurchase Offer Amount
The Board, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline.
If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.
Notice to Shareholders
No less than 21 days and more than 42 days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the Shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their Shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.
Repurchase Price
The repurchase price of the Shares will be the NAV of the applicable share class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call (800)
992-3863
to learn the NAV. The Shareholder Notification will also provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.
Repurchase Amounts and Payment of Proceeds
Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.
With respect to any required minimum distributions from an IRA or other qualified retirement plan in which Shares are held, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis, which may result in the Fund not repurchasing the full amount of a required minimum distribution requested by a shareholder.
Suspension or Postponement of Repurchase Offers
The Fund may postpone or suspend Repurchase Offers. A postponement or suspension may occur only if approved by a vote of a majority of the Board, including a majority of the Independent Trustees. A suspension or postponement may be done only in limited circumstances. These circumstances include the following:

•
During any period in which the NYSE or any other market on which the Fund’s portfolio securities are traded is closed, other than customary weekend and holiday closings, or trading in those markets is restricted;

•	During an emergency that makes it impractical for the Fund to dispose of securities it owns or determine the NAV of Fund Shares;

•	If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code; or

•	During other periods as the SEC permits the suspension or postponement of offers by the Fund for the protection of its shareholders.
If a Repurchase Offer is suspended or postponed, the Fund will provide notice of the suspension or postponement to each shareholder of the Fund. If the Fund renews the Repurchase Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Repurchase Offer.
DESCRIPTION OF CAPITAL STRUCTURE
The following description is based on relevant portions of the Delaware Statutory Trust Act, as amended, and on the Fund’s Declaration of Trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act, as amended, and the Declaration of Trust and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus forms a part, for a more detailed description of the provisions summarized below.
Shares of Beneficial Interest
The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of common shares of beneficial interest. There is currently no market for Shares and the Fund does not expect that a market for Shares will develop in the foreseeable future. Pursuant to the Declaration of Trust and as permitted by Delaware law, no shareholder shall be subject to any personal liability whatsoever to any person in connection with Fund property or the acts, obligations or affairs of the Fund.
Under the terms of the Declaration of Trust, all Shares, when consideration for Shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be freely transferable, except where their transfer is restricted by law or contract. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem Shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution, subject to any preferential rights of holders of the Fund’s outstanding preferred Shares, if any. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share will be entitled to a proportionate fractional vote. Shareholders shall be entitled to vote on all matters on which a vote of Shareholders is required by the 1940 Act, the Declaration of Trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Declaration of Trust, the Fund is not required to hold annual meetings of shareholders. The Fund only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of shareholders.
The following table sets forth information about the Fund’s outstanding Shares as of April 1, 2026:

Share Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding
Class A Shares	Unlimited	None	10,000

Class Z Shares	Unlimited	None	None
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST
The Declaration of Trust and the
By-Laws
include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end
status.
The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with or without cause by a vote of two-thirds
of the remaining Trustees or by a vote of the holders of at least two-thirds
of Shares. These voting thresholds are not required under Delaware or federal law. The anti-takeover provisions in the Declaration of Trust promote stability in the governance of the Fund and limit the risk that the Fund will be subject to changes in control, operational changes or other changes that may not be in the best interests of Shareholders.
The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of the Shares of the Fund to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the
By-Laws.
Upon the adoption of a proposal to convert the Fund from a
“closed-end
company” to an
“open-end
company”, as those terms are defined by the 1940 Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of the Fund’s outstanding Shares entitled to vote, the Fund shall, upon complying with any requirements of the 1940 Act and state law, become an
“open-end”
investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Fund and any national securities exchange.
The Declaration of Trust also places certain limitations on the ability of a Shareholder to sue the fund or bring a derivative action on behalf of the Fund, except with respect to claims arising under the U.S. federal securities laws. In order to bring a derivative action on the Fund, among other conditions, the Shareholder must make a pre-suit
demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. A demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined under the Delaware Statutory Trust Act). Additionally, unless a demand is not required, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Declaration of Trust also includes an irrevocable waiver of the right to trial by jury in all such claims, suits, actions and proceedings.

Under the Declaration of Trust, actions by Shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction. This exclusive jurisdiction provision may make it more expensive for a Shareholder to bring a suit but does not apply to claims arising under the federal securities laws.
The Trustees may from time to time grant other voting rights to Shareholders with respect to these and other matters in the
By-Laws,
certain of which are required by the 1940 Act.
The overall effect of these provisions is to render more difficult the accomplishment of the assumption of control of the Fund by a third party and/or the conversion of the Fund to an open-end
investment company. The Trustees has considered the foregoing provisions and concluded that they are in the best interests of the Fund and its Shareholders, including holders of the Shares.
The foregoing is qualified in its entirety by reference to the full text of the Declaration of Trust and the
By-Laws,
both of which are on file with the SEC. Material provisions of the Declaration of Trust and
By-Laws
have been described herein.
Amendment of Declaration of Trust and Bylaws
Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may amend the Declaration of Trust without any vote of shareholders, subject to certain limitations contained in the Declaration of Trust. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.
No Appraisal Rights
In certain extraordinary transactions, some jurisdictions provide the right to dissenting shareholders to demand and receive the fair value of their Shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that Shares shall not entitle shareholders to appraisal rights.
Conflict with Applicable Laws and Regulations
The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain material U.S. federal income tax considerations relating to the acquisition, ownership, and disposition of the Shares and the Fund’s qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code. This discussion applies only to beneficial owners that acquire the Fund’s Shares in this initial offering at the offering price.
This discussion does not purport to be a complete description of the tax considerations applicable to such an investment. For example, this discussion does not describe tax consequences that the Fund has assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold the Fund’s shares as part of a straddle, hedging, or other risk reduction strategy, conversion transaction or other integrated investment, constructive sale transaction for U.S. tax purposes, shareholders subject to the alternative minimum tax, tax-exempt
organizations or governmental organizations, banks, private college and university endowments, charitable remainder trusts, insurance companies, brokers or dealers in securities or currencies, dealers in securities, traders in securities that elect to use a mark-to-market
method of accounting for securities holdings, traders in securities or commodities that elect mark to market treatment, pension plans and trusts, shareholders whose functional currency is not the U.S. dollar, shareholders who are not entitled to claim the benefits of an applicable income tax treaty, U.S. expatriates and former citizens or long-term residents of the United States, shareholders and U.S. Persons that are exempt from U.S. federal income tax, RICs, real estate investment trusts, personal holding companies, persons required to accelerate the recognition of gross income as a result of such income being recognized on an applicable financial statements, persons who acquire an interest in the Fund in connection with the performance of services, shareholders and investors in pass through entities, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners, members and owners, shareholders that are treated as partnerships for U.S. federal income tax purposes (and investors therein),
non-U.S.
Shareholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, “controlled foreign corporations” (“CFCs”), passive foreign investment companies (“PFICs”), and corporations that accumulate earnings to avoid U.S. federal income tax, persons subject to the three-year holding period rule in Section 1061 in the Code, persons who hold or receive Shares pursuant to the exercise of any employee stock options or otherwise as compensation, and tax qualified retirement plans, and financial institutions. In addition, this discussion does not discuss any aspect of U.S. state or local tax, the federal estate or gift tax or
non-U.S.
tax.
Such persons are urged to consult with their tax advisors as to the U.S. federal income tax consequences of an investment in the Fund, which may differ substantially from those described herein.
This discussion assumes that shareholders hold the shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). Unless otherwise noted, this discussion applies only to U.S. Shareholders that hold Shares as capital assets.
The discussion is based upon the current provisions of the Code, existing and proposed Treasury regulations, its legislative history, published rulings and court decisions, and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This Fund is under no obligation to provide information to an investor with respect to changes in law or facts affecting this discussion after the date hereof.
The Fund has not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding the offerings pursuant to this Prospectus or pursuant to any accompanying Prospectus supplement unless expressly stated therein, and this discussion is not binding on the IRS. Prospective investors should be aware that the IRS may not agree with the Fund’s tax positions and, if challenged by the IRS, such tax positions might not be sustained by the courts. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.
For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of the Fund’s shares that is for U.S. federal income tax purposes:

•	an individual who is a citizen of the United States or is treated as a resident of the United States for U.S. federal income tax purposes,

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia,

•	any estate the income of which is subject to U.S. federal income taxation regardless of its source, or

•
any trust if — (i) a court within the United States is able to exercise primary supervision over the administration of the trust, and (ii) one or more United States persons have the authority to control all substantial decisions of the trust.

A
“Non-U.S.
Shareholder” is any beneficial owner of Shares that is not a U.S. Shareholder nor classified as a partnership for U.S. federal income tax purposes.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Any partner of a partnership holding Shares is urged to consult its tax advisors regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of the Fund’s Shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.
Tax matters are complicated and the tax consequences to a shareholder of an investment in the Fund’s Shares will depend on the facts of such shareholder’s particular situation.
Election to be Taxed as a Regulated Investment Company
As soon as practicable, the Fund intends to elect to be treated, and to continuously qualify each year thereafter, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its shareholders as dividends. Instead, dividends the Fund distributes (or is deemed to timely distribute) to shareholders generally will be taxable to shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to shareholders. The Fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income
and asset diversification requirements (as described below). In addition, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its investment company taxable income (which generally is the Fund’s net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that the Fund qualifies as a RIC.
The Fund’s qualification and taxation as a RIC depends upon the Fund’s ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code. However, no assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.
Qualification as a Regulated Investment Company
If the Fund:

•	qualifies as a RIC; and
•	satisfies the Annual Distribution Requirement,
then the Fund will not be subject to U.S. federal income tax on the portion of the Fund’s investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short-term capital loss) the Fund timely distributes (or is deemed to distribute, except with respect to certain retained capital gains as described below) to shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to the Fund’s shareholders.
If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gain net income (both long-term and short-term) for the one-year
period ending October 31 in that calendar year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (the “Excise Tax Distribution Requirements”), the Fund will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements.
For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from its underlying investments, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. In addition, the Fund may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax, thereon. In either event described in the preceding two sentences, the Fund will only pay the excise tax on the amount by which the Fund does not meet the Excise Tax Distribution Requirements.
In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

•	elect to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities (as defined in section 2(a)(36) of the 1940 Act) or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “90% Gross Income Test”); and

•	diversify its holdings so that at the close of each quarter of the taxable year:

○
at least 50 percent of the value of the Fund’s total assets is represented by cash, and cash items (including receivables), Government securities and securities of other RICs, and other securities for purposes of this calculation are limited, in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of the taxpayer and to not more than 10 percent of the outstanding voting securities of each issuer, and

○
not more than 25 percent of the value of its total assets is invested in (i) the securities (other than Government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than the securities of other RICs) of two or more issuers which the taxpayer controls and which are determined, under regulations prescribed by the U.S. Treasury Secretary, to be engaged in the same or similar trades or businesses or related trades or businesses, or (iii) the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a subsidiary that is treated as a corporation for U.S. federal income tax purposes. In such a case, any income from such investments is generally not expected to adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income generally would be subject to U.S. corporate federal income tax (and possibly state and local taxes), which the Fund would indirectly bear through its ownership of such subsidiary.
Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

The Fund may have investments, either directly or through entities that are treated as partnerships in which the Fund invests, that require income to be included in investment company taxable income in a year prior to the year in which the Fund actually receives a corresponding amount of cash in respect of such income. For example, if the Fund holds, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly, debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated to it as a result of its investments in entities treated as partnerships for U.S. federal income tax purposes. Because any amounts accrued will be included in the Fund’s investment company taxable income for the year of accrual, the Fund may be required to make a distribution to the Fund’s shareholders in order to satisfy the Annual Distribution Requirement, even though it will not have received the corresponding cash amount.
A portfolio company in which the Fund invests may face financial difficulty that requires it to work-out,
modify or otherwise restructure our investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirement, or result in unusable capital losses and future non-cash
income. Any such reorganization could also result in the Fund receiving assets that give rise to non-qualifying
income for purposes of the 90% Income Test.
A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, net ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If the Fund’s deductible expenses in a given year exceed its investment company taxable income, the Fund would have a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years, so these net operating losses generally will not pass through to shareholders. In addition, expenses may be used only to offset investment company taxable income, and may not be used to offset net capital gain. Due to these limits on the deductibility of expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that it is required to distribute and that is taxable to its shareholders even if such income is greater than the aggregate net income it actually earned during those years. As a RIC, the Fund may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, the Fund’s deduction of net business interest expense is generally limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that it is required to distribute and that is taxable to shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.
In order to enable the Fund to make distributions to shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Fund generally is not permitted to make distributions to its shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.
If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although the Fund expects to operate in a manner so as to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a “C” corporation, even if the Fund would otherwise qualify as a RIC, if the Fund determines that such treatment as a C corporation for a particular year would be in the Fund’s best interest.
Tax Consequences of a Period Prior to RIC Qualification; Failure to Qualify as a RIC
While the Fund intends to elect to be treated as a RIC as soon as practicable, there may be a period during which the Fund does not qualify as a RIC. If the Fund has net taxable income prior to the Fund’s qualification as a RIC, the Fund will be subject to U.S. federal income tax on such income. The Fund would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to the Fund’s shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend;
non-corporate
shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to qualify as a RIC, in addition to the other requirements discussed above, the Fund would be required to distribute all of the Fund’s previously undistributed earnings and profits attributable to any period prior to the Fund becoming a RIC by the end of the first year that it intends to qualify as a RIC. If the Fund has any net built-in
gains in its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) as of the beginning of the first year that the Fund qualifies as a RIC, the Fund would be subject to a corporate-level U.S. federal income tax on such built-in
gains if and when recognized over the next five years. Alternatively, the Fund may elect to recognize such built-in
gains immediately prior to the Fund’s qualification as a RIC.
If the Fund has previously qualified as a RIC but fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify
as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding
5-year
period.
If, before the end of any quarter of the Fund’s taxable year, the Fund believes that it may fail the Diversification Tests, the Fund may seek to take certain actions to avert a failure. However, the action frequently taken by RICs to avert a failure, the disposition of non-diversified
assets, may be difficult for the Fund to pursue because of the limited liquidity of its investments.
If the Fund, otherwise qualifying as a RIC, fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to shareholders. Additionally, the Fund would not be able to deduct distributions to its shareholders, nor would distributions to shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate
U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Fund’s Shares, and any remaining distributions would be treated as capital gain.
The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year and will satisfy the Annual Distribution Requirement.

Taxation of the Fund’s Investments
Hedging and Derivatives Transactions
Certain of the Fund’s investment practices, including hedging and derivatives transactions, may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain (currently taxed at lower rates for non-corporate
taxpayers) into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions (vii) treat dividends that would otherwise constitute qualified dividend income as non-qualified
dividend income (viii) cause the Fund to recognize income or gain without receipt of a corresponding cash payment; (ix) produce income that will not be qualifying income for purposes of the 90% Gross Income Test described above; and, (x) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment. The Fund will monitor its transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions; however, no assurance can be given that the Fund will be eligible for any tax elections or that any elections it makes will fully mitigate the effects of these provisions.
Investments in Partnerships
Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain and loss, include both the direct investments, activities, income, gain and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any partnership (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes).
Securities and other Financial Assets
Gain or loss realized by the Fund from securities and other financial assets acquired by the Fund, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular security or other financial asset.
The Fund may invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that the Fund distributes sufficient income in order to avoid the imposition of any material U.S. federal income or excise tax liability.
The Fund and the companies the Fund invests in will be generally subject to certain leverage limitations regarding the deductibility of interest expense for federal income tax purposes.
Non-U.S.
Investments, including PFICs and CFCs
The Fund’s investments in
non-U.S.
securities may be subject to
non-U.S.
income, withholding and other taxes. In that case, the yield on those securities would be decreased. Shareholders are not expected to be entitled to claim a U.S. foreign tax credit or deduction with respect to
non-U.S.
taxes paid by the Fund.
If the Fund purchases shares in a “passive foreign investment company,” or “PFIC,” the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by it to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code, or QEF, in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to it. Alternatively, the Fund can elect to mark-to-market
at the end of each taxable year its shares in a PFIC; in this case, it will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent the Fund does not exceed prior increases included in income. The Fund’s ability to make either election will depend on factors beyond its control, and it is subject to restrictions that may limit the availability or benefit of these elections. Under either election, the Fund may be required to recognize in a year income in excess of the Fund’s distributions from PFICs and the Fund’s proceeds from dispositions of PFIC Shares during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.
If the Fund owns, directly or indirectly, at least 10% of the voting power or value of a foreign corporation that is treated as a controlled foreign corporation, or CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each taxable year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such taxable year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC (as discussed above). In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by 10% U.S. shareholders. A “10% U.S. shareholder,” for this purpose, is any U.S. person that owns (directly, indirectly or by attribution) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.
The Fund does not expect to satisfy the conditions necessary to pass through to its shareholders their share of the
non-U.S.
taxes paid by the Fund, thus, shareholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to
non-U.S.
taxes paid by the Fund.
Book-Tax
Differences
Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt
income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt
income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt
income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt
income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Units, and (iii) thereafter as gain from the sale or exchange of a capital asset.
Taxation of U.S. Shareholders
The following summary generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares beneficially owned by U.S. Shareholders. If you are not a U.S. Shareholder this section does not apply to you. Whether an investment in the Fund’s Shares is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Fund’s Shares by a U.S. Shareholder may have adverse tax consequences. U.S. Shareholders are urged to consult tax advisors about the U.S. tax consequences of investing in the Fund’s shares.

Taxation of Distributions
The Fund’s distributions generally will be taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Federal taxes on the Fund’s distributions of capital gains are determined by how long the Fund is owned or is deemed to have owned the investments that generated the capital gains, rather than how long a Shareholder has owned the Shares. To the extent such distributions paid by the Fund to non-corporate
U.S. Shareholders (including individuals) taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, and if certain holding period requirements are met, such distributions (“Qualifying Dividends”) may be eligible for the preferential rates applicable to long-term capital gains.
Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends generally will be treated as long-term capital gains includible in a shareholder’s net capital gains and taxed to individuals at reduced rates. Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to you as ordinary income.
A portion of the Fund’s ordinary income dividends paid to corporate U.S. Shareholders may, if the distributions consist of qualifying distributions received by the Fund and certain other conditions are met, qualify for the 50 percent dividends received deduction to the extent that the Fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Fund. The Fund expects only a small portion of the Fund’s dividends to qualify for this deduction. A corporate U.S. Shareholder may be required to reduce its basis in its Shares with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. Shareholders are urged to consult tax advisors in determining the application of these rules in their particular circumstances.
A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to the shareholder in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. If an investor acquires Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.
U.S. Shareholders who have not
“opted-out”
of the Fund’s DRIP will have their cash dividends and distributions automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above NAV, in which case, the U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.
The Fund expects to be treated as a “publicly offered regulated investment company.” A “publicly offered regulated investment company” is a RIC whose shares are (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, or (iii) held by at least 500 persons at all times during the taxable year. As a “publicly offered regulated investment company,” in addition to the Fund’s DRIP, the Fund may choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares is substituted, and the Fund’s U.S. Shareholders will be subject to tax on such amount as though they had received cash.

If the Fund is not a publicly offered RIC for any year, a U.S. Shareholder that is an individual, trust or estate will be treated as having received a dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of the Management Fees paid to the Manager and certain of the Fund’s other expenses for the year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. Shareholder. Most miscellaneous itemized deductions are disallowed for non-corporate
taxpayers. Shareholders that are corporations for U.S. federal income tax purposes are not affected by the limitations on miscellaneous itemized deductions, but such limitations do apply to individual shareholders of Shareholders that are S corporations.
The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
In order to utilize the deemed distribution approach, the Fund must provide written notice to the Fund’s shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.”
A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the shareholder’s gross income over the tax deemed paid by the shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to its shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.
Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of its business interest income over the sum of its (i) business interest expense and (ii) other deductions properly allocable to its business interest income.
The Fund (or if a U.S. Shareholder holds shares through an intermediary, such intermediary) will provide each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each calendar year’s distributions generally will be reported to the IRS. Such distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation. Such distributions generally will not be eligible for the dividends-received deduction otherwise available to certain U.S. corporations or the lower U.S. federal income tax rates applicable to certain qualified dividends.
The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
Sale or Other Disposition of the Fund’s Shares
A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of his, her or its Shares. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in the shares sold or otherwise disposed of and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or other disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of the Fund’s Shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, any disallowed loss is generally added to the U.S. Shareholder’s adjusted tax basis of the acquired Shares.
Income from Repurchase of Shares
In General
A U.S. Shareholder who participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, and as set forth further under “Sale or Exchange Treatment” and “Distribution Treatment,” be treated either as recognizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Under each of these approaches, a U.S. Shareholder’s realized income and gain (if any) would be calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally would be allowed to recognize a taxable loss (if the repurchase proceeds are less than the U.S. Shareholder’s adjusted tax basis in the Shares tendered and repurchased).
Sale or Exchange Treatment.
In general, the tender and repurchase of the Fund’s Shares should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

•	results in a “complete termination” of such U.S. Shareholder’s ownership of Shares in the Fund;

•	results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or

•	is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.
In applying each of the tests described above, a U.S. Shareholder must take account of Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders are urged to consult their tax advisors regarding the application of the constructive ownership rules to their particular circumstances.
A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. Shareholder owns none of the Fund’s Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not actually own any of the Fund’s Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution are urged to consult their tax advisors.
A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.
A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. Shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. Shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.
Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. Shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.
If a U.S. Shareholder satisfies any of the tests described above, the U.S. Shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. Shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. Shareholders. However, if a U.S. Shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.
Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a
61-day
period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.
Distribution Treatment
If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free
return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. Shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable
return of investment to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. Shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. Shareholder’s remaining Shares. The tax treatment of any amount treated as a dividend is described above under “Taxation of Distributions.”
If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. Shareholder rather than as an exchange, the other shareholders, including any non-tendering
shareholders, could be deemed to have received a taxable stock distribution if such shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.
Disclosure of Certain Recognized Losses
Under applicable Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to shares in excess of $2 million or more for a non-corporate,
individual U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. Shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement.
Net Investment Income Tax
An additional 3.8% surtax applies to the net investment income of non-corporate
U.S. Shareholders (other than certain trusts) on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of Shares (in each case, unless the Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.
Taxation of
Tax-Exempt
Shareholders
A U.S. Shareholder that is a
tax-exempt
organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation if the shareholder is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt
U.S. Shareholder of the activities the Fund proposes to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a tax-exempt
U.S. Shareholder generally should not be subject to U.S. taxation solely as a result of the shareholder’s ownership of shares and receipt of dividends with respect to such shares. Moreover, under current law, if the Fund incurs indebtedness, such indebtedness generally will not be attributed to a tax-exempt
U.S. Shareholder. Notwithstanding the foregoing, a
tax-exempt
shareholder could realize UBTI by virtue of its investment in shares of the Fund if the tax-exempt
shareholder borrows to acquire its shares. A
tax-exempt
shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
Tax Shelter Reporting Regulations
Under U.S. Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares of the Fund in excess of $2 million or more for a non-corporate
U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year, such shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders are urged to consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Taxation of
Non-U.S.
Shareholders
The following discussion only applies to certain
Non-U.S.
Shareholders. Whether an investment in the shares is appropriate for a
Non-U.S.
Shareholder will depend upon that person’s particular circumstances. An investment in the shares by a
Non-U.S.
Shareholder may have adverse tax consequences.
Non-U.S.
Shareholders are urged to consult their tax advisers before investing in the Fund’s Shares.
Distributions on Our Common Stock; Sales or Other Dispositions of Our Common Stock
Whether an investment in the Shares is appropriate for a
Non-U.S.
Shareholder will depend upon that person’s particular circumstances. An investment in the shares by a
Non-U.S.
Shareholder may have adverse tax consequences.
Non-U.S.
Shareholders are urged to consult their tax advisers before investing in the Shares. The following discussion does not apply to
Non-U.S.
Shareholders that are engaged in a U.S. trade or business or hold their shares in connection with a U.S. trade or business. Such
Non-U.S.
Shareholders are urged to consult their tax advisers to determine the consequences to them of investing in our Shares.

Distributions of the Fund’s “investment company taxable income” to
Non-U.S.
Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to
Non-U.S.
Shareholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. No withholding is required with respect to certain distributions if (i) the distributions are properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided as to whether any of the Fund’s distributions will be reported as eligible for this exemption. If the distributions are effectively connected with a U.S. trade or business of the
Non-U.S.
Shareholder, the Fund will not be required to withhold U.S. federal tax if the
Non-U.S.
Shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a
Non-U.S.
Shareholder that is a foreign trust, and to a foreign partnership and such entities are urged to consult their tax advisors.)
Actual or deemed distributions of the Fund’s net capital gains to a
Non-U.S.
Shareholder, and gains realized by a
Non-U.S.
Shareholder upon the sale of the Fund’s Shares, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the
Non-U.S.
Shareholder (and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the
Non-U.S.
Shareholder in the United States), in which case such distributions or gains generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons or (b) the
Non-U.S.
Shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied, in which case the distributions or gains, as the case may be, generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), although the distributions or gains may be offset by U.S. source capital losses, if any, of the
non-U.S.
Shareholder provided such holder has timely filed U.S. federal income tax returns with respect to such losses.
Under the Fund’s DRIP, if a
Non-U.S.
Shareholder owns the Fund’s Shares registered in its own name, the
Non-U.S.
Shareholder will have all cash distributions automatically reinvested in additional shares of the Fund’s common stock unless the
Non-U.S.
Shareholder opts out of the DRIP. See “Dividend Reinvestment Plan.” If the distribution is a distribution of the Fund’s investment company taxable income, is not reported by the Fund as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the
Non-U.S.
Shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the
Non-U.S.
Shareholder), the amount distributed (to the extent of the Fund’s current or accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax
amount will be reinvested in the Fund’s Shares.
Non-U.S.
Shareholders who have not
“opted-out”
of the Fund’s DRIP will have their cash dividends and distributions automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to
Non-U.S.
Shareholders. A
Non-U.S.
Shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the
Non-U.S.
Shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above NAV, in which case, the
Non-U.S.
Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the
Non-U.S.
Shareholder’s account. The tax consequences to
Non-U.S.
Shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein.
Non-U.S.
Shareholders are urged to consult their tax advisors with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.
If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a
Non-U.S.
Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the
Non-U.S.
Shareholder must obtain a U.S. taxpayer identification number and file a refund claim even if the
Non-U.S.
Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate
Non-U.S.
Shareholder, distributions (both actual and deemed), and gains realized upon the sale of the Fund’s Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be advisable for a
Non-U.S.
Shareholder.
A
Non-U.S.
Shareholder who participates in a repurchase of Shares will, depending on such
Non-U.S.
Shareholder’s particular circumstances be treated as either recognizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares.
Non-U.S.
Shareholders participating in a repurchase of Shares should review the disclosure under “Taxation of U.S. Shareholders – Income from Repurchase of Shares” for information regarding the characterization of any proceeds received on a repurchase of Shares.
The Fund must generally report to its
Non-U.S.
Shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the
Non-U.S.
Shareholder’s conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the
Non-U.S.
Shareholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate. Backup withholding, however, generally will not apply to distributions to a
Non-U.S.
Shareholder of the Fund’s Shares, provided the
Non-U.S.
Shareholder furnishes to the Fund the required certification as to its
non-U.S.
status, such as by providing a valid IRS Form
W-8BEN,
IRS Form
W-8BEN-E,
or IRS Form
W-8ECI,
or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a
Non-U.S.
Shareholder’s federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.
Non-U.S.
Shareholders are urged to consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Foreign Account Tax Compliance Act
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any related laws or regulations implementing such IGA. The types of income subject to the tax include U.S. source interest and dividends. The IRS has issued proposed regulations that, when finalized, will eliminate the 30% withholding tax on gross proceeds from the sale, exchange or other disposition of any stock. Such proposed regulations state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and certain transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to a foreign entity that is not a financial institution unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their shares of the Fund’s Shares, beneficial owners could be subject to this 30% withholding tax with respect to distributions on their shares of the Fund’s Shares and potentially proceeds from the sale of their shares of the Fund’s Shares. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.
Information Reporting and Backup Withholding
The Fund may be required to withhold U.S. federal income tax (“backup withholding”) currently at a rate of 24% from all distributions to certain U.S. Shareholders (i) who fail to furnish the Fund with a correct taxpayer identification number or a certificate that such Shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such Shareholder furnished an incorrect taxpayer identification number or failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect and is subject to backup withholding. An individual’s taxpayer identification number is his or her social security number. Certain

U.S. Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s federal income tax liability, and may entitle such Shareholder to a refund, provided that proper information is provided to the IRS.
Other Taxation
Shareholders may be subject to state, local and foreign taxes on their distributions from the Shares. Shareholders are urged to consult tax advisors with respect to the particular tax consequences to them of an investment in the Shares.
ALL SHAREHOLDERS ARE URGED TO CONSULT TAX ADVISERS WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL AND
NON-U.S.
TAX CONSEQUENCES, OF AN INVESTMENT IN THE FUND’S SHARES.
DISTRIBUTIONS
The Fund intends to elect to be treated and to qualify each year as a RIC and intends to distribute at least 90% of its investment company taxable income (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses), if any, earned during the year to its Shareholders on an annual basis. Distributions may also include net capital gains, if any.
Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to shareholders as ordinary income. Any long-term capital gains distributions a shareholder receives from the Fund are taxable as long-term capital gain.
Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Code. In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. However, there can be no assurance that the Fund will be able to pay distributions at a specific rate or at all. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of a shareholder’s investment in Shares.
Each year an annual statement (IRS Form
1099-DIV)
will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser.
At the time you purchase your Fund Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
See “
Material U.S. Federal Income Tax Considerations
” above for more information.
Dividend Reinvestment Plan
The Fund will operate under a DRIP administered by UMB Fund Services, Inc., the DRIP Agent. Pursuant to the DRIP, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, will be reinvested in the same class of Shares of the Fund.
Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the DRIP on behalf of such participating shareholder. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to the DRIP Agent. Such written instructions must be received by the DRIP Agent at least 30 days prior to the record date of the distribution or the shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to shareholders are reinvested in full and fractional Shares as described below.
When the Fund declares a distribution, the DRIP Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share.
The DRIP Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The DRIP Agent will hold shares in the account of the shareholders in non-certificated
form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the DRIP.
In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRIP, the DRIP Agent will administer the DRIP on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the DRIP.
Neither the DRIP Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The Fund reserves the right to suspend or limit at any time the ability of investors to reinvest distributions, and to require investors to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund may determine to do so if, for example, the amount being reinvested by investors exceeds the available investment opportunities that the Fund’s investment adviser considers suitable for the Fund.
The Fund may elect to make
non-cash
distributions to shareholders. Such distributions are not subject to the DRIP, and all shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Tax Aspects.”
The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the dividend reinvestment plan to include a service charge payable by the participants.
All correspondence concerning the DRIP should be directed to the shareholder’s financial intermediary or investment platform (if applicable). Certain transactions can be performed by calling an Alger Fund representative at (800)
992-3863,
Monday through Friday between 9:00 A.M. and 5:00 P.M., Eastern Time.
ERISA CONSIDERATIONS
Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Manager will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a shareholder, solely as a result of the ERISA Plan’s investment in the Fund.
The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.
FISCAL YEAR; REPORTS
For accounting purposes, the Fund’s fiscal year and tax year end on March 31. As soon as practicable after the end of each calendar year, a statement on Form
1099-DIV
identifying the sources of the distributions paid by the Fund to shareholders for tax purposes will be furnished to shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, located at 30 Rockefeller Plaza, New York, NY 10112, is the Fund’s independent registered public accounting firm and audits the Fund’s financial statements and performs other audit related services.
LEGAL COUNSEL
Kirkland & Ellis LLP, 601 Lexington Avenue, New York, NY 10022, serves as legal counsel to the Fund. No attorney-client relationship exists, however, between Kirkland & Ellis LLP and any other person solely by reason of such other person investing in the Fund.

Investors should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, investors should not rely upon such information or representations. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell to, or a solicitation of an offer to buy from, any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. Investors should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

ALGER NEXT GEN GROWTH FUND
Class A Shares
Class Z Shares
SHARES OF BENEFICIAL INTEREST

PROSPECTUS

[
●
], 2026

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 23, 2026

ALGER NEXT GEN GROWTH FUND

Class A Shares

Class Z Shares

SHARES OF BENEFICIAL INTEREST

Statement of Additional Information

[●], 2026

ALGER NEXT GEN GROWTH FUND (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund has no operating history. The Fund’s investment objective is to seek long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

This Statement of Additional Information (this “SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus. This SAI should be read in conjunction with the Prospectus which is dated [●]. A copy of the Prospectus may be obtained upon request and without charge by writing to the Fund at Fred Alger Management, LLC (“FAM” or the “Manager”), 100 Pearl Street, 27th Floor, New York, NY 10004 or by calling toll-free (800) 992-3863 or by accessing the Fund’s website at www.alger.com. The information on the website is not incorporated by reference into this SAI and investors should not consider it a part of this SAI. The Prospectus, other material incorporated by reference into this SAI, and other information about the Fund, is also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

GENERAL DESCRIPTION OF THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company which operates as an “interval fund.” Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike some closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Fund’s shares of beneficial interest (“Shares”) for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to shareholders, the Fund is structured as an “interval fund” and conducts quarterly repurchase offers for a limited amount of the Fund’s Shares (expected to be 5% of the Fund’s Shares outstanding). The Fund is classified as a non-diversified management investment company under the 1940 Act, and, as a result, is not required to meet certain diversification requirements under the 1940 Act. The Fund was organized as a Delaware statutory trust on September 10, 2025.

INVESTMENT OBJECTIVES, POLICIES, AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the headings “Summary of Principal Terms-Principal Risks” and “Types of Investments and Related Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

In the event that the securities in which the Fund invests are not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for certain of the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

The Manager integrates AI into its operations, including its investment process, through the use of certain third-party vendors and large language model platforms. Specifically, the Manager may utilize large language model platforms to perform research or provide assistance with other tasks. Additionally, the Manager utilizes vendors that use AI in their business operations, including analytical, technological or computational function, algorithm model, correlation matrices, or similar methods or processes that optimizes for, predicts, guides, forecasts, or directs business-

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related behaviors or outcomes. Such information is then incorporated by the Manager into its investment, sales or administrative processes.

If the content and analyses that AI applications assist the Manager in producing are or are alleged to be deficient, inaccurate, or biased, the Fund may be adversely affected. Additionally, AI tools used by the Manager may produce inaccurate, misleading or incomplete responses that could lead to errors in the Manager’s decision-making, portfolio management or other business activities, which could have a negative impact on the Fund’s performance. Legal and regulatory changes, particularly related to information privacy and data protection, may have an impact on AI, and may additionally impact the Fund. AI tools and technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is not possible to predict the full extent of future applications or regulations and the associated risks to a Fund.

Unforeseen Market Events

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, trade disputes and changes in trade regulations, civil unrest, recessions, or other events may significantly affect the economy and the markets and issuers in which the Fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others and exacerbate other preexisting political, social, and economic risks. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country, as well as relationships between countries, will adversely affect markets or issuers in other regions or countries.

These types of events may also cause widespread fear and uncertainty and result in, among other things: quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations, supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; and reductions in consumer demand and economic output. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the Fund, the Manager, and the Fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operational systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.

In addition, global climate change may have an adverse effect on the value of securities and other assets. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Leverage

The Fund may use leverage to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets (or in the case of the issuance of preferred shares, 50% of total assets), including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund may also use leverage generated by reverse repurchase agreements, dollar rolls and similar transactions. The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Manager’s

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views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage will cause the Fund’s net asset value (“NAV”) to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does use leverage, what percentage of its assets such leverage will represent.

Derivative Transactions

General

The Fund may invest in, or enter into, derivatives for a variety of reasons in accordance with its fundamental investment restrictions and investment strategies, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Fund may use include, but are not limited to options contracts, futures contracts, options on futures contracts and swaps. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. The Manager, however, may decide not to employ some or all of these strategies for the Fund and there is no assurance that any derivatives strategy used by the Fund will succeed.

Regulation of Derivatives

Rule 18f-4 (“Rule 18f-4”) under the 1940 Act regulates the use by registered investment companies of derivatives transactions. Under Rule 18f-4, derivatives transactions include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm commitments) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed Settlement Securities Provision”). Rule 18f-4 requires, among other things, that certain entities adopt a derivatives risk management program, appoint a derivatives risk manager, comply with limitations on leverage-related risk based on a “value-at-risk” test and update reporting and disclosure procedures. Rule 18f-4 excepts from some of the requirements, including establishing a derivatives risk management program and calculating value-at-risk, a “limited derivatives user,” which is any fund whose derivatives exposure is limited to 10% of its net assets and which has adopted policies and procedures designed to manage derivatives risks. The Fund anticipates that it will qualify as a limited derivatives user under Rule 18f-4.

The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”) or (ii) markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Manager has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

OTC derivatives dealers are now required to register with the CFTC as “swap dealers” and with the SEC as “security-based swap dealers.” Registered swap dealers are subject to various regulatory requirements, including, but not limited to, margin, recordkeeping, reporting, transparency, position limits, limitations on conflicts of interest, business conduct standards, minimum capital requirements and other regulatory requirements.

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OTC derivatives trades submitted for clearing are subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as margin requirements mandated by the CFTC, SEC and/or federal prudential regulators. In addition, futures commission merchants (“FCMs”), who act as clearing members on behalf of customers for cleared OTC derivatives and futures contracts, also have discretion to increase the Fund’s margin requirements for these transactions beyond any regulatory and clearinghouse minimums subject to any restrictions on such discretion in the documentation between the FCM and the customer. These regulatory requirements may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions, potentially rendering certain investment strategies impossible or not economically feasible. If the Fund decides to execute and clear cleared OTC derivatives and/or futures contracts through execution facilities, exchanges or clearinghouses, either indirectly through an executing broker, clearing member FCM or as a direct member, the Fund would be required to comply with the rules of the execution facility, exchange or clearinghouse and other applicable law.

With respect to cleared OTC derivatives and futures contracts and options on futures, the Fund will not face a clearinghouse directly but rather will do so through a FCM that is registered with the CFTC and/or SEC and that acts as a clearing member. The Fund may face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse simultaneously with a customer’s failure to meet its obligations to the clearing member. Clearing member FCMs are required to post initial margin to the clearinghouses through which they clear their customers’ cleared OTC derivatives and futures contracts, instead of using such initial margin in their businesses, as was widely permitted before the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”). While an FCM may require its customer to post initial margin in excess of clearinghouse requirements, and certain clearinghouses may share a portion of their earnings on initial margin with their clearing members, some portion of the initial margin that is passed through to the clearinghouse does not generate earnings for the FCM. The inability of FCMs to earn the same levels of returns on initial margin for cleared OTC derivatives as they could earn with respect to non-cleared OTC derivatives may cause FCMs to charge higher fees, or provide less favorable pricing on cleared OTC derivatives than swap dealers will provide for non-cleared OTC derivatives. Furthermore, customers, including the Fund, are subject to additional fees payable to FCMs with respect to cleared OTC derivatives, which may raise the cost the Fund of clearing as compared to trading non-cleared OTC derivatives bilaterally.

The CFTC and the U.S. commodities exchanges impose limits on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on U.S. commodities exchanges. For example, the CFTC has historically imposed speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. The Fund could be required to liquidate positions it holds in order to comply with position limits or may not be able to fully implement trading instructions generated by its trading models, in order to comply with position limits. Any such liquidation or limited implementation could result in substantial costs to the Fund.

New regulations and the resulting increased costs and regulatory oversight requirements may result in market participants being required or deciding to limit their trading activities, which could lead to decreased market liquidity and increased market volatility. In addition, transaction costs incurred by market participants are likely to be higher due to the increased costs of compliance with the new regulations. These consequences could adversely affect the Fund’s returns.

Risks of Derivative Transactions

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund were unable to liquidate its

4

position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Short Sales

The Fund may sell securities “short against the box.” While a short sale is the sale of a security the Fund does not own, it is “against the box” if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

Additionally, the Fund may enter into short sales that are not “against the box.” Short sales that are not “against the box” are also known as naked short sales, meaning the Fund does not own the securities against which the short sale was entered, exposing the Fund to unlimited risk. In order to engage in a short sale, the Fund arranges with a broker to borrow the security being sold short. The Fund must deposit collateral, consisting of cash or marketable securities, with the broker to secure the Fund’s obligation to replace the security. In addition, the Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than these costs.

Regulatory authorities may from time to time impose restrictions that adversely affect the ability to borrow certain securities in connection with short sale transactions. Regulations imposed by the SEC, and the potential for further interventions by the SEC or other regulators, may discourage or impede short selling practices due to the increased economic, regulatory, compliance and disclosure obligations or risks that they present. In accordance with Rule 18f-4, the Fund considers short sales to be derivatives.

Reverse Repurchase Agreements

Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Fund would assume the role of seller/borrower in the transaction. The Fund will invest the proceeds in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund’s use of reverse repurchase agreements is governed in accordance with the requirements of Rule 18f-4.

Options

The Fund may purchase put and call options and write (i.e., sell) put and call options on individual securities, baskets of securities, securities indexes, or particular measurements of value or rates, such as an index of the price of treasury securities or an index representative of short-term interest rates to increase gains or to hedge against the risk of unfavorable price movements. The Fund may make such investments on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but are subject to greater credit risk. OTC options also involve greater illiquidity risk.

The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. The Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying

5

security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

The Fund may write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A call option written by the Fund on a security is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account.

The Fund may also write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with preferred and debt securities that lack sufficient liquidity, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference.

The Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, when such put options are covered. A put option is “covered” if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Fund may also write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited cash collateral equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

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An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise covered the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Manager is satisfied with the development, depth and liquidity of the market and the Manager believes the options can be closed out.

Price movements in the Fund’s securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of the Manager to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Manager might be forced to liquidate Fund securities to meet settlement obligations.

Although the Manager will attempt to take appropriate measures to minimize the risks relating to any trading by the Fund in put and call options, there can be no assurance that the Fund will succeed in any option trading program it undertakes.

Futures

The Fund may enter into futures contracts on stock indexes and purchase and sell call and put options on these futures contracts. These practices are deemed to be speculative and may cause the net asset value of the Fund to be more volatile than the net asset value of a fund that does not engage in these activities.

A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund’s net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular

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time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the fund to substantial losses.

Successful use of futures by the Fund also is subject to the Manager’s ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, the Fund may use index futures as a substitute for a comparable market position in the underlying securities.

If the Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation will increase as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such “over hedging” or “under hedging” may adversely affect the Fund’s net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price during the term of the option. The Fund would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in the Fund’s securities which were the subject of the hedge. In addition, any purchase by the Fund of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

The Fund’s use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC (see “Regulation of Derivatives” above) and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management

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purposes. Typically, maintaining a futures contract or selling an option thereon will require the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Foreign Currency Transactions

The Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes. The currency exposure of the Fund’s portfolio typically will be unhedged to the U.S. dollar.

Foreign currency transactions may involve, for example, the Fund’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. The Fund’s success in these transactions may depend on the ability of the Manager to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

Swap Transactions

The Fund may engage in swap transactions, including currency swaps (discussed above under “Foreign Currency Transactions”), index swaps and total return swaps. The Fund may enter into swaps for both hedging purposes and to seek to increase total return. The Fund also may enter into options on swap agreements, sometimes called “swaptions.”

Swap agreements are two-party OTC contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of swaps or securities representing a particular index. The “notional amount” of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Most swap agreements entered into by the Fund are cash settled and calculate the obligations of the parties to the agreement on a “net basis.” Thus, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions

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held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

Total Return Swaps: In a total return or “equity” swap agreement, one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying reference asset of a total return swap may include an individual security, a basket of securities, an equity index, loans or bonds. Total return swaps on an individual security, basket of securities or securities indices may sometimes be referred to as “contracts for difference.” Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Upon entering into a total return swap, the Fund is required to deposit initial margin but the parties do not exchange the notional amount. As a result, total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the notional amount of the swap.

Options on Swaps (“Swaptions”): A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

With respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations.

The use of swap agreements is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of applicable market factors, or a counterparty defaults, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. In addition, it is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The Fund will enter into swap agreements only when the Manager believe it would be in the best interests of the Fund to do so and the Fund is operationally able to do so. In addition, the Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines).

Firm Commitment Agreements and When-Issued Purchases

Firm commitment agreements and “when-issued” purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When the Fund purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. Rule 18f-4 permits the Fund to enter into firm commitment agreements and when-issued purchases, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the transaction meets the Delayed-Settlement Securities Provision. If a firm commitment agreement or when-issued purchase does not satisfy the Delayed-Settlement Securities Provision, it will be treated as a derivative transaction under Rule 18f-4.

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Combined Transactions

The Fund may enter into multiple derivatives transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, swaps, structured notes and any combination of futures, options, swaps, currency and interest rate transactions (“component transactions”), to the extent permissible under its fundamental investment restrictions, instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments

The Fund may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments that are not presently contemplated for use or that are not currently available, but which may be developed, to the extent such investments are considered suitable for the Fund by the Manager.

Foreign Securities

Foreign securities are securities issued by companies generally defined by a third party, or in certain circumstances by a portfolio manager, (i) that are organized under the laws of a foreign country; (ii) whose securities are primarily listed in a foreign country; or (iii) that have a majority of their assets, or derive more than 50% of their revenue or profits from business, investments, or sales, outside the United States. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

Investing in Europe

Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the “EU”), create risks for investing in the EU. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit, and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

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For example, Russia launched a large-scale invasion of Ukraine in February 2022, significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions imposed and other punitive action taken and resulting future market disruptions in Europe and globally are impossible to predict, but could be significant and have a severe adverse effect on Russia and Europe in general, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. This conflict may expand and military attacks could occur elsewhere in Europe. The potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and relative liquidity of the Fund’s investments.

It is not possible to ascertain the precise impact these events may have on the Fund or its investments from an economic, financial, tax or regulatory perspective but any such impact could have material consequences for the Fund and its investments. Whether or not the Fund invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investment.

Emerging Markets Investments

The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. A country with an emerging capital market is any country that is (i) generally recognized to be an emerging market country by the international financial community, such as the International Finance Corporation, or determined by the World Bank to have a low, middle or middle upper income economy; (ii) classified by the United Nations or its authorities to be developing; and/or (iii) included in a broad-based index that is generally representative of emerging markets. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in market illiquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing

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and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid than, and more volatile than, those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer, or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries’ currencies may not be internationally traded. Certain of these currencies have experienced volatility relative to the U.S. dollar. If the Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s net asset value will be adversely affected. If the Fund hedges the U.S. dollar value of securities it owns denominated in currencies that increase in value, the Fund will not benefit from the hedge it purchased, and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Risks of Investing in China and Hong Kong

In addition to the risks of investing in emerging markets discussed above, investing in securities listed and traded in the People’s Republic of China (“China” or the “PRC”) involves other specific risks. Such risks may include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty; (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia’s other low-cost emerging economies; (v) currency exchange rate fluctuations; (vi) higher rates of inflation; (vii) controls on foreign investment and limitations on repatriation of invested capital; (viii) greater governmental involvement in and control over the economy; (ix) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (x) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (xi) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (xii) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (xiii) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (xiv) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (xv) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (xvi) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (xvii) the risk that, because of the degree of interconnectivity between the economies and financial markets of China and Hong Kong, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economy and financial market of Hong Kong as well; and (xviii) the risk that certain companies in China may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism.

The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government’s actions in this respect may not be transparent or predictable. As a result, the value of Renminbi (“RMB”), and the value of securities designed to provide exposure to RMB, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. Major remaining barriers to foreign investment include opaque and inconsistently enforced laws and regulations and the lack of a rules-based legal infrastructure. These and other factors may decrease the value and liquidity of the Fund’s investments, and therefore

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the value and liquidity of an investment in the Fund. These and other factors could have a negative impact on the Fund’s performance.

The laws, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of the Fund’s portfolio. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without compensation. There can be no assurance that the Chinese government will not take similar actions in the future.

Over the past few decades, China loosened some of its controls with respect to foreign investment to permit private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth. However, there is no guarantee that the Chinese government will continue its current economic reforms or that the growth of the Chinese economy will be sustained in the future. Economic growth in China has historically been accompanied by periods of high inflation. If measures adopted by the Chinese government to counter inflation do not succeed, and if inflation were to worsen, the Chinese economy could be adversely affected.

The Chinese government continues to be an active participant in many economic sectors through ownership positions in Chinese companies and other forms of regulation. Certain government policies may result in the preferential treatment of particular sectors or companies and may have a significant effect on the Chinese economy. Exports and trade are integral to the Chinese economy. As a result, adverse changes to the economic conditions of China’s primary trading partners, such as the United States, Japan and South Korea, could adversely impact the Chinese economy.

The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by the PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of the PRC tax rules could have a significant adverse effect on the Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practices and those prepared in accordance with international accounting standards.

China operates under a civil law system, in which court precedent is not binding. The law is controlled exclusively through written statutes. Because there is no binding precedent to interpret existing statutes, there is also uncertainty regarding the implementation of existing law.

Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the PRC under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong’s semi-autonomous liberal political, economic, legal and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy.

Risk of Investing through Stock Connect

China A-shares are equity securities of companies domiciled in China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted

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under regulations in the PRC known as the Qualified Foreign Institutional Investor and Renminbi Qualified Foreign Institutional Investor systems.

Investment in eligible A-shares listed and traded on the SSE or SZSE is also permitted through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program, as applicable (each, a “Stock Connect” and collectively, “Stock Connects”). Each Stock Connect is a securities trading and clearing links program established by The Stock Exchange of Hong Kong Limited (“SEHK”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE or SZSE, as applicable, and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local securities brokers. Under Stock Connects, the Fund’s trading of eligible A-shares listed on the SSE or SZSE, as applicable, would be effectuated through its Hong Kong broker and a securities trading service company established by SEHK.

Stock Connects are subject to daily quota limitations which may restrict the Fund’s ability to invest in A-shares through the program on a timely basis. Investment quotas are also subject to change. Investment in eligible A-shares through a Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to the Fund. A-shares purchased through Stock Connects generally may not be sold or otherwise transferred other than through Stock Connects in accordance with applicable rules. In addition, Stock Connects will only operate on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-shares through a Stock Connect may subject the Fund to a risk of price fluctuations on days when the Chinese market is open, but a Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, since all trades of eligible A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect the Fund’s investments. If the Fund holds a class of shares denominated in a local currency other than RMB, the Fund will be exposed to currency exchange risk if the Fund converts the local currency into RMB for investments in A-shares. The Fund may also incur conversion costs.

A-shares held through the nominee structure under a Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of the Fund as the beneficial owner of stocks listed on the SSE market (“SSE Securities”) or SZSE market (“SZSE Securities”) through HKSCC as nominee is not well defined under the PRC laws. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under the PRC laws and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of the Fund under the PRC laws is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of the Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to HKSCC through participants of CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE- or SZSE-listed company.

Market participants are able to participate in Stock Connects subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connects requires routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of SEHK and exchange participants. There is no assurance that the systems of SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connects could be disrupted.

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The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016 are both in their initial stages. There is no certainty as to how the current regulations will be applied or interpreted going forward, and new or revised regulations may be issued from time to time by the regulators and stock exchanges in China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connects. In addition, there can be no assurance that Stock Connect will not be discontinued. The Fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly and issues may arise from the differences on an on-going basis. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connects could be disrupted and the Fund’s ability to achieve its investment objective may be adversely affected. In addition, the Fund’s investments in A-shares through Stock Connects are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares through Stock Connects, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

A-shares may only be bought from, or sold to, the Fund at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for the Fund. The SSE and SZSE currently apply a daily price limit, generally set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time.

Risks of Investing in India

In addition to the risks of investing in emerging markets discussed above, investing in securities listed and traded in India involves other specific risks.

India is an emerging market and exhibits significantly greater market volatility from time to time in comparison to more developed markets. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets may result in higher potential for losses. Moreover, governmental actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of the Fund’s investments. The securities markets in India are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership of Indian securities, which may decrease the liquidity of the Fund’s portfolio and result in extreme volatility in the prices of Indian securities. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as compared to the United States, may increase the Fund’s risk of loss. Further, certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the RBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Fund can make investments in the securities of Indian companies.

Depositary Receipts

The Fund may also invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States. These securities may be sponsored or unsponsored.

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For ADRs and GDRs, the depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs and GDRs are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the ADRs and GDRs (such as dividend payment fees of the depository), although most sponsored ADRs and GDRs agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Foreign Debt Securities

The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries’ fixed-income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Convertible Securities

The Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock

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of the same issuers. Declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers’ payment obligations.

Lending of Fund Securities

The Fund may lend securities to brokers, dealers and other financial organizations. The Fund will not lend securities to FAM or its affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees of the Fund (the “Board”) must terminate the loan and regain the right to vote the securities.

The Fund bears a risk of loss in the event that the other party to a securities loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

Repurchase Agreements

Under the terms of a repurchase agreement, the Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund’s holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. The Manager reviews the creditworthiness of those banks, dealers and clearing corporations with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Securities of Other Investment Companies

The Fund may invest in the securities of other investment companies, foreign or domestic, including those advised by the Manager. As a result, the Fund will indirectly be exposed to the risks of an investment in the underlying funds. Shares of other funds have many of the same risks as direct investments in common stocks or bonds. In addition, the value of the Fund’s shares is expected to rise and fall as the value of the underlying investment rises and falls. The market value of such funds’ shares may differ from the NAV of the particular fund. As a shareholder in a fund, the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders will be absorbing additional fees with respect to investments in other funds. To the extent that the Fund invests in affiliated underlying funds, the Manager has agreed to waive a portion of its management fee payable by the Fund in an amount

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equal to the management fee it earns as an investment adviser to the any affiliated underlying fund in which the Fund invests.

Privately Placed Securities

A private placement is an offering of a company’s securities that is not registered with the SEC and is not offered to the public. The issuers of privately placed securities are not typically subject to the same oversight and regulatory requirements, including disclosure and other investor protection requirements, to which public issuers are subject, and there may be very little public information available about the issuers and their performance. The sale or transfer of privately placed securities may be limited or prohibited by contract or law and such investments are generally considered to be illiquid. Privately placed securities are generally fair valued as they are not traded frequently. A Fund may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the Fund to be less liquid. As a result, investments in private placements can result in substantial or complete losses.

Temporary Defensive Position

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can buy:

•	high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;
•	commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);
•	short-term debt obligations of corporate issuers, certificates of deposit and bankers’ acceptances of domestic and foreign banks and savings and loan associations; and
•	repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly and are not generally subject to significant fluctuations in principal value, and their value will be less subject to interest rate fluctuation than longer-term debt securities.

Certain money market funds must impose a mandatory liquidity fee on redemptions if daily net redemptions exceed 5% of their net assets and certain money market funds may impose a discretionary liquidity fee of up to 2% on redemptions if that fee is determined to be in the best interests of the money market fund. The amount of any mandatory liquidity fee imposed by a money market fund is required to represent a good faith estimate of the costs of liquidating a pro rata portion of each of the money market fund’s portfolio holdings to meet the redemptions, or 1% of the value of the shares redeemed if such an amount cannot be estimated. Such fees, if imposed, will reduce the amount the Fund receives on redemptions.

Cyber Security

With the increasing use of the internet and technology in connection with Fund operations, the Fund and its service providers are susceptible to greater operational and information security risks through breaches of cyber security. Cyber security breaches include stealing or corrupting data maintained online or digitally, “denial of service” attacks on websites, the unauthorized monitoring, misuse, loss, destruction or corruption of confidential information, unauthorized access to systems, compromises to networks or devices that the Fund and its service providers use to service Fund operations, and operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber security breaches affecting the Fund or any of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in financial losses or the inability of Fund shareholders to transact business. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for

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cyber security risk management programs designed to mitigate or prevent the risk of cyber security breaches. Such costs may be ongoing because threats of cyber attacks are constantly evolving. Issuers of securities in which the Fund invests are also subject to similar cyber security risks, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such companies to lose value. There can be no assurance that the Fund or its service providers, or the issuers of the securities in which the Fund invests, will not suffer losses relating to cyber security breaches in the future. In addition, the Fund has no control over the cybersecurity protections established by its service providers or third-party vendors. Despite reasonable precautions, the risk remains that such incidents could occur, and that such incidents could cause damage to individual investors due to the risk of exposing confidential personal data about investors to unintended parties. Increased geopolitical tensions may increase the risk of cyber attacks.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 7 below have been adopted by the Fund as fundamental policies. Under the 1940 Act, a “fundamental” policy may not be changed without the vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at the Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares. The Fund’s investment objective is a non-fundamental policy, which may be changed by the Board at any time. Under these restrictions, except as noted below, the Fund may not:

1.	Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

2.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.	Purchase or sell real estate, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

5.	Engage in the business of underwriting securities issued by others, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

6.

Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

7.

Purchase any security, if, as a result of that purchase, the Fund would be concentrated in securities of issuers having their principal business activities in the same industry or group of industries, except the Fund will concentrate in securities of issuers having their principal business activities in groups of industries in the information technology sector. This concentration limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

For purposes of Investment Restriction No. 7, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in Investment Restriction No. 7 will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: the purchase of government securities, domestic bank deposit instruments, or tax-exempt securities issued by governments or their political subdivisions (excluding private activity municipal debt securities), or as otherwise permitted by the SEC. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. With respect to the Fund’s industry classifications, the Fund currently utilizes the classifications of any one or more third party sources and/or as defined by Fund

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management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

Additionally, for purposes of Investment Restriction No. 7, the percentage limitation applies at the time of purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund’s assets will not constitute a violation of the restriction.

In addition, the Fund has adopted the following fundamental policies with respect to repurchase offers that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act) and, if issued, preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class:

1.

The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for at least 5% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements.

2.

Each repurchase request deadline will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to Shareholders of the repurchase offer.

3.	Each repurchase pricing shall occur no later than the 14th calendar day after the repurchase request deadline, or the next business day if the 14th calendar day is not a business day.

TRUSTEES AND OFFICERS OF THE FUND

Biographical Information Pertaining to Trustees

The following table presents certain information regarding the Trustees of the Fund.

Name (Year of Birth), and Address(1)	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Interested Trustee(2):

Hilary M. Alger (1961)	Trustee (since inception)	Non-profit Fundraising Consultant from 2015 to 2024, Schultz & Williams; Nonprofit Fundraising Consultant since 2014, Hilary Alger Consulting; Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Philadelphia Ballet; School Committee Member from 2017	35	Board of Directors, Alger Associates, Inc.

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		to 2023, Germantown Friends School; Trustee from 1995 to 2023, Target Margin Theater.

Independent Trustees:

Charles F. Baird, Jr. (1953)	Chair of the Board, Trustee (since inception)	Managing Partner of North Castle Partners (private equity securities group).	35

Jean Brownhill (1977)	Trustee (since inception)	CEO and Founder since 2011, Swee10 Inc (home renovation referral company).	35	Board Member, The New Home Company Inc.; Board Member, HELP USA.

Susan L. Moffet (1966)	Trustee (since inception)	Managing Director and Partner since 2014, and various other roles since 1993, Boston Consulting Group (“BCG”).	35	Board Member, Sequoia Parks Conservancy.

Jay C. Nadel (1958)	Trustee (since inception)	Consultant since 2004.	35

Chairman of the Board of Trustees, City National Rochdale Funds (5 funds); Trustee, The Advisors’ Inner Circle Fund III (56 funds), Symmetry Panoramic Trust (8 funds), Gallery Trust (4 funds), Wilshire Private Assets Master Fund, and Wilshire Private Assets Fund; Director, Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman), and Legal & General Commodity

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Strategy Fund Offshore Ltd.

Former Directorships: Trustee, Schroder Global Series Trust to 2021 (3 funds); Trustee, Schroder Series Trust to 2022 (2 funds); Wilshire Private Assets Tender Fund to 2024.

David Rosenberg (1962)	Trustee (since inception)	Associate Professor of Law since August 2000, and Director of Robert Zicklin Center for Corporate Integrity since 2012, Zicklin School of Business, Baruch College, City University of New York.	35

Nathan E. Saint-Amand M.D. (1938)	Trustee (since inception)	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	35

(1)	The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
(2)

Ms. Alger is an “interested person” (as defined in the 1940 Act) of the Fund by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger Management and its affiliates.

(3)

“Alger Fund Complex” refers to the Fund and the six other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other six registered investment companies in the Alger Fund Complex.

Experience, Qualifications and Skills of Trustees

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the skills, experience and judgment necessary to address the issues directors of investment companies confront in fulfilling their duties to fund shareholders. These skills include the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.

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Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., medicine or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Fund’s or the Manager’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

•

The following are among some of the specific experiences, qualifications, attributes or skills that each Trustee possesses (this supplements information provided in the table above), which the Board believes help the Trustees to exercise effective business judgment. Hilary M. Alger — In addition to her tenure as a Board member of all of the Alger Fund Complex funds (some since 2003), Ms. Alger has over 25 years experience in development for non- profit entities, and prior to that, worked as a securities analyst at Alger Management. Ms. Alger owns securities issued by, and serves on the Board of Directors of, Alger Associates.

•

Charles F. Baird, Jr. — In addition to his tenure as a Board member of all of the Alger Fund Complex funds (some since 2000), Chair of the Board of all of the Alger Fund Complex funds since January 2024, and his service as member and, since 2023, Chair of the Audit Committee of the Fund, Mr. Baird has over 35 years experience as a business entrepreneur, primarily focusing on private equity securities. His extensive experience in the investment business provides in-depth knowledge of industry practices and standards.

•

Jean Brownhill — Ms. Brownhill has over 20 years of leadership experience. As the founder and chief executive officer (“CEO”) of her company, Swee10, she led the development of a transformative marketplace in the construction industry, growing the platform from inception to managing nearly $3 billion in projects. Ms. Brownhill’s leadership focuses on integrating technology innovations and improving operational efficiencies, which have driven sustained, substantial growth. Additionally, she serves on public company, private company, and non-profit organization boards, applying her expertise in technology transformations and corporate governance to provide effective strategic oversights.

•

Susan L. Moffet — Ms. Moffet is an executive with over 20 years of operator, business strategy and deep functional experience. She brings strengths in building and scaling a tech organization at speed, building high performance teams, and driving organizational change. Ms. Moffet has broad experience in operations, financial planning, profit and loss oversight, talent strategy and risk management. She has had full accountability across the talent life cycle for BCG DV’s digital team including talent acquisition, compensation strategy and career development, as well as for assessing, purchasing and implementing technology and tools to support the business.

•

Jay C. Nadel — Mr. Nadel is a senior executive with a strong track record in overseeing and/or implementing process improvement and change management across a number of varied and diverse companies and industries. He has over 40 years of experience and knowledge of the financial services industry gained in a variety of leadership roles with an audit firm and various financial services firms. In addition, Mr. Nadel has served on numerous other fund and operating company boards.

•

David Rosenberg — In addition to his tenure as a Board member of all of the Alger Fund Complex funds since 2007, and his service on the Audit Committee of the Fund, Prof. Rosenberg has 20 years of experience as a professor of business law. He has written numerous law review articles on the fiduciary duties of corporate directors and other areas of corporate governance. Since 2012, Professor Rosenberg has served as the Director of the Robert Zicklin Center for Corporate Integrity at Baruch College. The Center is a forum for the discussion and exploration of ethical issues in finance and the broader business world.

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•

Nathan E. Saint-Amand, M.D. — In addition to his tenure as a Board member of all of the Alger Fund Complex funds (some since 1986), and his service on the Audit Committee of the Fund, Dr. Saint-Amand has been a medical doctor for over 45 years and has served on the boards of several non-profit entities.

Board Leadership Structure and Oversight

The Fund is governed by the Board which is responsible for protecting the interests of shareholders under Delaware law.

The 1940 Act requires that at least 40% of the Trust’s trustees be Independent Trustees and as such not be affiliated with the Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the Trust’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 86% of the Fund’s Trustees, including the Chair of the Board, are Independent Trustees. The Chair of the Board chairs Board meetings and executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel. The Board has determined that its leadership structure, in which the Chair of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager provides to the Fund and potential conflicts of interest that could arise from this relationship.

The Board has two standing committees: an Audit Committee and a Nominating Committee. The Audit Committee oversees (a) the Fund’s accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Fund’s financial statements and the independent audit thereof. The members of the Audit Committee are Charles F. Baird, Jr., Jay Nadel, David Rosenberg and Nathan E. Saint-Amand. The function of the Nominating Committee is, among other things, to select and nominate all candidates for election as Independent Trustees to the Board. The Nominating Committee, is composed of all the Independent Trustees.

While the Nominating Committee expects to be able to identify a sufficient number of qualified candidates on its own, it will consider nominations from shareholders that are submitted in writing to the Secretary of the Trust, c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, New York 10004. Any submission should include the following information as to each individual proposed for election or re-election as Trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” (as defined in the 1940 Act) of the Fund, and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in a solicitation of proxies for election of Trustees of a registered investment company in an election contest pursuant to Regulation 14A under the Securities Exchange Act (including such individual’s written consent to being named in a proxy statement as a nominee and to serving as a Trustee (if elected)). Any such submission must also be submitted by such date and contain such information as may be specified in the Fund By-laws. Risk oversight is part of the Board’s general oversight of the Fund. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Manager, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, liquidity risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s Chief Investment Officer (or a senior representative of his office) and portfolio management personnel, which include reports on the investment performance of the Fund.

The Board receives regular compliance reports prepared by the Fund and the Manager’s Chief Compliance Officer and meets regularly with the Chief Compliance Officer to discuss various compliance matters, including compliance risks. In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the Fund and the Manager’s Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Board. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact with the Fund independent registered public accounting firm and the Fund’s Principal Financial Officer.

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With respect to valuation risk, the Board oversees the Manager in its role as valuation designee and reviews periodic reporting addressing valuation matters with respect to the Fund, including the Manager’s annual assessment of the adequacy and effectiveness of its process for determining the fair value of the Fund’s portfolio securities. The Board also receives periodic presentations from senior personnel of the Manager regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas. The Board also may receive special reports or presentations on a variety of matters, either upon the Board’s request or upon the initiative of the Manager. The Board receives reports from counsel to the Fund or counsel to the Manager and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investment activities.

Trustee Share Ownership

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Alger Fund Complex overseen by the Trustee as of December 31, 2025, is set forth in the table below. The ranges are as follows: A = none; B = $1 — $10,000; C = $10,001 — $50,000; D = $50,001 — $100,000; E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities of Funds in the Alger Fund Complex Overseen by Trustee

Interested Trustee:

Hilary M. Alger	A	E

Independent Trustees:

Charles F. Baird, Jr.	A	E

Jean Brownhill	A	C

Susan L. Moffet	A	D

Jay C. Nadel	A	D

David Rosenberg	A	E

Nathan E. Saint-Amand	A	E

Compensation of Trustees

Each Independent Trustee receives a fee of $183,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending meetings. The Independent Trustee appointed as Chair of the Board receives an additional compensation of $27,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $10,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex. Certain Independent Trustees who are members of the Nominating and Governance Committee and perform certain tasks on behalf of the Committee receive $5,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex. The Trustees have adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of the funds in the Alger Fund Complex. The Fund currently does not offer any pension or retirement benefits to Trustees. The following table sets forth the compensation expected to be paid by the Fund, and the total compensation expected to be paid by all funds in the Alger Fund Complex, to the Independent Trustees during the fiscal year ending March 31, 2027. The Interested Trustee is not paid compensation with respect to her role on the boards of the funds in the Alger Fund Complex.

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Name of Independent Trustee	Aggregate Compensation from the Fund	Total Compensation from the Alger Fund Complex

Charles F. Baird, Jr.	$423	$220,000

Jean Brownhill	$362	$188,000

Susan L. Moffet	$362	$188,000

Jay C. Nadel	$371	$193,000

David Rosenberg	$371	$193,000

Nathan E. Saint-Amand	$371	$193,000

Information Pertaining to the Officers

Officers of the Fund, with information regarding their positions with the Fund and principal occupations, are shown below.

Name (Year of Birth), Position with Fund and Address(1)	Principal Occupations	Officer Since

Officers(2):

Hal Liebes (1964) President, Principal Executive Officer

Executive Vice President, Chief Operating Officer (“COO”), and Secretary, Alger Management; COO and Secretary, Alger Associates, Inc. and Weatherbie Capital, LLC; COO, Vice President, Secretary and Manager, Alger Group Holdings, LLC and Alger Capital, LLC; Director, Alger SICAV; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Alger Apple Real Estate LLC; Manager, Alger Partners Investors I, LLC, Alger Partners Investors II, LLC, Alger Partners Investors KEIGF, Alger Partners Investors-Crossbay LLC and Redwood Investments, LLC; Secretary, Alger Boulder I LLC.

Inception

Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer

Senior Vice President, General Counsel, Chief Compliance Officer (“CCO”) and Assistant Secretary, Alger Management; Senior Vice President, General Counsel and Secretary, Alger LLC; CCO, Alger Management, Ltd. and Redwood Investments, LLC; Assistant Secretary, Weatherbie Capital, LLC; Vice President and Assistant

Inception

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Secretary, Alger Group Holdings, LLC.

Michael D. Martins (1965) Treasurer, Principal Accounting Officer, and Principal Financial Officer	Senior Vice President, Alger Management.	Inception

Sergio M. Pavone (1961) Assistant Treasurer	Vice President, Alger Management.	Inception

Christopher Hine (1978) Assistant Treasurer	Vice President, Alger Management since 2021. Formerly, Director of Accounting & Operations for International Value Advisers, LLC.	Inception

Sushmita Sahu (1981) AML Compliance Officer	Vice President, Alger Management.	Inception

(1)  The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.

(2)  Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

MANAGEMENT

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Fund.”

Investment Manager

FAM has been in the business of providing investment management services since 1964 and, as of December 31, 2025, FAM and its affiliates had approximately $33.7 billion in assets under management. FAM is directly owned by Alger Group Holdings, LLC, a financial services holding company. Alger Group Holdings and FAM are indirectly controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, who own approximately 99% of the voting rights of Alger Associates, Inc., the parent company of Alger Group Holdings.

FAM serves as investment adviser to the Fund and, subject to the general oversight by the Board, is responsible for the day-to-day investment management of the Fund pursuant to an investment advisory agreement between the Fund and the Manager (“Investment Advisory Agreement”). The Manager is a Delaware limited liability company with headquarters at 100 Pearl Street, 27th Floor, New York, NY 10004.

After an initial two-year term, the Investment Advisory Agreement with respect to the Fund is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund by a vote cast at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Manager and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Pursuant to the Investment Advisory Agreement, the Fund has agreed to indemnify and hold the Manager harmless for certain losses and liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from the Manager’s willful misfeasance, bad faith or gross negligence in the performance of its duties or is the result of the Manager’s reckless disregard of its duties and obligations.

The Investment Advisory Agreement was initially approved by the Board at the Fund’s organizational meeting held on December 16, 2025. A discussion regarding the basis for the Board’s approval of the Investment

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Advisory Agreement will be available in the Fund’s first annual or semi-annual report to shareholders, which will be publicly filed with SEC.

Administrator, Custodian, and Transfer Agent

The Fund and The Bank of New York Mellon (“Administrator”), located at 240 Greenwich Street, New York, NY 10286, have entered into a fund administration and accounting agreement (“Administration Agreement”). Under the Administration Agreement, the Administrator provides the Fund with administrative and fund accounting services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Fund pays the Administrator for its services under the Administration Agreement. In addition, the Fund bears the expense for certain administrative services that the Administrator provides and will reimburse the Administrator for the cost of such services.

The Bank of New York Mellon (“Custodian”), located at 240 Greenwich Street, New York, NY 10286, serves as custodian for the Fund pursuant to a custody agreement between the Fund and the Custodian. As the Fund’s custodian, the Custodian holds the Fund’s assets. The Custodian may be reimbursed by the Fund for its out-of-pocket expenses.

UMB Fund Services, Inc., located at 235 W. Galena Street, Milwaukee, WI 53212, serves as the Fund’s transfer agent (“Transfer Agent”) pursuant to a transfer agency and service agreement.

Portfolio Manager Compensation

A FAM portfolio manager’s compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for health and retirement benefits available to all FAM employees, including a 401(k) plan sponsored by FAM. A portfolio manager’s base salary is typically a function of the portfolio manager’s experience (with consideration given to type, investment style and size of investment portfolios previously managed), education, industry knowledge and the individual’s performance in his or her role. Base salaries will grow over time for FAM’s superior employees, rewarding their performance and contributions to the firm.

Cash bonus may be a significant portion of an individual’s compensation and can vary from year to year. The annual bonus considers various factors, including:

•	the firm’s overall financial results and profitability;

•	the firm’s collective investment management performance;

•	an individual’s adherence to FAM’s investment process, generating investment ideas and overall performance of our clients’ portfolios (both relative and absolute);

•	qualitative assessment of an individual’s performance with respect to FAM’s standards; and

•	the individual’s leadership contribution within the firm.

While the benchmarks and peer groups used in determining a portfolio manager’s compensation may change from time to time, FAM may refer to benchmarks, such as those provided by Russell Investments and S&P Global Ratings, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc., that are widely-recognized by the investment industry.

FAM has implemented a profit participation plan (“PPP”) that gives key personnel the opportunity to have equity-like participation in the long-term growth and profitability of the firm. Members of the firm are eligible to receive awards annually in the PPP. The PPP reinforces the portfolio managers’ commitment to generating superior

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investment performance for the firm’s clients. The awards are invested in FAM-sponsored mutual funds and ETFs and have a four-year vesting schedule. The total award earned can increase or decrease with the firm’s investment and earnings results over the four-year period.

Additionally, the Alger Partners Plan provides key investment and non-investment executives with phantom equity that allows participants pro-rata rights to growth in the firm’s book value, dividend payments and participation in any significant corporate transactions (e.g. partial sale, initial public offering, merger, etc.). The firm does not have a limit on the overall percentage of the firm’s value it will convey through this program. Participation in this program is determined annually.

Other Accounts Managed by the Portfolio Managers

The numbers and assets of other accounts managed by the portfolio managers of the Fund as of March 31, 2026, are as follows. Except as noted below, no account’s management fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Dan C. Chung*	16	$11,199,223,186	5	$843,965,255	33	$2,959,890,448
Ankur Crawford	8	$15,025,977,255	7	$1,005,405,426	46	$3,866,018,370
*

The portfolio manager also manages Alger Dynamic Return Fund, a hedge fund included as a pooled investment vehicle. The advisory fee of Alger Dynamic Return Fund is based on the performance of the account, which had assets of approximately $52 million as of March 31, 2026.

Securities Owned by the Portfolio Managers

The following table shows each current portfolio manager’s beneficial interest as of March 31, 2026, by dollar range, in the shares of the Fund(s) that he or she manages. The ranges are as follows: A = none; B = $1 — $10,000; C = $10,001 — $50,000; D = $50,001 — $100,000; E = $100,001 — $500,000; F = $500,001 — $1,000,000; G = over $1,000,000.

Portfolio Manager	Aggregate Dollar Range of Equity Securities in the Fund
Dan C. Chung	A
Ankur Crawford	A

Conflicts of Interest

Information in the following discussion relating to the business, practices, policies and rights of FAM and its affiliates has been provided by FAM.

Summary

FAM is under common ownership with Weatherbie Capital, LLC (“Weatherbie”), a registered investment adviser based in Boston, Massachusetts, Redwood Investments, LLC (“Redwood”), a registered investment adviser based in Boston, Massachusetts, and Alger Management, Ltd., a UK registered investment adviser. FAM provides significant management, distribution, administration, back-office, legal and compliance, and trading support for Weatherbie, Redwood, and Alger Management, Ltd. Weatherbie and Redwood each serve as a sub-adviser for a number of FAM’s accounts, including certain of the Alger Family of Funds. FAM serves as a sub-adviser to Alger Management, Ltd. for certain accounts, including as sub-portfolio manager for Alger SICAV.

FAM is also under common ownership with Fred Alger & Company, LLC (“FAC”), a registered broker-dealer. FAC serves as the principal underwriter for the Fund, as a placement agent for certain private funds managed by FAM and Weatherbie Capital, LLC, as a broker-dealer for U.S. listed equity securities trades placed on behalf of certain clients of FAM, and provides distribution support to Alger Management, Ltd. for the Alger SICAV. FAC does not conduct public brokerage business and substantially all of its transactions are in U.S. equities for those FAM clients who authorize FAM to use FAC as a broker, provided that relevant regulations that govern their accounts allow it. FAC does not act as principal in any client trade nor does it underwrite the offering of securities (except as the

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principal underwriter for the Fund). On a regular basis, FAM evaluates whether the commissions, rates and fees charged by FAC are commercially reasonable. Certain employees and officers of FAM serve as registered representatives and principals of FAC.

In addition to serving as investment adviser of the ETFs and mutual funds in the Alger Family of Funds, FAM is the investment manager for Alger Dynamic Return Fund, Alger Life Sciences Innovation Fund, and Alger Life Sciences Innovation Offshore Fund, each of which is a privately offered fund. FAM serves as the sub-portfolio manager for Alger SICAV, a publicly offered fund registered in Luxembourg, other jurisdictions in the European Union, Switzerland, the United Kingdom, Japan, Korea, and Singapore. Not all sub-funds of the Alger SICAV are registered in these jurisdictions. FAM also serves as a sub-adviser to third-party registered and private funds, as well as bank collective investment trusts. From time to time, FAM, its affiliates or a related person (“Alger Affiliates”) may own significant stakes in one or more of the above entities.

From time to time, FAM, FAC, Weatherbie, Redwood, Alger Group Holdings, or Alger Associates, or other affiliated persons may hold controlling positions in certain pooled investment vehicles, such that they are considered affiliates.

Conflicts as a Result of the Manager’s Other Affiliates

Alger Affiliates also have other direct and indirect interests in the equity markets, directly or through investments in pooled products, in which the Fund directly and indirectly invests. Investors should be aware that this may cause Alger Affiliates to have conflicts that could disadvantage the Fund.

As a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), FAM is required to file and maintain a registration statement on Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, conflicts and potential conflicts of interest, and other relevant information regarding FAM. FAM’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Client Recommendations. FAM may recommend to clients that they purchase interests in certain funds for which FAM serves as investment adviser or sub-adviser and/or in which FAM and related persons have a financial interest. FAM and such related persons will fully disclose such financial interests to all clients to which such recommendations are given in accordance with applicable regulations.

Selection of Administrative and Other Service Providers. Alger Affiliates may provide administrative services, shareholder services, and other account services to the Fund. While any such engagement would be on market terms, it will nevertheless result in greater benefit to FAM than hiring a similarly qualified unaffiliated service provider.

In connection with these services and subject to applicable law, Alger Affiliates, including FAM, may from time to time, and without notice to investors or clients, insource or outsource certain processes or functions that it provides in its administrative or other capacities. Such insourcing or outsourcing may give rise to additional conflicts of interest, including which processes or functions to insource or outsource, which entity to outsource to, and the fees charged by Alger Affiliates or the third party. FAM maintains policies designed to mitigate the conflicts described herein; however, such policies may not fully address all situations described above.

Information FAM May Receive. FAM and its affiliates may have or be deemed to have access to information about certain markets, investments and funds because of Alger Affiliates’ activities. Alger Affiliates may therefore possess information which, if known to FAM, might cause FAM to seek to dispose of, retain or increase interests in investments held by the Fund, or acquire certain positions on behalf of the Fund. Moreover, FAM and its affiliates may come into possession of material, non-public information that would prohibit or otherwise limit its ability to trade on behalf of the Fund. FAM maintains policies designed to mitigate the conflicts described in this paragraph; however, such policies may not fully address situations described above.

Resources Shared Among Alger Affiliates. FAM shares certain resources with, receives certain services from, and provides certain services to various Alger Affiliates. Additionally, FAM, Weatherbie, and Redwood can share general information with respect to regulatory developments and industry trends affecting or potentially affecting U.S.

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and/or foreign markets, sectors, industries, and specific companies. Such relationships may present conflicts with FAM’s provision of advisory services to its clients, including the Fund.

Allocation Issues

Conflicts can emerge due to how FAM manages accounts or funds and allocates investment opportunities. To attempt to treat all clients reasonably in light of all factors relevant to managing an account, aggregated trades will generally be allocated pro rata among the accounts, including the Fund, whenever possible. There are exceptions to this practice, however, as described below:

Unusual Market Conditions. During periods of unusual market conditions, FAM may deviate from its normal trade allocation practices. During such periods, FAM will seek to exercise a disciplined process for determining its actions to appropriately balance the interests of all accounts, including the Fund, as it determines in its sole discretion.

Availability of Investments. The availability of certain investments such as IPOs or private placements may be limited. In such cases, all accounts (including the Fund) may not receive an allocation, and the performance of accounts which receive such allocations may be higher or lower than other accounts.

FAM, as a general practice, allocates IPOs and other limited availability investments pro rata among eligible accounts (including the Fund) as requested by portfolio managers and in accordance with applicable policies and procedures. An account or accounts may not receive an allocation because it lacks available cash, is restricted from making certain investments, is considered an Alger Affiliate, is so large that the allocation is determined to be insignificant or is so small that it would receive little or no allocation. Moreover, Alger Affiliates accounts may receive an allocation of an opportunity not allocated to other accounts.

Differing Guidelines, Objectives and Time Horizons. Because accounts (including the Fund) are managed according to different strategies and individual client guidelines, certain accounts may not be able to participate in a transaction or strategy employed by FAM.

Actions taken by one account could affect others. A sale of securities by one account may cause a decline in the market value of those securities and other securities of the same issuer, having a material adverse effect on the performance of other accounts (including the Fund) that hold those securities and do not sell such positions.

FAM may also develop and implement new investment approaches, which may not be employed in all accounts or pro rata among the accounts where they are employed, even if the approach is consistent with the objectives of all accounts. FAM may make decisions regarding the allocation of new investment approaches based on such factors as strategic fit and other portfolio management considerations, including an account’s capacity for such approach, the liquidity of the approach and its underlying instruments, the account’s liquidity, the business risk of the approach relative to the account’s overall portfolio make-up, the effectiveness of, or return expectations from, the approach for the account, and any such other factors as FAM deems relevant in its sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular approach will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the approach and the availability of other approaches for the account. For ease of management, FAM may group accounts with similar guidelines together for portfolio management purposes. As a result, an account may not invest in certain securities that its guidelines would allow because other similar accounts restrict such holdings. This could affect the performance of the account.

Investing in Different Classes of the Same Issuer. Conflicts also arise when one or more account (including the Fund) invests in different classes of securities of the same issuer. As a result, one or more accounts may pursue or enforce rights with respect to a particular issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. For example, if an account holds debt securities of an issuer and the Fund holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the account which holds the debt securities may seek a liquidation of the issuer, whereas the Fund which holds the equity securities may prefer a reorganization of the issuer. In addition, FAM may also, in certain circumstances, pursue or enforce rights with respect to a particular issuer jointly on behalf of one or more accounts, the Fund, or Alger Affiliates. The Fund may be negatively impacted by Alger Affiliates’ and other accounts’ activities, and transactions for the Fund may be impaired

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or effected at prices or terms that may be less favorable than would otherwise have been the case had Alger Affiliates and other accounts not pursued a particular course of action with respect to the issuer of the securities.

Conflicts Related to Timing of Transactions. While FAM will aggregate trades on behalf of similarly situated clients (including the Fund), there are instances when FAM places a trade ahead of, or contemporaneously with, trades for another account. In such cases, market impact, liquidity constraints, or other factors could result in the second account receiving less favorable trading results. The costs of implementing trades could be increased or the other account could otherwise be disadvantaged.

Although investment recommendations can apply to securities held across multiple strategies and held in multiple individual accounts, each account is managed separately. While FAM will use reasonable efforts to obtain timely execution across all accounts that may be affected by an investment recommendation, there can be no guarantee that such investment recommendation will be implemented simultaneously. It is possible that prior execution for or on behalf of an account or group of accounts could adversely affect the prices and availability of the securities and instruments for other accounts that later seek to trade the same securities or instruments.

FAM can delay an order for one account or group of accounts to allow portfolio managers of other strategies to participate in the same trade. In some instances, internal policies designed to facilitate trade aggregation may result in delays in placing trades, which may adversely affect trade execution.

Cross Transactions. From time to time and for a variety of reasons, certain accounts may buy or sell positions in a particular security while the Fund is undertaking the opposite strategy, which could disadvantage the Fund. To reduce this negative impact, when permitted by applicable law and when otherwise practical to do so, the accounts will enter into “cross transactions.” A cross transaction, or cross trade, occurs when the Manager causes the Fund to buy a security from, or sell a security to, another client of FAM or Alger Affiliates. FAM will ensure that any such cross transactions are effected in accordance with applicable law and policies and procedures.

Valuation of Assets. Alger Affiliates may have a conflict of interest in valuing the securities and other assets in which the Fund may invest. FAM is generally paid an advisory fee based on the value of the assets under management, so more valuable securities will result in a higher advisory fee. FAM may also benefit from showing better performance or higher account values on periodic statements.

Certain securities and other assets in which the Fund may invest may not have a readily ascertainable market value and will be valued by FAM in accordance with the valuation guidelines described in the valuation procedures adopted by the Fund. Such securities and other assets may constitute a substantial portion of the Fund’s investments. FAM’s risk of misstating the value of securities is greater with respect to illiquid securities like those just described.

Alger Affiliates may hold proprietary positions in the Fund. One consequence of such proprietary positions is that FAM may be incented to misstate the value of illiquid securities.

Regulatory Conflicts. From time to time, the activities of the Fund may be restricted because of regulatory or other requirements applicable to Alger Affiliates and/or their internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. As a result, Alger Affiliates may implement internal restrictions that delay or prevent trades for the Fund, which could result in less favorable execution of trades and may impact the performance of the Fund.

Certain activities and actions may be considered to result in reputational risk or disadvantage for the management of the Fund and FAM as well as for other Alger Affiliates. Such situations could arise if Alger Affiliates serve as directors of companies the securities of which the Fund wishes to purchase or sell or is representing or providing financing to another potential purchaser. The larger FAM’s investment advisory business and Alger Affiliates’ businesses, the larger the potential that these restricted list policies will impact the performance of the Fund.

Other Potential Conflicts Relating to the Management of the Fund by the Manager

Potential Conflicts Relating to Alger Affiliates’ Proprietary Activities and Activities On Behalf of Other Accounts. FAM or Alger Affiliates may invest in equity or fixed-income securities that it recommends to its clients. The results achieved by Alger Affiliates proprietary accounts may differ from those achieved for other accounts. FAM

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will manage the Fund and its other client/Alger Affiliates accounts in accordance with their respective investment objectives and guidelines. However, FAM may give advice, and take action, with respect to any current or future client/Alger Affiliates accounts that may compete or conflict with the advice FAM may give to the Fund including with respect to the return of the investment, the timing or nature of action relating to the investment or method of exiting the investment.

The directors, officers and employees of Alger Affiliates, including FAM, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Alger Affiliates, including FAM). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, FAM has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. FAM has adopted a code of ethics (the “Code of Ethics”) and monitoring procedures relating to certain personal securities transactions by personnel of FAM which FAM deems to involve potential conflicts involving such personnel, client/Alger Affiliates accounts managed by FAM and the Fund. The Code of Ethics requires that personnel of FAM comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which FAM is subject. The Code of Ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Potential Conflicts in Connection With Proxy Voting

FAM has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of clients, including the Fund, and to help ensure that such decisions are made in accordance with FAM’s fiduciary obligations to its clients. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of FAM may have the effect of favoring the interests of other clients or Alger Affiliates provided that FAM believes such voting decisions to be in accordance with its fiduciary obligations. In other words, regardless of what FAM’s conflict of interest is, the importance placed on exercising a client’s right to vote dictates that FAM will cast the vote in accordance with its voting guidelines even if FAM, its affiliate, or its client, somehow, indirectly, benefits from that vote. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “Proxy Voting Policies and Procedures.”

Conflicts in Connection with Sales-Related Incentives

FAM has entered into solicitation agreements with each of Weatherbie and Redwood, and may introduce prospective clients to Weatherbie and Redwood. Subject to the terms of these agreements and applicable federal securities laws, each of Redwood and Weatherbie pays FAM an annual solicitation fee for such services. While FAM does not receive compensation for sales of its accounts (including the Fund), except with respect to the solicitation agreements with each of Weatherbie and Redwood, FAC serves as the principal underwriter for the funds advised by FAM (or sub-advised by Redwood and Weatherbie) and, in some cases, receives an asset-based fee for distribution and/or shareholder servicing from such funds. In addition, FAC may act as a placement agent for certain private funds managed by FAM and its affiliates, and may receive compensation for such services from FAM, its affiliates or the private funds.

FAC sales personnel receive commission-based compensation for the sale of products or services for which FAM serves as an adviser. Such commission-based compensation may be higher for some products or services than others and thus the incentive to sell those products may be greater. This practice may present a conflict of interest and give FAC sales personnel an incentive to recommend investment products based on the commission they would receive, rather than on a client’s needs. However, FAC provides regular employee training to sales personnel on their responsibility to put clients’ best interests first when recommending investment products. Clients have the option to purchase investment products that FAC sales personnel recommend through other brokers or agents that are not affiliated with FAM or FAC. For the avoidance of doubt, FAC sales personnel do not recommend investment products to retail investors.

Alger Affiliates may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Fund, or who engage in transactions with or for

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the Fund. For example, Alger Affiliates regularly participate in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Alger Affiliates understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services or provide service platforms for employee benefit plans to potential investors in the Fund may receive fees from Alger Affiliates or the Fund in connection with the distribution of shares in the Fund or other Alger Affiliates products. For example, Alger Affiliates may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, ETFs or other products or services offered or managed by FAM. Alger Affiliates may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Alger Affiliates’ membership in such organizations allows Alger Affiliates to participate in these conferences and educational forums and helps Alger Affiliates interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Alger Affiliates’ personnel, including employees of Alger Affiliates, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Fund or that may recommend investments in the Fund or distribute the Fund. In addition, Alger Affiliates, including FAM, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Personnel of Alger Affiliates may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Fund or other dealings with the Fund that create incentives for them to promote the Fund or certain portfolio transactions.

To the extent permitted by applicable law, Alger Affiliates or the Fund may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote client/Alger Affiliates accounts, the Fund and other products. In addition to placement fees, sales loads or similar distribution charges, payments may be made out of Alger Affiliates’ assets, or amounts payable to Alger Affiliates rather than a separately identified charge to the Fund, client/Alger Affiliates accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Fund, client/Alger Affiliates accounts and other products (which may consist of payments resulting in or relating to the inclusion of the Fund, client/Alger Affiliates accounts and other products on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries); access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; fees for directing investors to the Fund, client/Alger Affiliates accounts and other products; “finders fees” or “referral fees” or other fees for providing assistance in promoting the Fund, client/Alger Affiliates accounts and other products (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Fund, client/Alger Affiliates accounts and other products. Such payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of interests sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. Furthermore, subject to applicable law, such payments may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs. The additional payments by Alger Affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing or other investor services that are in addition to the fees paid for these services by such products.

The payments made by Alger Affiliates or the Fund may be different for different Intermediaries. The payments may be negotiated based on a range of factors, including but not limited to, ability to attract and retain assets, target markets, customer relationships, quality of service and industry reputation. Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

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Potential Conflicts in Connection with Brokerage Transactions

Trade Aggregation. If FAM believes that the purchase or sale of a security is in the best interest of more than one account (including the Fund), it has the option to aggregate these orders.

When trades are aggregated prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices are generally averaged, and a participating account will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of an individual account.

Orders to purchase or sell the same security are not aggregated in certain circumstances. This may be the case when there is a reasonable distinction between or among the orders. For example, orders without specific price requirements do not have to be aggregated with orders that are to be executed at a specific price. Also, certain accounts may be excluded from an aggregated trade if an account or accounts have a greater relative need to trade separately from other accounts due to legal, risk, tax, or other investment considerations.

FAM maintains policies and procedures that it believes are reasonably designed to deal equitably with conflicts of interest that may arise when orders are aggregated. FAM may aggregate trades for its clients (including the Fund) and Alger Affiliates in private placements pursuant to internally developed procedures. In such cases, FAM will negotiate the material terms of such investments, including the price of such investments, and will prepare a written allocation statement reflecting the allocation of the private securities.

Soft Dollars. FAM primarily relies on its in-house research to provide buy and sell recommendations. However, FAM does acquire research services provided by third party vendors, some of which it pays for with brokerage fees and commissions, sometimes referred to as “soft dollars.” The services that FAM may receive include: management meetings; conferences; research on specific industries; research on specific companies; macroeconomic analyses; analyses of national and international events and trends; access to experts on a particular sector, industry or security; evaluations of thinly traded securities; computerized trading screening techniques and securities ranking services; general research services (i.e. Bloomberg, FactSet); alternative data subscriptions.

Consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act, FAM will sometimes select brokers that charge higher commissions to provide brokerage and research services than would be charged by brokers providing trade execution services only. This benefits FAM because it does not have to pay for the research, products, or services. Such benefit gives FAM an incentive to select a broker-dealer based on its interest in receiving the research, products, or services rather than on its clients’ interest in receiving the most favorable execution.

FAM periodically monitors execution and commission rates for trades placed with such brokers to assess the overall quality of such trade executions versus comparable trades with non “soft dollar” brokers. Research or other services obtained in this manner is used in servicing any or all of the Fund and other accounts. This includes accounts other than those that pay commissions to the broker providing soft dollar benefits. Therefore, such products and services may disproportionately benefit certain client/Alger Affiliates accounts, including the Fund, to the extent that the commissions from such accounts are not used to purchase such services.

FAM has entered into commission sharing arrangements, which enable FAM to aggregate commissions at a particular broker-dealer. FAM can then direct that particular broker-dealer to pay various other broker-dealers from this pool of aggregate commissions for research and research services the broker-dealers have provided to FAM. These arrangements allow FAM to limit the broker-dealers it trades with, while maintaining valuable research relationships.

In certain cases, a research service may serve additional functions that are not related to the making of investment decisions (such as accounting, record keeping or other administrative matters). Where a product obtained with commissions has such a mixed use, FAM will make a good faith allocation of the cost of the product according to its use. FAM will not use soft dollars to pay for services that provide only administrative or other non-research assistance.

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CODE OF ETHICS

FAM, FAC, and the Fund have adopted a joint Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.

FAM personnel (“Access Persons”) are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to the restrictions and procedures of the Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must pre-clear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can obtain a copy of the Code of Ethics by calling the Fund toll-free at (800) 992-3863. Additionally, the Code of Ethics is available on the EDGAR database on the SEC’s website at www.sec.gov. A copy of the Code of Ethics may be obtained from the SEC, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Decisions to buy and sell securities and other financial instruments for the Fund are made by the Manager, which also is responsible for placing these transactions, subject to the overall review of the Board. Although investment requirements for the Fund are reviewed independently from those of the other accounts or funds managed by the Manager, investments of the type the Fund may make may also be made by these other accounts or funds. When the Fund and one or more other funds or other accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Transactions in equity securities are in most cases effected on U.S. and foreign stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In the Manager’s view, companies continuously undergo changes in response to, among other things, economic, market, environmental, technological, political and managerial factors. Generally, securities will be purchased for capital appreciation. As a result, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. Moreover, it is the Manager’s philosophy to pursue the Fund’s investment objective by managing the Fund actively, which may result in high portfolio turnover. The portfolio turnover rate for the Fund will included in the financial highlights section of the Fund’s Prospectus. Increased portfolio turnover will have the effect of increasing the Fund’s brokerage and custodial expenses.

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Board has determined that Fund portfolio transactions may be executed through Fred Alger & Company, LLC (“FAC” or the “Distributor”), a registered broker-dealer, if, in the judgment of the Manager, the use of FAC is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, FAC charges the Fund a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, the Manager seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Manager will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the

37

investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Manager is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in Section 28(e) of the Securities Exchange Act, provided to the Fund, and/or other funds and accounts over which the Manager or its affiliates exercise investment discretion to the extent permitted by law. The Manager’s fees under its agreements with the Fund are not reduced by reason of its receiving brokerage and research services. The Board periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Fund.

Because the Fund had not commenced operations as of the date of this SAI, no information regarding brokerage commissions paid is available.

TAX STATUS

As soon as practicable, the Fund intends to elect to be treated, and to continuously qualify each year thereafter, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its shareholders as dividends. Instead, dividends the Fund distributes (or is deemed to timely distribute) to shareholders generally will be taxable to shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to shareholders. The Fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its investment company taxable income (which generally is the Fund’s net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) for any taxable year.

The Fund’s qualification and taxation as a RIC depends upon the Fund’s ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code. However, no assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.

A further discussion on the Fund’s tax status as a RIC is contained in the Prospectus.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board has delegated authority to vote all proxies related to the Fund’s portfolio securities to FAM, the Fund’s investment manager. FAM, an investment adviser registered under the Advisers Act, maintains discretionary authority over client accounts, including the Fund, and is responsible for voting proxies of all foreign and domestic securities held in the Fund. FAM views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

FAM receives and considers the recommendations of Institutional Shareholder Services Inc. (“ISS”), a leading proxy voting service provider and registered investment adviser. ISS issues voting recommendations and casts votes on the proxies based on pre-determined proxy voting guidelines intended to vote proxies in the clients’ best interests, which are summarized in Appendix A to the SAI. Currently FAM has instructed ISS to base its recommendations on ISS’ Socially Responsible Investment Proxy Voting Guidelines. FAM has a process in place to override ISS’ voting recommendations.

If a country’s laws allow a company to block the sale of shares in advance of a shareholder meeting, FAM will generally not vote in the shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Although FAM considers proxy voting to be an important shareholder right, FAM will generally not impede its ability to trade in a stock in order to vote at a shareholder meeting.

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If a company will not block the sale of its shares in connection with the meeting, FAM will follow its proxy voting policies and procedures.

To the extent ISS has a material conflict of interest with the company whose proxies are at issue, ISS may recuse itself from voting proxies. FAM monitors ISS’ proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the Fund. Further, FAM has a process in place for making voting determinations in the event of a conflict of interest.

FAM maintains records of its proxy voting policies and procedures. FAM or ISS, on FAM’s behalf, maintains records of proxy statements received regarding securities held by the Fund; records of votes cast on behalf of the Fund; records of requests for proxy voting information; and documents prepared by FAM that were material to making a voting decision.

No later than August 31st each year, the Fund’s proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and on the Fund’s website and on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company is presumed to “control” the company. To the knowledge of the Fund and except as noted below, as of April 1, 2026, no persons were deemed to control the Fund.

Alger Capital, LLC has provided an initial investment in the Fund. For so long as Alger Capital, LLC has a greater than 25% interest in the Fund, Alger Capital, LLC may be deemed be a “control person” of the Fund for purposes of the 1940 Act.

As of April 1, 2026, the Fund had not commenced operations, and, therefore, the officers and trustees of the Fund as a group beneficially owned no shares of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 30 Rockefeller Plaza, New York, NY 10112, is the Fund’s independent registered public accounting firm and audits the Fund’s financial statements and performs other audit related services.

LEGAL COUNSEL

Kirkland & Ellis LLP, 601 Lexington Avenue, New York, NY 10022, is counsel to the Fund.

Certain legal matters in connection with the Shares have been passed upon for the Fund by Richards, Layton & Finger, P.A.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this SAI do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed on the EDGAR database on the SEC’s website at http://www.sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

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FINANCIAL STATEMENT

ALGER NEXT GEN GROWTH FUND

40

ALGER NEXT GEN GROWTH FUND

Statement of Assets and Liabilities April 7, 2026

ASSETS:
Cash	$100,000
Deferred offering costs (Note 2)	174,536
Due from Adviser (Note 2)	288,864
Total Assets	563,400

LIABILITIES
Accrued offering costs (Note 2)	174,536
Accrued organizational expenses (Note 2)	288,864
Total Liabilities	463,400

NET ASSETS	$100,000

NET ASSETS CONSIST OF:

Paid in capital	$100,000

NET ASSETS	$100,000

NET ASSETS BY CLASS:
Class A	$100,000

SHARES OF BENEFICIAL INTEREST OUSTANDING – NOTE 1:
Class A	10,000
NET ASSET VALUE PER SHARE:
Class A	$10.00

See Notes to Financial Statements.

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ALGER NEXT GEN GROWTH FUND

Statement of Operations for the period from September 10, 2025 (date of inception) to April 7, 2026

EXPENSES:
Organizational expenses (Note 2)	$288,864
Total Expenses	288,864
Less, expense reimbursement from Adviser (Note 3)	(288,864)
Increase (decrease) in net assets resulting from operations	$—

See Notes to Financial Statements

42

ALGER NEXT GEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

Alger Next Gen Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on September 10, 2025 and did not have any operations from that date until April 7, 2026, other than those relating to organizational matters and registration of its shares under applicable securities law.

Fred Alger Management, LLC (the “Adviser”) serves as the Fund’s investment adviser.

The Fund will offer on a continuous basis an unlimited number of common shares of beneficial interest and will operate as an “interval fund”, a type of fund which makes quarterly repurchase offers for between 5% and 25% of the Fund’s Shares (see Note 4) at net asset value (“NAV”). In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares.

The Fund intends to offer two separate classes of Shares, designated as Class A (“Class A Shares”) and Class Z (“Class Z Shares”, and together with Class A Shares, “Shares”) on a continuous basis at NAV per Share plus any applicable sales loads. Class A Shares may be subject to a sales load of up to 5.25% of the investment amount. An affiliate of the Adviser initially capitalized Class A Shares of the Fund on March 31, 2026 at $10.00 per share. The sales charge was waived in the initial funding for Class A Shares. The Fund has not had any operations other than organizational matters and the sale and issuance of 10,000 Class A Shares at an aggregate purchase price of $100,000.

The Fund’s investment objective is to seek long-term growth of capital. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in growth companies that are relevant to the Fund’s investment theme of innovation and Positive Dynamic Change (“Next Gen Growth Companies“). The Fund intends to invest in both publicly-offered and privately-offered securities. Under normal circumstances, the Fund expects to invest 20% to 80% of its assets (other than cash and cash-related instruments) in private securities of Next Gen Growth Companies and the remainder of its assets in publicly-traded securities of Next Gen Growth Companies.

NOTE 2 — Significant Accounting Policies:

The following is a summary of significant accounting policies used in preparing the financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance

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ALGER NEXT GEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 – “Financial Services – Investment Companies”.

(a) Estimates: These financial statements have been prepared in accordance with U.S. GAAP, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c) Organizational and Initial Offering Costs: Organizational costs are expensed as incurred. Offering costs incurred by the Fund are treated as deferred costs until operations commence and thereafter will be amortized into expense over a 12 month period using the straight-line method.

For the period from September 10, 2025 (date of inception) to April 7, 2026, the Fund incurred $288,864 in organizational costs and $174,536 in deferred offering costs. As of April 7, 2026, all costs incurred by the Fund in connection with its offering and organization are payable by the Adviser on behalf of the Fund once the Fund commences investment operations. Such expenses paid by the Adviser are subject to recoupment by the Adviser for the next two years under the Expense Limitation Agreement (defined below), subject to the Expense Cap (defined below), and other terms of the Expense Limitation Agreement described below. The Adviser has agreed to advance organizational and offering expenses on behalf of the Fund (including legal, accounting, and other expenses attributable to the Fund’s organization) through the commencement of operations.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Under the terms of the Fund’s investment management agreement between the Adviser and the Fund (the “Investment Management Agreement”), the Adviser maintains overall responsibility for the oversight and management of the Fund’s business and activities. The Investment Management Agreement has an initial term of two years and continues in effect from year to year if its continuation is approved annually by the Board of Trustees of the Fund (the “Board”). In consideration of the advisory services provided by the Adviser to the Fund, the Fund pays the Adviser a fee which is calculated daily and payable monthly in arrears at the annual rate of 1.25% of the average daily value of the Fund’s net assets (the “Management Fee”).

Pursuant to an expense limitation agreement between the Fund and the Adviser (the “Expense Limitation Agreement”), the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that annual operating expenses (excluding (i) Management Fees; (ii)

44

ALGER NEXT GEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

distribution fees; (iii) acquired fund fees and expenses; (iv) dividend expense on short sales; (v) net borrowing costs; (vi) interest; (vii) taxes; (viii) brokerage expenses; (ix) extraordinary expenses (as determined in the discretion of the Board); and proxy expenses (except for such proxies related to: (a) changes or approval of an investment management agreement for the Fund, (b) the election to the Board of any trustee who is an “interested person” of the Fund, or (c) any other matters that directly benefit, or relate directly to the operations of, the Adviser or its affiliates, which expenses shall be borne exclusively by the Adviser)) do not exceed 1.25% per annum of the average daily net assets of each class of Shares.

With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived under the Expense Limitation Agreement or any expenses the Adviser reimburses in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause annual operating expenses for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within two years after the date on which the Adviser incurred the expense. The Adviser has agreed to voluntarily waive its Management Fee for the six-month period from the commencement of the Fund’s operations. The Management Fee waived by the Adviser during this six-month period is not subject to recoupment by the Manager under the Expense Limitation Agreement. The Expense Limitation Agreement has a term ending on May 31, 2027, and the Adviser may extend the term for a period of one year on an annual basis, subject to the approval of the Board, including a majority of the Independent Trustees (each trustee who is not an “interested person” of the Fund, as defined in the 1940 Act). Organizational and certain initial operating expenses incurred prior to the commencement of the Fund’s operations and reimbursed by the Adviser are included as reimbursable expenses under the Expense Limitation Agreement, subject to the same two-year recoupment period.

As of April 7, 2026, all expenses such as organizational and offering costs, have been paid by the Adviser.

(b) Other Transactions with Affiliates: Certain officers and one Trustee of the Fund are directors and/or officers of Alger Management, the Distributor, or their affiliates.

NOTE 4 — Repurchase of Shares:

The Fund is required to make repurchase offers quarterly. Quarterly repurchase offers are expected to occur in the months of March, June, September and December. The Board, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase in connection with any given repurchase offer (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline (as defined below). The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of Shares

45

ALGER NEXT GEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

outstanding on the Repurchase Request Deadline. Each repurchase offer will commence at least 21 and not more than 42 calendar days prior to each repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). Even though the Fund makes quarterly repurchase offers, investors should consider the Fund’s Shares illiquid.

In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders submit for repurchase an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares submitted for repurchase on a pro rata basis.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of the date of these financial statements, Alger Capital, LLC owned 100% of the outstanding Shares of the Fund.

NOTE 5 — Income Tax Information:

The Fund intends to elect to be treated, and to operate in a manner so as to continuously qualify thereafter, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If the Fund qualifies as a regulated investment company, the Fund will not pay any corporate-level U.S. federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders.

NOTE 6 — Fair Value Measurements:

The Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of April 7, 2026, such assets were categorized within the Accounting Standards Codification 820 – Fair Value Measurements and Disclosures hierarchy as Level 1.

NOTE 7 — Administrator, Custodian and Transfer Agent:

The Fund has engaged The Bank of New York as administrator and custodian, and UMB Fund Services, Inc. as transfer agent.

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ALGER NEXT GEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 8 — Subsequent Events:

The Fund’s management has evaluated events that have occurred subsequent to April 7, 2026 through the issuance date of these financial statements. No such events have been identified which require recognition and/or disclosure.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Directors of Alger Next Gen Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Alger Next Gen Growth Fund (the “Fund”) as of April 7, 2026, the related statement of operations for the period from September 10, 2025 (date of inception) through April 7, 2026, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 7, 2026, and the results of its operations for the period from September 10, 2025 (date of inception) through April 7, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

April 10, 2026

We have served as the auditor of one or more investment companies within the Alger group of investment companies since 2009.

48

APPENDIX A: EXECUTIVE SUMMARY OF SRI PROXY VOTING GUIDELINES

Introduction

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, Social Advisory Services takes as its frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, Social Advisory Services incorporates the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole. The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. There may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that Social Advisory Services closely examines the merits of each proposal and considers relevant information and company-specific circumstances in arriving at Social Advisory Services’ recommendations. ISS follows FAM’s proxy voting policies and procedures when voting proxies of securities held by the Fund, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

Management Proposals

Board of Directors

Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be composed of a majority of independent directors and key board committees should be composed entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.

Social Advisory Services will generally oppose all director nominees if the board is not majority independent and will vote against or withhold from non-independent directors who sit on key board committees. Social Advisory Services will also vote against or withhold from incumbent members of the nominating committee, or other directors on a case-by-case basis, where the board is not comprised of at least 40% underrepresented gender identities (which include directors who identify as women or as non-binary) or at least 20% racially or ethnically diverse directors. The election of directors who have failed to attend a minimum of 75% of board and committee meetings held during the year will be opposed. Furthermore, Social Advisory Services will vote against or withhold from a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed “overboarded” if they sit on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.

In addition, Social Advisory Services will generally vote against or withhold from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. For companies that are significant greenhouse gas (GHG) emitters (defined as those on the current Climate Action 100+ Focus Group list), through their operations or value chain, Social Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Social Advisory Services determines that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

Social Advisory Services supports requests asking for the separation of the positions of chairman and CEO, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also generally supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against or withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

Board Responsiveness

Social Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Social Advisory Services takes into account other factors, including the board’s failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Social Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25% of the total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm, if the request includes a timetable of five years or more.

Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Social Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Social Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

Miscellaneous Governance Provisions

Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis, taking into account the impact on shareholder rights.

Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s prior or ongoing use of share authorizations and elements of the current request.

Executive and Director Compensation

The global financial crisis has resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis has raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking and other unsustainable practices that could threaten a corporation’s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.

Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures. Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.

Dodd-Frank requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote against Say on Pay proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.

Social Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.

Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

Shareholder Proposals

Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include, among others, board-related issues, takeover defenses and shareholder rights, and executive and director compensation. Each year, shareholders file numerous proposals that address key issues regarding these topics. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.

Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

•	The number and variety of shareholder resolutions on social and environmental issues has increased;

•	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;

•	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and

•	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

Social Advisory Services generally supports requests for additional disclosures that would allow shareholders to better assess the board and management’s oversight of risks in the company’s operations. Social Advisory Services will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image or reduce its exposure to liabilities and risks.

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1) Financial Statements:

Part A:	Not applicable, as Registrant has not yet commenced operations

Part B:	Audited Financial Statements, Report of Independent Registered Public Accounting Firm, Notes to Financial Statements*

(2) Exhibits:

(a-1)	Certificate of Trust dated September 10, 2025(1)

(a-2)	Declaration and Agreement of Trust(2)

(a-3)	Amended and Restated Declaration and Agreement of Trust(2)

(b)	Bylaws(2)

(c)	Not applicable

(d)	Rule 18f-3 Plan(2)

(e)	Form of Dividend Reinvestment Plan(2)

(f)	Not applicable

(g-1)	Investment Advisory Agreement(2)

(g-2)	Expense Limitation Agreement(2)

(h-1)	Distribution Agreement (2)

(h-2)	Form of Selling Agreement(2)

(h-3)	Rule 12b-1 Plan(2)

(i)	Not applicable

(j-1)	Custody Agreement between Registrant and The Bank of New York Mellon (“BNY”)*

(j-2)	Amendment to Custody Agreement between Registrant and BNY*

(k-1)	Transfer Agency and Service Agreement between Registrant and UMB Fund Services, Inc. *

(k-2)	Administration and Accounting Services Agreement between Registrant and BNY*

(k-3)	Amendment to Administration and Accounting Services Agreement between Registrant and BNY*

(l)	Opinion and Consent of Counsel to Registrant*

(m)	Not applicable

(n)	Consent of Independent Registered Public Accounting Firm*

(o)	Not applicable

(p)	Initial Subscription Agreement*

(q)	Not applicable

(r)	Code of Ethics of Registrant, Manager, and Distributor(2)

(s)	Powers of Attorney*

*  Filed herewith.

(1)	Incorporated by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2, filed on September 24, 2025 (the “Registration Statement”).
(2)	Incorporated by reference to the corresponding exhibit of Pre-Effective Amendment No. 1 to the Registration Statement, filed on March 10, 2026.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance or Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control with the Registrant

No person is directly or indirectly under common control with Registrant, except that Registrant may be deemed to be controlled by the Manager. Information regarding the ownership of the Manager is set forth in its Form ADV as filed with the SEC (File No. 801-06709).

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of Shares as of April 1, 2026:

Title of Class	Number of Record Holders
Class A Shares	1
Class Z Shares	None

Item 30. Indemnification

Reference is made to Article V, Section V.3 of the Registrant’s Amended and Restated Declaration and Agreement of Trust (the “Declaration of Trust”), incorporated by reference to Exhibit (a)(2). In addition, the Registrant’s various agreements with its service providers contain indemnification provisions. The Registrant hereby undertakes that it will apply these indemnification provisions in a manner consistent with Release No. IC-11330 of the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation of Section 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was a trustee, officer, employee or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustee, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by a trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor

Fred Alger Management, LLC, which serves as investment manager to the Fund, is generally engaged in rendering investment advisory services to institutions and, to a lesser extent, individuals. FAM presently serves as investment adviser to five open-end investment companies and one ETF, in addition to Registrant.

Set forth below is the name and principal business address of each company, excluding FAM-advised funds, for which a director or officer of FAM serves as a director, officer or employee:

Alger Alternative Holdings, LLC

Alger Alternative Holdings II, LLC

Alger Apple Real Estate, LLC

Alger Associates, Inc.

Alger Boulder I LLC

Alger Capital, LLC

Alger Group Holdings, LLC

Alger International Holdings

Fred Alger & Company, LLC

100 Pearl Street, 27th Floor

New York, New York 10004

Alger Management, Ltd.

85 Gresham Street, Suite 308

London EC2V 7NQ

United Kingdom

Redwood Investments, LLC

Weatherbie Capital, LLC

265 Franklin Street, Suite 1603

Boston, Massachusetts 02110

Listed below are the officers of FAM.

NAME AND POSITION WITH FAM	OTHER SUBSTANTIAL BUSINESS, PROFESSION OR VOCATION
Daniel C. Chung Chairman, President, Chief Executive Officer (“CEO”)

President and CEO, Alger Associates, Inc., Weatherbie Capital, LLC, Alger Apple Real Estate, LLC and Alger Boulder I LLC; Director, Alger Management, Ltd. and Alger SICAV; President, CEO and Manager, Alger Group Holdings, LLC and Alger Capital, LLC; Manager, Redwood Investments, LLC

Robert Kincel Chief Financial Officer (“CFO”), Senior Vice President, Treasurer

CFO and Treasurer, Alger Associates, Inc.; CFO, Treasurer, Vice President and Manager, Alger Group Holdings, LLC and Alger Capital, LLC; CFO, Treasurer and Senior Vice President, Fred Alger & Company, LLC; Treasurer and CFO, Weatherbie Capital, LLC; Treasurer, Alger Apple Real Estate, LLC and Alger Boulder I LLC; Authorized Signer, Alger Management, Ltd.

Hal Liebes Chief Operating Officer (“COO”), Secretary, Executive Vice President

COO and Secretary, Alger Associates, Inc. and Weatherbie Capital, LLC; COO, Vice President, Secretary and Manager, Alger Group Holdings, LLC and Alger Capital, LLC; Director, Alger SICAV; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Alger Apple Real Estate LLC; Manager, Alger Partners Investors I, LLC, Alger Partners Investors II, LLC, Alger Partners Investors KEIGF, Alger Partners Investors-Crossbay LLC and Redwood Investments, LLC; Secretary, Alger Boulder I LLC

Tina Payne Chief Compliance Officer (“CCO”), General Counsel, Assistant Secretary, Senior Vice President

Senior Vice President, General Counsel and Secretary, Fred Alger & Company, LLC; CCO and Authorized Signer, Alger Management, Ltd.; Assistant Secretary, Weatherbie Capital, LLC; Vice President and Assistant Secretary, Alger Group Holdings, LLC; CCO, Redwood Investments, LLC

Christoph Hofmann Chief Distribution Officer, Executive Vice President	President, CEO and Chief Distribution Officer, Fred Alger & Company, LLC

For more information as to the business, profession, vocation or employment of a substantial nature of additional officers of FAM, reference is made to FAM’s current Form ADV (SEC File No. 801-06709) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 32. Location of Accounts and Records

Omitted pursuant to Instruction of Item 32 of Form N-2.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.

Registrant undertakes to suspend the offering of its Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Registrant undertakes:

a.	To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:

i.	To include any prospectus required by Section 10(a)(3) of the Securities Act;

ii.

To reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

iii.

To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

b.

That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	That, for the purpose of determining liability under the Securities Act to any purchaser:

i.	If Registrant is relying on Rule 430B:

1.

Each prospectus filed by Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the Registration Statement as of the date the filed prospectus was deemed part of and included in the Registration Statement; and

2.

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a Registration Statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the Registration Statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the Registration Statement relating to the securities in the Registration Statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a Registration Statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the Registration Statement or made in any such document immediately prior to such effective date; or

ii.

If the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a Registration Statement relating to an offering, other than Registration Statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a Registration Statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the Registration Statement or made in any such document immediately prior to such date of first use.

e.

That for the purpose of determining liability of Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i.	Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

ii.	Free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

iii.

The portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iv.	Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Registrant undertakes that:

a.

For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

b.

For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable

6.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

7.

Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 23rd day of April, 2026.

ALGER NEXT GEN GROWTH FUND

By:	/s/ Hal Liebes
Hal Liebes
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Hal Liebes Hal Liebes	President and Principal Executive Officer	April 23, 2026

/s/ Michael Martins Michael Martins	Treasurer, Principal Accounting Officer and Principal Financial Officer	April 23, 2026

/s/ Hilary M. Alger* Hilary M. Alger	Trustee	April 23, 2026

/s/ Charles F. Baird, Jr.* Charles F. Baird, Jr	Trustee	April 23, 2026

/s/ Jean Brownhill* Jean Brownhill	Trustee	April 23, 2026

/s/ Susan L. Moffet* Susan L. Moffet	Trustee	April 23, 2026

/s/ Jay C. Nadel* Jay C. Nadel	Trustee	April 23, 2026

/s/ David Rosenberg* David Rosenberg	Trustee	April 23, 2026

/s/ Nathan E. Saint-Amand, M.D.* Nathan E. Saint-Amand, M.D.	Trustee	April 23, 2026

*By: /s/ Hal Liebes
Hal Liebes
Attorney-In-Fact

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

(j-1)	Custody Agreement between Registrant and BNY

(j-2)	Amendment to Custody Agreement between Registrant and BNY

(k-1)	Transfer Agency and Service Agreement between Registrant and UMB Fund Services, Inc.

(k-2)	Administration and Accounting Services Agreement between Registrant and BNY

(k-3)	Amendment to Administration and Accounting Services Agreement between Registrant and BNY

(l)	Opinion and Consent of Counsel to Registrant

(n)	Consent of Independent Registered Public Accounting Firm

(p)	Initial Subscription Agreement

(s)	Powers of Attorney